UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-01597

Steward Funds, Inc.
(Exact name of registrant as specified in charter)

15375 Memorial Drive

Suite 200

Houston, Texas 77079
(Address of principal executive offices) (Zip code)

John Marten

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 262-6631

Date of fiscal year end: April 30

Date of reporting period: April 30, 2020

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

CROSSMARKGLOBAL.COM	April 30, 2020

CROSSMARK STEWARD FUNDS

ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.crossmarkglobal.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or you are a direct investor, by calling 1-713-243-6746 or sending an email request to Jim Coppedge, jcoppedge@crosssmarkglobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-713-243-6746 or send an email request to jcoppedge@crosssmarkglobal.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the Transfer Agent if you invest directly with the Funds.

Dear Shareholder:

It is our pleasure to present you with the 2020 Steward Funds, Inc. Annual Report. Within the pages of this report, you will see detailed information regarding the funds, including performance, specific holdings within each fund, and a summary of the key factors that have affected the funds’ performance for the most recent fiscal year.

The last year has been inspiring for the Steward Funds and for Crossmark Global Investments (the investment advisory firm that manages the funds). Most notably, in early 2020, we were notified by Refinitiv that the Steward Global Equity Income Fund (ticker SGISX) was once again selected to receive multiple Lipper Fund Awards for its performance. Specifically, the Steward Global Equity Income Fund was named the Best Global Equity Income Fund in the five-year and ten-year performance categories for the period ended November 30, 2019. This marks the sixth consecutive year in which this fund has received a Lipper Award.

We are extraordinarily proud of all of the funds. Dedicated to widely-held traditional values, the Steward Funds use a proprietary screening methodology that seeks to screen out companies recognized for their material business involvement, through direct participation and/or percentage of revenue, in abortion & abortifacients, adult entertainment, alcohol, embryonic stem cell research, gambling, recreational cannabis, and tobacco. We believe that investors do not need to sacrifice investment returns to align their investments with their values.

As a firm, we are committed to operating according to the highest levels of excellence within our industry. Our commitment to our core values of integrity, courage, commitment, proficiency, and professionalism is unwavering. Not only do we help investors align their investments with their values, we work hard to align our business practices with our values.

On behalf of all of the professionals at the Steward Funds and Crossmark Global Investments, we sincerely thank you for the trust you have placed in us. We invite you to learn more about the Steward Funds, Crossmark Global Investments, and the various investment options available by visiting our website at http://www.crossmarkglobal.com/. Additionally, if you are ever in the Houston, Texas area, we would love to meet you personally at our office. Feel free to stop by at any time.

Again, thank you for choosing to invest in the Steward Funds.

Sincerely,

Michael L. Kern, III, CFA

Chairman of the Board, President and Treasurer of Steward Funds, Inc.

President, CEO and Treasurer of Crossmark Global Investments, Inc.

15375 Memorial Drive, Suite 200, Houston, TX 77079 800-262-6631	crossmarkglobal.com/stewardfunds

NOTES FROM THE PORTFOLIO MANAGERS (Unaudited)

We are happy to present the April 30, 2020 Annual Report for Steward Funds, Inc. Dedicated to widely-held traditional values, Steward Funds use a proprietary screening methodology that seeks to screen out companies recognized for their material business involvement, through direct participation and/or percentage of revenue, in one or more of the following:

• Abortion & Abortifacients

• Adult Entertainment

• Alcohol

• Embryonic Stem Cell Research

• Gambling

• Recreational Cannabis

• Tobacco

As always, we welcome the opportunity to address any questions you may have related to Steward Funds, Inc.

Market Overview

After a significant decline in the fourth quarter of 2018, it seemed that 2019 might bring more of the same. However, when 2018’s year-end tax selling came to a halt, the selling pressure was relieved. Add the Fed’s softer tone and stocks propelled higher throughout 2019, especially in the fourth quarter, with steady moves by the S&P 500 Index (S&P 500) during November and December 2019. The elephant in the room during that period was the uncertainty regarding the impeachment of President Donald Trump. With the Senate in Republican hands, it appeared unlikely that Trump would face removal from office, and the stock market mostly shrugged it off.

Over the last six months, we began to see very fine cracks in the economy with the ISM signaling expansion and manufacturing ISM exhibiting evidence of a small contraction. However, no clear signal was evident as Markit PMI (Purchasing Managers Index, which is a measure of the prevailing direction of economic trends in manufacturing) levels showed both services and manufacturing in expansion mode, and employment statistics continued to exhibit a strong labor market with the unemployment rate at a 50-year low of 3.5%. With these factors, the U.S. economy looked pretty solid in our view as we entered 2020, a striking 127 months in on the longest economic recovery on record.

There is a saying that periods of growth do not die of old age, but more likely, they are ended by the Federal Reserve committing a policy error. Concerns of the recovery being long in the tooth and valuations being too high were paramount in early 2020 with the P/E or price-to-earnings ratio (the ratio for valuing a company that measures its current share price relative to its per-share earnings) on the S&P 500 about 18.3x 2020 earnings. A study by Ned Davis Research showed that in periods of low inflation, between 1% and 3%, the P/E of the S&P 500 averaged around 21x since 1984. Couple this with a friendly Fed, a good economy, and an expected increase in corporate profits, we believed that the path of least resistance for the markets was to move higher. We saw that come to fruition as the markets moved to hit all-time highs in late February 2020. Then, in March, the coronavirus disease 2019 (COVID-19) made its way into the United States, creating a pandemic.

As investors contemplated the potential impact of COVID-19, economic activity began to freeze up, and equity markets began to fall. What transpired was the quickest transition from a bull market to a bear market in history, with the S&P 500 falling over 20% in less than 20 days. After backing and filling a bit, the S&P 500 Index closed down 19.6% for the first quarter of 2020. Corrections historically have been fast once panic sets in, but this one set a record. Initially, this did not get categorized as a financial crisis, and traders said it felt more like the indiscriminate selling after September 11, 2001, when the Twin Towers fell. But with a U.S. shutdown added to those already in place in Asia and Europe, it quickly became a financial crisis.

Although we know that when businesses around the globe are shutdown, the economies will suffer, we have just begun to witness the level of economic contraction that results from these health-related measures. We have seen a sharp downturn in employment with 26 million people filing for unemployment in the U.S., falling PMI readings for both services and manufacturing, and consumer consumption drastically declining. None of this is a great surprise, and we would anticipate that as April economic reports are released, the numbers will only get worse. As if this wasn’t enough, the price of oil and the energy sector more generally collapsed during the quarter, precipitated by a production dispute between Russia and Saudi Arabia. Oil fell more than 60% during the three-month period, and we even saw WTI crude oil futures trade negative for the first time ever, as storage capacity disappeared with supply continuing and demand falling. This resulted in the energy sector being the worst-performing sector for the first quarter of 2020.

We believe that barring a second major COVID-19 outbreak, the markets can begin a more sustainable move higher, as we have seen bottoming economic numbers, slowing jobless claims, and parts of the United States starting to open back up. This doesn’t mean there won’t be volatility as investors look past many of the current economic reports and focus more on COVID-19 headlines. Still, the overall trend should begin to be in an upward direction, in our opinion. One of the strongest foundations for this thesis is the tremendous amount of fiscal and monetary policy that came into play. The Federal Reserve slashed interest rates to virtually zero and immediately stepped in during the volatile final weeks of March and early April to provide liquidity through numerous facilities involving commercial paper, repurchase agreements, investment-grade and high-yield credit, in addition to traditional treasury and mortgage-backed securities purchases. With stay-at-home orders in place for most states, small businesses were teetering on the brink of bankruptcy, pushing lawmakers in D.C. to pass the most substantial stimulus bill in history, designed to provide aid to struggling Americans. To assist the American economy, the government approved direct payments, expanded unemployment insurance, loans and grants to affected industries, and cash and credit for small businesses. We believe the potential exists for additional funds to be added during the second quarter of 2020, as these programs become stretched.

While working our way through the ramifications of COVID-19, we have also entered earnings season with expectations continually falling over the past month. Many investors are focusing their attention on balance sheets and cash flow potential for companies to determine which ones can weather the volatility and come out on the other side. Analysts are predicting an annualized GDP decline of up to 50% in the second quarter of 2020. Therefore, many companies are pulling their earnings guidance entirely, until they have a better grasp of when and how fast the economy regains its footing as the country begins to reopen slowly. The general consensus now stands with negative S&P 500 Year-over-Year (YOY) Earnings-Per-Share (EPS) growth for each quarter of 2020, with second-quarter growth expected to be the hardest hit, but results improving in the second half of the year. Given the unknowns and wide variation in estimates among analysts, this is a low confidence estimate that will likely adjust with each passing day.

At the close of April, the S&P 500 was trading at about a 19x multiple on a forward 12-month basis. Is this a reasonable valuation? It’s hard to say, given the uncertainty around business conditions and the earnings outlook. But remember, the vast bulk of a stock’s value is derived from the out years rather than the next quarter or two, and we think things will likely get better down the road. In more normal times, having interest rates at zero, low inflation, and stimulus money coming in over that transom could lead to a P/E ratio of well over 20x, so we believe the current P/E is within reason. Our motto has always been “don’t fight the Fed,” and we could amend that to say “don’t fight the Fed and the world’s central banks when they work together,” so we think the path of least resistance for the market should be to the upside over the next six months or so, but it will likely be a very volatile ride.

STEWARD COVERED CALL INCOME FUND

Paul Townsen, Managing Director, Portfolio Manager

Fund Performance

For the year ended April 30, 2020, the Steward Covered Call Income Fund returned -5.45% for the Class A shares and -5.15% for the Institutional Class shares. Over this period, the Cboe S&P 500 BuyWrite Index (BXM) returned -13.18%, and the S&P 500 Index returned 0.86%.

Factors Affecting Performance

Three main factors contributed to the Fund’s relative performance against the benchmarks: stock selection, the performance of the call option overlay, and the Fund’s values-based screening policies.

The impact of stock allocation and weighting for the year ended April 30, 2020 was neutral. Several over-weighted names that contributed to positive performance for the Fund were Apple and Microsoft, which returned 18.74% and 25.76%, respectively. Several other names worth mentioning for the period were Nvidia, Adobe Systems, and Gilead Sciences, which were up 45.54%, 27.24%, and 34.40%. This positively impacted performance. Stock allocations that negatively impacted performance came from the energy and financial sectors of the S&P 500. Occidental Petroleum, Exxon Mobil, and JPMorgan returned -55.50%, -29.37%, and -22.02%, respectively.

Covered calls written against the underlying equity securities also impacted Fund performance. Due to the COVID-19 pandemic, volatility surged in the first quarter of 2020, with the CBOE Volatility Index (VIX) reaching a high of 82.69 on March 16, 2020. The VIX held an average for the first quarter of 2020 of 26.87. There was a significant increase in income generation in February and March as volatility heightened. When stocks rise as they did at the beginning of the period, writing call options cap the upside in exchange for a premium. However, as the markets traded off from February through March, the option overlay was a boost to performance. Thus, we expect short call options to provide positive performance when the market experiences periods of sharp price depreciation.

The values-based screening policies employed by the Funds can also affect the performance of the Fund. The Fund’s Board of Directors approved changes to the values-based screening policies effective February 2020, including narrowing the mature content screen to adult entertainment, so the Fund was able to invest in some companies that were previously screened in the past. Approved for investment were Amazon, AT&T, Comcast, and Netflix. Since the date of purchase, they have returned 33.89%, -19.61%, -15.36%, and 29.75%, respectively.

Principal Investment Strategy

The Fund’s principal investment strategy is to invest in a portfolio of large-cap, dividend-paying, equity securities that are listed on U.S. exchanges and to write (sell) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large-cap securities market, subject to the limitations of the Fund’s values-based screening policies.

Under normal market circumstances, the Fund will:

•  write (sell) call options on at least 80% of its equity securities

•  invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark

The Fund’s equity investments will consist primarily of common stocks of large U.S. companies, most of which will pay dividends, with sufficient liquidity and option market interest to suggest that call options can be readily written on those securities.

STEWARD GLOBAL EQUITY INCOME FUND

John R. Wolf, Managing Director, Portfolio Manager

Fund Performance

For the year ended April 30, 2020, the Steward Global Equity Income Fund returned -9.41% for the Class A shares and -9.09% for the Institutional Class shares. The return for the global market, as represented by the S&P Global 1200 Index, was -3.62%, and the return for the S&P 500 Index was 0.86% for the same period. For global dividend income comparison purposes, the MSCI World High Dividend Yield Index returned -7.18% for the same period.

Factors Affecting Performance

The Steward Global Equity Income Fund experienced extreme performance gyrations during the last two months of the fiscal year, due to the COVID-19 pandemic. The global equity markets suffered substantial losses in the latter half of the first quarter of 2020 while experiencing dramatic performance swings on a day-to-day basis. The Fund participated in the volatility swings, with periods of relative outperformance and underperformance to the benchmarks throughout this time frame.

This extraordinary event has emphasized the strategy’s “Validation” process, which involves a more in-depth analysis of the existing portfolio than under normal circumstances. While our current economic environment is unprecedented in recent history, certain aspects of this virus outbreak have affected specific industries and sectors more than others. Companies whose business operations involve more face-to-face human contact have been affected much more adversely. With this context in mind, the Validation process activated to look for companies in the portfolio that would be more than temporarily affected by this pandemic and could be potentially crippled for the longer term. One portfolio holding met this criterion. Carnival Corp., a cruise ship operator, was at the forefront of this pandemic, as several ships had passengers who had contracted the virus. The immediate impact was massive cruise cancellations, as non-essential travel was being discouraged. Also, the demographic for these cruises are typically an older population that is more vulnerable to contracting the very contagious virus. We believe Carnival can weather this situation for a year or two; in our opinion, the company will face significant impairments for the foreseeable future. Therefore, we sold the holding in early March. Although most industries and sectors were affected, we have some portfolio holdings that managed to do well during the volatile period in the first quarter of 2020. For example, Clorox Company shares climbed as sales of the company’s cleaning products, including disinfecting wipes, bleach, bathroom, and multi-purpose cleaners soared. Clorox is a market share leader in these categories and we believe stands to benefit as this pandemic continues to unfold.

The portfolio equity allocation at the end of the fiscal year period was weighted 58.2% and 41.8%, respectively International. The Fund has maintained its objective of remaining relatively sector-neutral through all the volatility. The dividend yield of the Fund climbed dramatically as valuations of the holdings declined. Dividend payouts of the Fund’s holdings are currently holding steady. We will be monitoring this carefully as we expect company cash flows will be negatively affected, at least temporarily. While the equity markets experienced severe declines, the overall effectiveness of the portfolio management methodology, and particularly the Validation process, continued to perform as designed and are meeting or exceeding expectations.

The values-based screening policies employed by the Funds can also affect the performance of the Fund. Compensating for a specific restricted industry or company whose total return deviates dramatically from the overall benchmark Index is extremely difficult regardless of its weight within that index. For the year ended April 30, 2020, the screening policies hurt performance.

Principal Investment Strategy

The Fund pursues its investment objective through investment in U.S. and non-U.S. dividend-paying stocks that have demonstrated above-median yield and a positive trend in dividend payouts and favorable earnings growth, subject to the limitations of the Fund’s values-based screening policies.

The Fund invests primarily in common stocks of companies that represent a broad spectrum of the global economy and a range of market capitalizations, including large-cap, mid-cap and small-cap. The Fund may also invest in other investment companies and real estate investment trusts. The Fund will invest in dividend-paying securities of issuers throughout the world and the Fund will generally seek to have 30% to 50% of its net assets, and, under normal market conditions, no less than 30% of its net assets, invested in securities of non-U.S. issuers.

STEWARD INTERNATIONAL ENHANCED INDEX FUND

Brent Lium, CFA, Managing Director, Portfolio Manager and Ryan Caylor, CFA, Portfolio Manager, Head of Research

Fund Performance

For the year ended April 30, 2020, the Steward International Enhanced Index Fund returned -18.18% for the Class A shares and -17.87% for the Institutional Class shares. The total return for the S&P ADR Index, which generally represents the international developed markets component, was -15.26% for the same period. The BLDRS Emerging Markets 50 ADR Index Fund, which generally represents the emerging markets component, returned -11.62% for the same period.

Factors Affecting Performance

The Fund’s dual market structure maintained the same allocation throughout the 1-year period of 85% allocated towards developed markets and 15% towards emerging markets. This represents a neutral outlook between emerging and developed markets. Overall, international markets materially underperformed domestic U.S. markets when comparing the 0.86% return of the S&P 500 with the benchmarks listed above. This is broadly in-line with two long-term trends: the first being the 11-year bull market cycle in U.S. equities (which ended in March 2020) and the second being the more than three-decade-long major trend line since the late 1980s which has seen U.S. large-cap outperform a basket of international developed and emerging market equities (as proxied by the MSCI All Country World ex-USA Index).

The international developed markets component of the Fund underperformed the emerging markets component during the 1-year period by 364 basis points. The primary stocks driving the emerging markets component higher were Alibaba and JD.com, which were up 9.21% and 42.39%, respectively (Alibaba had the second-highest weighting within the Fund and is not included in the S&P ADR Index).

Performance of the Fund can also be affected by the Fund’s values-based screening policies. For the 12 months ended April 30, 2020, the values-based screening policies had a net negative performance impact on the Fund, mostly due to the heavy health care weighting within the S&P ADR Index. On a total return basis, restricted securities such as AstraZeneca (stem cell research), up 43.10%, Novartis AG (stem cell research), up 5.51% but with the largest stock weighting in the benchmark, and Novo Nordisk A/S (stem cell research), up 31.29%, significantly outperformed the S&P ADR benchmark. Screening out these three securities alone detracted 248 basis points from performance during the period. Conversely, not owning companies such as Anheuser-Busch InBev (alcohol), down 46.74%, Ambev SA (alcohol), down 53.33%, and Diageo plc (alcohol), down 15.96% positively impacted performance by 58 basis points. Overall, restricted companies’ performance detracted 302 basis points from the Fund’s performance during the period.

Principal Investment Strategy

The Fund is not a passively managed index Fund. The Fund pursues its objective by seeking to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of equity securities of developed market companies and of emerging market companies, and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry, and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based screening policies.

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s primary benchmark and will invest at least 80% of its assets in the securities of non-U.S. companies. The Fund’s investments are allocated in an attempt to match the characteristics of a blend of the primary benchmark with varied weightings from time to time of a secondary broad-based index that includes only securities of issuers in emerging market countries.

STEWARD LARGE CAP ENHANCED INDEX FUND

Brent Lium, CFA, Managing Director, Portfolio Manager and Ryan Caylor, CFA, Portfolio Manager, Head of Research

Fund Performance

For the year ended April 30, 2020, the Steward Large Cap Enhanced Index Fund returned -6.91% for the Class A shares and -6.61% for the Institutional Class shares. For comparison purposes, the return for the S&P 500 Index for the same period was 0.86%. The S&P 500 Pure Style Index returns were -1.02% for the S&P 500 Pure Growth Index and -29.48% for the S&P 500 Pure Value Index for the same period.

Factors Affecting Performance

The Fund’s blended style structure remained tilted towards value. As of April 30, 2020, the blended style structure of the Fund remained 60% large-cap core, 22% towards value stocks, and 18% towards growth stocks. The precipitating factors for this allocation remain declining U.S. economic growth, a wider spread than past years in the relative valuations between growth and value stocks, and the slowing corporate earnings growth rate.

The Fund’s factor-focused growth and value components may impact performance. During this reporting period, both growth and value underperformed the cap-weighted counterpart, contributing to the Fund’s underperformance. This was the most significant single measurable factor impacting performance for the period. Overall, the allocations towards value and growth detracted 674 basis points from performance when compared to the S&P 500. The tilt towards value versus the neutral scenario detracted 117 basis points.

Performance of the Fund can also be affected by the Fund’s values-based screening policies. For the period ended April 30, 2020, the values-based screening policies had a roughly neutral performance impact on the Fund, costing one basis point. Companies such as UnitedHealth Group (abortion – owner acute care facilities), up 28.23%, Johnson & Johnson (embryonic stem cell research), up 8.66%, and Thermo Fisher Scientific (embryonic stem cell research), up 21.36%, outperformed the S&P 500 benchmark. Screening out these three securities detracted 23 basis points from performance. Conversely, not owning companies such as General Electric (embryonic stem cell research), down 32.40%, Altria (tobacco), down 20.56%, and Phillip Morris (tobacco), down 7.34%, positively impacted performance by 27 basis points.

Principal Investment Strategy

The Fund is not a passively managed index Fund. The Fund pursues its objective by seeking to enhance its performance over that of its benchmark index by 1) changing the relative weighting in the Fund’s portfolio of growth versus value style securities in the index (style tilt) and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry, and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based screening policies.

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark.

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

Brent Lium, CFA, Managing Director, Portfolio Manager and Ryan Caylor, CFA, Portfolio Manager, Head of Research

Fund Performance

For the year ended April 30, 2020, the Steward Small-Mid Cap Enhanced Index Fund returned -21.24% for the Class A shares and -21.05% for the Institutional Class shares. For comparison purposes, the return for the S&P 1000 Index during the same period was -16.33%. The S&P 1000 Pure Style Index returns were -18.16% for the S&P 1000 Pure Growth Index and -32.68% for the S&P 1000 Pure Value Index for the same period.

Factors Affecting Performance

The Fund’s blended style structure remained tilted towards value. As of April 30, 2020, the blended style structure of the Fund remained 60% small and mid-cap core, 22% towards small and mid-cap value stocks, and 18% towards small and mid-cap growth stocks. The precipitating factors for this allocation remain declining U.S. economic growth, a wider spread than past years in the relative valuations between growth and value stocks, and the slowing corporate earnings growth rate.

The Fund’s factor-focused growth and value components may impact performance. During this reporting period, both growth and value underperformed the cap-weighted counterpart. Value dramatically underperformed the cap-weighted counterpart, contributing 378 basis points to the Fund’s underperformance. This was the largest single measurable factor impacting performance for the period. Overall, the allocations towards value and growth detracted 427 basis points from performance when compared to the S&P 1000. The tilt towards value versus the neutral scenario detracted 74 basis points.

Performance of the Fund can also be affected by the Fund’s values-based screening policies. For the period ended April 30, 2020, the values-based screening policies had a slight positive performance impact on the Fund. Companies such as Boston Beer (alcohol), up 53.08%, Murphy USA (alcohol and tobacco), up 25.59%, and Casey’s General Stores (alcohol and tobacco), up 15.99%, outperformed the S&P 1000 benchmark.

Screening out these three securities detracted 17 basis points from performance. Conversely, not owning companies such as Eldorado Resorts (gambling), down 55.17%, Dave & Busters (alcohol), down 74.18%, and MEDNAX (abortion), down 48.62%, positively impacted performance by 12 basis points. Overall, restricted companies positively impacted the Fund’s performance by two basis points during the period.

Principal Investment Strategy

The Fund is not a passively managed index Fund. The Fund pursues its objective by seeking to enhance its performance over that of its benchmark index by 1) changing the relative weighting in the Fund’s portfolio of growth versus value style securities in the index (style tilt) and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry, and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based screening policies.

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark.

STEWARD SELECT BOND FUND

Victoria Fernandez, CFA, Chief Market Strategist, Portfolio Manager

Fund Performance

For the year ended April 30, 2020, the Steward Select Bond Fund returned 6.21% for the Class A shares and 6.60% for the Institutional Class shares. As a representative of the larger fixed income markets, the Bloomberg Barclays Capital US Government/Credit Bond Index returned 12.21% for the same period.

Factors Affecting Performance

Duration was the primary driver of performance over the course of the fiscal year for the Fund. The more conservative interest rate positioning results in a shorter duration for the Fund as compared to the Index. As rates fell, the Fund underperformed the Index. When rates shifted higher or stayed relatively stable, the Fund outperformed the Index. Over the course of the 12-month period, we saw the US 10yr Treasury yield fall 186bps from 2.50% down to 0.64%. We have been working to extend the duration of the Fund although that was put on pause in March as liquidity in overnight lending facilities came under pressure and fixed income markets began to freeze. The trend in yields shifted throughout the year. During the summer of 2019, yields remained somewhat consistent around the 2.00% level, falling in August to 1.50% and causing us to underperform at that time. However, from September 2019 until roughly the 3rd week of January 2020, the Fund was outperforming the Index as U.S. yields climbed back up towards the 2.00% level for the U.S. 10yr treasury. With a shorter duration and an overweight to corporate bonds to generate income as compared to the Index, the Fund was well-positioned to take advantage of the market trends. As we are all fully aware, COVID-19 began entering our conversations at the end of January, and the markets adjusted course with treasury yields falling to all-time lows and the equity markets dropping over 30% in March. In such an environment, the same factors that were positive influences previously – the duration effect and the allocation effect – began to work against the Fund and resulted in underperformance during February and March. For the year ending April 30, 2020, the selection effect was a positive contributor to performance as our corporate allocation outperformed that of the Index. However, during the volatility seen in March, corporate spreads widened which led to a large performance drag overall. We have seen this shift in April with corporate spreads narrowing and making up some of the lost ground from earlier in the year.

The hardest-hit names during the last few months have been energy and financial names, which is of no surprise given the lack of demand from economic shutdowns and the concerns over business funding. As the economy begins to open back up, and businesses begin to generate revenue once again, we would anticipate that some of these stresses would lessen. Even though yields remain at historically low levels, we don’t anticipate a considerable shift over the coming quarter and have continued to shift our duration further out, moving closer to Index neutral. Utilizing short-term treasury bills during the first quarter of 2020 due to liquidity concerns in the markets shifted our duration shorter than anticipated. We are working to move out of those holdings and focus on maturities between 5-10 years, which is currently the steepest part of the yield curve.

Our overweight to the corporate allocation provides a strong cash flow component to the Fund, and we will continue this positioning with the belief that the majority of spread widening has already occurred. With continued volatility expected as uncertainties remain, the Fund should be well-positioned for the coming quarter.

There was no material performance impact related to the Fund’s values-based screening policies during the period.

Principal Investment Strategy

The Fund invests primarily in fixed-income securities, including, but not limited to, corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to the limitations of the Fund’s values-based screening policies. The Fund’s investments may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations. Other security types may include fixed-rate preferred stock and municipal bonds. Normally, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in these types of instruments.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward Covered Call Income Fund*, the S&P 500 Index**, and the Cboe S&P 500 BuyWrite Index.*** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2020

		Since	Expense
	One Year	Inception****	Ratio‡
Steward Covered Call Income Fund — Class A	-5.45%	1.00%	1.25%
S&P 500 Index	0.86%	6.08%	N/A
Cboe S&P 500 BuyWrite Index	-13.18%	-4.31%	N/A

*	The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Covered Call Income Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.

**	The Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market of 500 stocks representing all major industries.

***	The Cboe Standard and Poor’s 500 BuyWrite Index (‘‘BXM’’) is a capitalization-weighted index of 500 stocks. BXM is a passive total return index based on buying an S&P 500 stock index portfolio and ‘‘writing’’ (or selling) the near-term S&P 500 Index ‘‘covered’’ call option. BXM is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 index call options.

****	Effective date of registration and commencement of operations are the same: December 14, 2017.

‡ See the August 1, 2019 prospectus for details. The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through August 30, 2020. Additional information pertaining to the April 30, 2020 expense ratio can be found in the Financial Highlights.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward Global Equity Income Fund*, the S&P 500 Index** and the S&P Global 1200 Index.*** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2020

				Expense
	One Year	Five Year	Ten Year	Ratio‡
Steward Global Equity Income Fund — Class A	-9.41%	5.19%	7.64%	1.25%
S&P 500 Index	0.86%	9.12%	11.69%	N/A
S&P Global 1200 Index	-3.62%	5.57%	8.20%	N/A

*	The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Global Equity Income Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.

**	The Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market of 500 stocks representing all major industries.

***	The Standard & Poor’s Global 1200 Index is a global index of 1200 stocks comprised of the following seven S&P regional indices: S&P 500 Index (United States), S&P Europe 350 Index (Europe), S&P/TOPIX 150 Index (Japan), S&P/TSX 60 Index (Canada), S&P/ASX All Australia 50 Index (Australia), S&P Asia 50C Index (Asia Ex-Japan) and the S&P Latin America 40 Index (Latin America). The S&P Global 1200 Index is the Fund’s secondary index.

‡ See the August 1, 2019 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward International Enhanced Index Fund* and the S&P ADR Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2020

				Expense
	One Year	Five Year	Ten Year	Ratio‡
Steward International Enhanced Index Fund — Class A	-18.18%	-2.18%	0.20%	1.03%
S&P ADR Index	-15.26%	-1.48%	2.23%	N/A

*	The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward International Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.

**	The Standard & Poor’s ADR Index, the Fund’s designated broad-based index, is based on the non-U.S. stocks comprising the S&P Global 1200 Index. The index is made up of those companies from the S&P Global 1200 Index that offer either Level II or Level III ADRs, global shares or ordinary shares in the case of Canadian equities. The index was developed with a base value of 1000 on December 31, 1997.

‡ See the August 1, 2019 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward Large Cap Enhanced Index Fund* and the S&P 500 Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2020

				Expense
	One Year	Five Year	Ten Year	Ratio‡
Steward Large Cap Enhanced Index Fund — Class A	-6.91%	5.64%	9.94%	0.82%
S&P 500 Index	0.86%	9.12%	11.69%	N/A

* The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Large Cap Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.

** The Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market of 500 stocks representing all major industries.

‡ See the August 1, 2019 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward Small-Mid Cap Enhanced Index Fund* and the S&P 1000 Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2020

				Expense
	One Year	Five Year	Ten Year	Ratio‡
Steward Small-Mid Cap Enhanced Index Fund — Class A	-21.24%	0.92%	7.07%	0.83%
S&P 1000 Index	-16.33%	3.53%	8.84%	N/A

*	The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Small-Mid Cap Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.

**	The Standard and Poor’s 1000 Index is a capitalization-weighted index combining the Standard and Poor’s Mid Cap 400 Index and the Standard and Poor’s Small Cap 600 Index. Both indices represent stocks chosen for market size, liquidity and industry group representation.

‡ See the August 1, 2019 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward Select Bond Fund* and the Bloomberg Barclays Capital US Government/Credit Bond Index.** (Unaudited)

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.

Average Annual Total Return as of April 30, 2020

				Expense
	One Year	Five Year	Ten Year	Ratio‡
Steward Select Bond Fund — Class A	6.21%	2.19%	2.24%	0.97%
Bloomberg Barclays Capital US Government/Credit Bond Index	12.21%	4.11%	4.25%	N/A

*	The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Select Bond Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.

**	The Bloomberg Barclays Capital US Government/Credit Bond Index represents the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements to represent the credit interests.

‡ See the August 1, 2019 prospectus for details.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD COVERED CALL INCOME FUND

The table below sets forth the diversification of the Steward Covered Call Income Fund investments by Industry.

Industry Diversification	Percent*
IT Services	8.1%
Software	6.9
Interactive Media & Services	6.9
Banks	5.5
Electric Utilities	4.6
Health Care Equipment & Supplies	4.5
Semiconductors & Semiconductor Equipment	4.3
Internet & Direct Marketing Retail	4.1
Technology Hardware, Storage & Peripherals	4.0
Biotechnology	3.6
Aerospace & Defense	3.3
Oil, Gas & Consumable Fuels	3.1
Beverages	3.1
Diversified Telecommunication Services	2.9
Household Products	2.9
Food & Staples Retailing	2.8
Capital Markets	2.4
Specialty Retail	2.3
Hotels, Restaurants & Leisure	2.3
Money Market Fund	2.3
Diversified Financial Services	2.2
Entertainment	2.1
Media	2.0
Industrial Conglomerates	1.8
Pharmaceuticals	1.8
Insurance	1.7
Communications Equipment	1.4
Consumer Finance	1.3
Equity Real Estate Investment Trusts	1.3
Road & Rail	1.1
Food Products	1.1
Air Freight & Logistics	1.1
Electrical Equipment	0.9
Textiles, Apparel & Luxury Goods	0.9
Chemicals	0.9
Machinery	0.8
Automobiles	0.8
Health Care Providers & Services	0.7
Multiline Retail	0.6
Energy Equipment & Services	0.3
Building Products	0.2
Total Investments	104.9%

*	Percentages indicated are based on net assets as of April 30, 2020.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD COVERED CALL INCOME FUND

	Shares	Value
COMMON STOCKS (102.6%)

AEROSPACE & DEFENSE (3.3%)
Boeing Co. (The)	800	$112,816
General Dynamics Corp.	1,800	235,116
Lockheed Martin Corp.	700	272,342
Raytheon Technologies Corp.	4,368	283,080
		903,354
AIR FREIGHT & LOGISTICS (1.1%)
FedEx Corp.	1,200	152,124
United Parcel Service, Inc., Class B	1,700	160,922
		313,046
AUTOMOBILES (0.8%)
Ford Motor Co.	20,000	101,800
General Motors Co.	4,900	109,221
		211,021
BANKS (5.5%)
Bank of America Corp.	15,400	370,370
Citigroup, Inc.	5,300	257,368
JPMorgan Chase & Co.	5,600	536,256
U.S. Bancorp	4,600	167,900
Wells Fargo & Co.	6,400	185,920
		1,517,814
BEVERAGES (3.1%)
Coca-Cola Co. (The)	8,200	376,298
PepsiCo, Inc.	3,600	476,244
		852,542
BIOTECHNOLOGY (3.6%)
AbbVie, Inc.	3,000	246,600
Amgen, Inc.	1,500	358,830
Biogen, Inc.(a)	500	148,415
Gilead Sciences, Inc.	3,000	252,000
		1,005,845
BUILDING PRODUCTS (0.2%)
Carrier Global Corp.†(a)	2,500	44,275

CAPITAL MARKETS (2.4%)
Bank of New York Mellon Corp. (The)	3,600	135,144
BlackRock, Inc.	400	200,816
Goldman Sachs Group, Inc. (The)	900	165,078
Morgan Stanley	3,800	149,834
		650,872
CHEMICALS (0.9%)
Dow, Inc.	2,400	88,056
DuPont de Nemours, Inc.	3,200	150,464
		238,520
COMMUNICATIONS EQUIPMENT (1.4%)
Cisco Systems, Inc.	9,200	389,896

CONSUMER FINANCE (1.3%)
American Express Co.	2,500	228,125
Capital One Financial Corp.	2,200	142,472
		370,597
DIVERSIFIED FINANCIAL SERVICES (2.2%)
Berkshire Hathaway, Inc., Class B(a)	3,200	599,552

DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
AT&T, Inc.	12,500	380,875
Verizon Communications, Inc.	7,400	425,130
		806,005
ELECTRIC UTILITIES (4.6%)
Duke Energy Corp.	4,400	372,504
Exelon Corp.	5,900	218,772
NextEra Energy, Inc.	1,600	369,792
Southern Co. (The)	5,600	317,688
		1,278,756
ELECTRICAL EQUIPMENT (0.9%)
Emerson Electric Co.	4,500	256,635

ENERGY EQUIPMENT & SERVICES (0.3%)
Schlumberger Ltd.	5,200	87,464

ENTERTAINMENT (2.1%)
Netflix, Inc.(a)	600	251,910
Walt Disney Co. (The)	3,100	335,265
		587,175
EQUITY REAL ESTATE INVESTMENT TRUSTS (1.3%)
American Tower Corp.	1,100	261,800
Simon Property Group, Inc.	1,500	100,155
		361,955
FOOD & STAPLES RETAILING (2.8%)
Costco Wholesale Corp.	1,000	303,000

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD COVERED CALL INCOME FUND

	Shares	Value
Walgreens Boots Alliance, Inc.	2,200	$95,238
Walmart, Inc.	3,100	376,805
		775,043
FOOD PRODUCTS (1.1%)
Kraft Heinz Co. (The)	3,000	90,990
Mondelez International, Inc., Class A	4,100	210,904
		301,894
HEALTH CARE EQUIPMENT & SUPPLIES (4.5%)
Abbott Laboratories	5,000	460,450
Danaher Corp.	2,400	392,304
Medtronic PLC	4,100	400,283
		1,253,037
HEALTH CARE PROVIDERS & SERVICES (0.7%)
CVS Health Corp.	3,100	190,805

HOTELS, RESTAURANTS & LEISURE (2.3%)
McDonald’s Corp.	2,300	431,388
Starbucks Corp.	2,700	207,171
		638,559
HOUSEHOLD PRODUCTS (2.9%)
Colgate-Palmolive Co.	3,400	238,918
Procter & Gamble Co. (The)	4,700	553,989
		792,907
INDUSTRIAL CONGLOMERATES (1.8%)
3M Co.	1,400	212,688
Honeywell International, Inc.	2,000	283,800
		496,488
INSURANCE (1.7%)
Allstate Corp. (The)	2,200	223,784
American International Group, Inc.	3,500	89,005
MetLife, Inc.	4,400	158,752
		471,541
INTERACTIVE MEDIA & SERVICES (6.9%)
Alphabet, Inc., Class A†(a)	400	538,680
Alphabet, Inc., Class C(a)	500	674,330
Facebook, Inc., Class A(a)	3,400	696,014
		1,909,024
INTERNET & DIRECT MARKETING RETAIL (4.1%)
Amazon.com, Inc.(a)	400	989,600
Booking Holdings, Inc.(a)	100	148,057
		1,137,657
IT SERVICES (8.1%)
Accenture PLC, Class A	2,200	407,418
International Business Machines Corp.	1,800	226,008
Mastercard, Inc., Class A	2,000	549,940
PayPal Holdings, Inc.(a)	2,600	319,800
Visa, Inc., Class A	4,200	750,624
		2,253,790
MACHINERY (0.8%)
Caterpillar, Inc.	1,400	162,932
Otis Worldwide Corp.†(a)	1,250	63,637
		226,569
MEDIA (2.0%)
Charter Communications, Inc., Class A(a)	500	247,615
Comcast Corp., Class A	8,300	312,329
		559,944
MULTILINE RETAIL (0.6%)
Target Corp.	1,400	153,636

OIL, GAS & CONSUMABLE FUELS (3.1%)
Chevron Corp.	2,800	257,600
ConocoPhillips	2,500	105,250
Exxon Mobil Corp.	6,300	292,761
Kinder Morgan, Inc.	8,700	132,501
Occidental Petroleum Corp.	4,000	66,400
		854,512
PHARMACEUTICALS (1.8%)
Allergan PLC	900	168,606
Eli Lilly and Co.	2,100	324,744
		493,350
ROAD & RAIL (1.1%)
Union Pacific Corp.	1,900	303,601

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.3%)
Intel Corp.	6,700	401,866
NVIDIA Corp.	1,100	321,508
QUALCOMM, Inc.	2,100	165,207
Texas Instruments, Inc.	2,600	301,782
		1,190,363
SOFTWARE (6.9%)
Adobe, Inc.(a)	1,500	530,460

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD COVERED CALL INCOME FUND

	Shares	Value
Microsoft Corp.	6,200	$1,111,102
Oracle Corp.	4,800	254,256
		1,895,818
SPECIALTY RETAIL (2.3%)
Home Depot, Inc. (The)	2,100	461,643
Lowe’s Cos., Inc.	1,800	188,550
		650,193
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (4.0%)
Apple, Inc.	3,800	1,116,440

TEXTILES, APPAREL & LUXURY GOODS (0.9%)
NIKE, Inc., Class B	2,800	244,104
TOTAL COMMON STOCKS (COST $31,416,219)		28,384,599

MONEY MARKET FUND (2.3%)
Northern Institutional Treasury Portfolio (Premier Class), 0.22%(b)	624,957	624,957
TOTAL MONEY MARKET FUND (COST $624,957)		624,957

TOTAL INVESTMENTS (COST $32,041,176) 104.9%		29,009,556

WRITTEN CALL OPTIONS -4.9% (PREMIUMS RECEIVED $(772,238))		(1,342,669)

LIABILITIES IN EXCESS OF OTHER ASSETS 0.0%		(16,794)

NET ASSETS 100.0%		$27,650,093

Securities in this Fund are pledged as collateral for call options written.

†	Security is not pledged as collateral for call options written.
(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2020 is disclosed.

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD COVERED CALL INCOME FUND

Exchange-traded options written as of April 30, 2020 were as follows:

		Number of	Notional	Exercise	Expiration
Description	Type	Contracts	Amount*	Price	Date	Value
3M Co.	Call	10	$(155,000)	$155.00	5/15/20	$(2,750)
Abbott Laboratories	Call	50	(387,500)	77.50	5/15/20	(73,375)
AbbVie, Inc.	Call	20	(160,000)	80.00	5/15/20	(8,000)
Accenture PLC, Class A	Call	20	(360,000)	180.00	5/15/20	(18,000)
Adobe, Inc.	Call	10	(325,000)	325.00	5/15/20	(30,725)
Allergan PLC	Call	5	(100,000)	200.00	5/15/20	(140)
Allstate Corp. (The)	Call	20	(220,000)	110.00	6/19/20	(4,600)
Alphabet, Inc., Class C	Call	4	(508,000)	1,270.00	5/15/20	(34,800)
Amazon.com, Inc.	Call	3	(768,000)	2,560.00	5/15/20	(20,136)
American Express Co.	Call	19	(161,500)	85.00	5/15/20	(15,010)
American International Group, Inc.	Call	30	(75,000)	25.00	5/15/20	(5,295)
American Tower Corp.	Call	10	(280,000)	280.00	7/17/20	(2,000)
Amgen, Inc.	Call	10	(250,000)	250.00	7/17/20	(6,900)
Apple, Inc.	Call	35	(1,032,500)	295.00	5/15/20	(31,885)
AT&T, Inc.	Call	100	(320,000)	32.00	6/19/20	(7,500)
Bank of America Corp.	Call	150	(345,000)	23.00	6/19/20	(33,150)
Bank of New York Mellon Corp. (The)	Call	30	(105,000)	35.00	6/19/20	(11,100)
Berkshire Hathaway, Inc., Class B	Call	30	(570,000)	190.00	5/15/20	(9,000)
Biogen, Inc.	Call	5	(175,000)	350.00	5/15/20	(125)
BlackRock, Inc.	Call	2	(102,000)	510.00	6/19/20	(4,030)
Boeing Co. (The)	Call	8	(124,000)	155.00	5/15/20	(3,440)
Booking Holdings, Inc.	Call	1	(152,500)	1,525.00	5/15/20	(4,156)
Capital One Financial Corp.	Call	20	(110,000)	55.00	5/15/20	(20,700)
Caterpillar, Inc.	Call	10	(125,000)	125.00	6/19/20	(3,000)
Charter Communications, Inc., Class A	Call	4	(216,000)	540.00	6/19/20	(3,520)
Chevron Corp.	Call	28	(196,000)	70.00	5/15/20	(62,160)
Cisco Systems, Inc.	Call	80	(352,000)	44.00	6/19/20	(12,000)
Citigroup, Inc.	Call	45	(202,500)	45.00	5/15/20	(19,350)
Coca-Cola Co. (The)	Call	80	(400,000)	50.00	5/15/20	(720)
Colgate-Palmolive Co.	Call	30	(225,000)	75.00	5/15/20	(990)
Comcast Corp., Class A	Call	75	(281,250)	37.50	5/15/20	(9,225)
ConocoPhillips	Call	25	(85,000)	34.00	6/19/20	(20,425)
Costco Wholesale Corp.	Call	10	(320,000)	320.00	5/15/20	(1,200)
CVS Health Corp.	Call	30	(187,500)	62.50	5/15/20	(5,400)
Danaher Corp.	Call	20	(300,000)	150.00	5/15/20	(27,800)
Dow, Inc.	Call	24	(78,000)	32.50	6/19/20	(11,760)
Duke Energy Corp.	Call	35	(315,000)	90.00	6/19/20	(5,600)
DuPont de Nemours, Inc.	Call	20	(80,000)	40.00	6/19/20	(16,800)
Eli Lilly and Co.	Call	15	(255,000)	170.00	6/19/20	(2,018)
Emerson Electric Co.	Call	35	(175,000)	50.00	6/19/20	(28,000)
Exelon Corp.	Call	50	(160,000)	32.00	5/15/20	(27,000)
Exxon Mobil Corp.	Call	50	(227,500)	45.50	5/15/20	(11,700)
Facebook, Inc., Class A	Call	30	(570,000)	190.00	5/15/20	(49,500)
FedEx Corp.	Call	10	(135,000)	135.00	6/19/20	(3,900)
Ford Motor Co.	Call	175	(105,000)	6.00	6/19/20	(3,588)

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD COVERED CALL INCOME FUND

		Number of	Notional	Exercise	Expiration
Description	Type	Contracts	Amount*	Price	Date	Value
General Dynamics Corp.	Call	11	$(159,500)	$145.00	5/15/20	$(220)
General Motors Co.	Call	39	(89,700)	23.00	6/19/20	(6,415)
Gilead Sciences, Inc.	Call	30	(210,000)	70.00	5/15/20	(42,000)
Goldman Sachs Group, Inc. (The)	Call	9	(171,000)	190.00	6/19/20	(6,840)
Home Depot, Inc. (The)	Call	20	(2,000)	1.00	5/15/20	(44,000)
Honeywell International, Inc.	Call	20	(300,000)	150.00	6/19/20	(9,000)
Intel Corp.	Call	55	(302,500)	55.00	5/15/20	(28,737)
International Business Machines Corp.	Call	10	(125,000)	125.00	6/19/20	(5,700)
JPMorgan Chase & Co.	Call	50	(487,500)	97.50	6/19/20	(27,875)
Kinder Morgan, Inc.	Call	80	(136,000)	17.00	6/19/20	(2,080)
Kraft Heinz Co. (The)	Call	30	(82,500)	27.50	6/19/20	(9,900)
Lockheed Martin Corp.	Call	7	(276,500)	395.00	5/15/20	(5,600)
Lowe’s Cos., Inc.	Call	15	(157,500)	105.00	6/19/20	(10,200)
Mastercard, Inc., Class A	Call	20	(560,000)	280.00	6/19/20	(27,500)
McDonald’s Corp.	Call	15	(240,000)	160.00	5/15/20	(44,715)
Medtronic PLC	Call	40	(360,000)	90.00	5/15/20	(30,400)
MetLife, Inc.	Call	40	(140,000)	35.00	5/15/20	(8,400)
Microsoft Corp.	Call	50	(925,000)	185.00	6/19/20	(26,500)
Mondelez International, Inc., Class A	Call	35	(192,500)	55.00	6/19/20	(1,820)
Morgan Stanley	Call	38	(140,600)	37.00	5/15/20	(12,502)
Netflix, Inc.	Call	4	(164,000)	410.00	5/15/20	(7,960)
NextEra Energy, Inc.	Call	16	(400,000)	250.00	6/19/20	(5,920)
NIKE, Inc., Class B	Call	25	(243,750)	97.50	7/17/20	(5,125)
NVIDIA Corp.	Call	10	(325,000)	325.00	6/19/20	(9,475)
Occidental Petroleum Corp.	Call	40	(70,000)	17.50	6/19/20	(7,920)
Oracle Corp.	Call	48	(240,000)	50.00	5/15/20	(16,800)
PayPal Holdings, Inc.	Call	20	(240,000)	120.00	6/19/20	(17,900)
PepsiCo, Inc.	Call	30	(405,000)	135.00	5/15/20	(4,140)
Procter & Gamble Co. (The)	Call	45	(585,000)	130.00	6/19/20	(2,970)
QUALCOMM, Inc.	Call	15	(127,500)	85.00	6/19/20	(2,790)
Raytheon Technologies Corp.	Call	20	(230,000)	115.00	5/15/20	(3,300)
Raytheon Technologies Corp.	Call	8	(104,000)	130.00	5/15/20	(17,640)
Schlumberger Ltd.	Call	40	(80,000)	20.00	6/19/20	(2,620)
Simon Property Group, Inc.	Call	15	(97,500)	65.00	5/15/20	(7,425)
Southern Co. (The)	Call	40	(240,000)	60.00	5/15/20	(800)
Starbucks Corp.	Call	20	(2,000)	1.00	6/19/20	(3,500)
Target Corp.	Call	14	(140,000)	100.00	5/15/20	(14,560)
Texas Instruments, Inc.	Call	20	(220,000)	110.00	5/15/20	(14,000)
U.S. Bancorp	Call	40	(140,000)	35.00	5/15/20	(9,760)
Union Pacific Corp.	Call	15	(187,500)	125.00	5/15/20	(52,387)
United Parcel Service, Inc., Class B	Call	17	(178,500)	105.00	6/19/20	(1,785)
Verizon Communications, Inc.	Call	73	(419,750)	57.50	6/19/20	(13,870)
Visa, Inc., Class A	Call	40	(680,000)	170.00	5/15/20	(47,800)
Walgreens Boots Alliance, Inc.	Call	22	(104,500)	47.50	6/19/20	(1,650)
Walmart, Inc.	Call	25	(350,000)	140.00	6/19/20	(1,525)
Walt Disney Co. (The)	Call	30	(285,000)	95.00	5/15/20	(42,150)

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD COVERED CALL INCOME FUND

		Number of	Notional	Exercise	Expiration
Description	Type	Contracts	Amount*	Price	Date	Value
Wells Fargo & Co.	Call	60	$(195,000)	$32.50	6/19/20	$(4,020)
Total (Premiums received $772,238)						$(1,342,669)

*	Notional amount is expressed as the number of contracts multiplied by the strike price multiplied by 100.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD GLOBAL EQUITY INCOME FUND

The table below sets forth the diversification of the Steward Global Equity Income Fund investments by Country.

Country Diversification	Percent*
United States	58.2%
Canada	9.8
Ireland (Republic of)	6.3
Japan	4.9
Netherlands	3.8
United Kingdom	3.5
Switzerland	3.3
Taiwan, Province of China	3.0
Spain	2.5
India	1.8
France	1.2
China	0.9
Brazil	0.8
Total Investments	100.0%

*	Percentages indicated are based on net assets as of April 30, 2020.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value
COMMON STOCKS (95.0%)

AEROSPACE & DEFENSE (2.8%)
Raytheon Technologies Corp.	115,303	$7,472,780

AIR FREIGHT & LOGISTICS (1.4%)
United Parcel Service, Inc., Class B	39,000	3,691,740

AUTO COMPONENTS (1.0%)
Magna International, Inc., ADR	72,730	2,838,652

AUTOMOBILES (1.9%)
Honda Motor Co. Ltd., Sponsored ADR	212,920	5,120,726

BANKS (7.7%)
Banco Santander SA, Sponsored ADR	1,122,810	2,436,498
Bank of Nova Scotia (The)	64,900	2,605,086
Canadian Imperial Bank of Commerce	51,300	3,047,733
Huntington Bancshares, Inc.	263,150	2,431,506
Lloyds Banking Group PLC, ADR	1,656,570	2,600,815
People’s United Financial, Inc.	170,610	2,165,041
Royal Bank of Canada	55,180	3,398,536
Wells Fargo & Co.	72,810	2,115,130
		20,800,345
BEVERAGES (2.5%)
PepsiCo, Inc.	51,250	6,779,863

COMMUNICATIONS EQUIPMENT (2.0%)
Cisco Systems, Inc.	129,230	5,476,767

CONSTRUCTION MATERIALS (1.6%)
CRH PLC, Sponsored ADR	140,670	4,236,980

DISTRIBUTORS (1.1%)
Genuine Parts Co.	36,280	2,876,278

DIVERSIFIED FINANCIAL SERVICES (1.7%)
ORIX Corp., Sponsored ADR	76,120	4,504,782

DIVERSIFIED TELECOMMUNICATION SERVICES (3.1%)
BCE, Inc.	121,770	4,924,379
TELUS Corp.	215,830	3,528,820
		8,453,199
ELECTRIC UTILITIES (1.6%)
Duke Energy Corp.	51,370	4,348,984

ELECTRONIC EQUIPMENT, INSTRUMENTS &COMPONENTS (2.5%)
National Instruments Corp.	95,130	3,654,894
TE Connectivity Ltd.	42,380	3,113,235
		6,768,129
EQUITY REAL ESTATE INVESTMENT TRUSTS (2.6%)
Crown Castle International Corp.	24,230	3,862,989
EPR Properties	40,640	1,195,629
LTC Properties, Inc.	58,000	2,064,800
		7,123,418
FOOD PRODUCTS (2.9%)
General Mills, Inc.	59,110	3,540,098
Kellogg Co.	63,690	4,171,695
		7,711,793
HEALTH CARE EQUIPMENT & SUPPLIES (8.2%)
Abbott Laboratories	53,530	4,929,578
Koninklijke Philips N.V., Sponsored NYS	99,240	4,357,628
Medtronic PLC	61,090	5,964,217
Smith & Nephew PLC, Sponsored ADR	171,180	6,790,710
		22,042,133
HEALTH CARE PROVIDERS & SERVICES (4.3%)
Encompass Health Corp.	73,330	4,858,113
Quest Diagnostics, Inc.	61,000	6,716,710
		11,574,823
HOTELS, RESTAURANTS & LEISURE (4.1%)
Dunkin’ Brands Group, Inc.	54,000	3,393,360
McDonald’s Corp.	41,360	7,757,482
		11,150,842
HOUSEHOLD DURABLES (0.9%)
Leggett & Platt, Inc.	68,160	2,394,461

HOUSEHOLD PRODUCTS (0.9%)
Clorox Co. (The)	12,570	2,343,551

INDUSTRIAL CONGLOMERATES (1.4%)
3M Co.	25,670	3,899,786

INSURANCE (1.0%)
Principal Financial Group, Inc.	72,950	2,656,110

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value
IT SERVICES (6.1%)
Accenture PLC, Class A	36,510	$6,761,287
Infosys Ltd., Sponsored ADR	513,730	4,741,728
Paychex, Inc.	70,530	4,832,715
		16,335,730
MACHINERY (3.1%)
Cummins, Inc.	31,850	5,207,475
Snap-on, Inc.	24,398	3,178,815
		8,386,290
MEDIA (3.2%)
Comcast Corp., Class A	150,370	5,658,423
Interpublic Group of Cos., Inc. (The)	176,820	3,002,404
		8,660,827
METALS & MINING (1.1%)
Ternium SA, Sponsored ADR	218,900	2,974,851

MULTI-UTILITIES (2.3%)
Algonquin Power & Utilities Corp.	439,910	6,092,754

OIL, GAS & CONSUMABLE FUELS (3.3%)
China Petroleum & Chemical Corp., ADR	49,830	2,475,554
Exxon Mobil Corp.	71,710	3,332,364
TOTAL SA, Sponsored ADR	90,250	3,172,288
		8,980,206
PERSONAL PRODUCTS (2.1%)
Unilever N.V., Sponsored NYS	117,540	5,808,827

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (10.2%)
Analog Devices, Inc.	49,730	5,450,408
Intel Corp.	124,010	7,438,120
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	154,030	8,183,614
Texas Instruments, Inc.	54,930	6,375,725
		27,447,867
SOFTWARE (1.4%)
Oracle Corp.	71,100	3,766,167

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (5.0%)
Canon, Inc., Sponsored ADR	170,470	3,598,622
HP, Inc.	258,170	4,004,216
Logitech International SA	121,960	5,888,229
		13,491,067
TOTAL COMMON STOCKS (COST $269,627,656)		256,210,728

MONEY MARKET FUND (2.6%)
Northern Institutional Treasury Portfolio (Premier Class), 0.22%(a)	7,066,693	7,066,693
TOTAL MONEY MARKET FUND (COST $7,066,693)		7,066,693

PREFERRED STOCKS (2.4%)

BIOTECHNOLOGY (1.6%)
Grifols SA, ADR, 2.24%(b)	209,310	4,248,993

DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
Telefonica Brasil SA, ADR, 3.03%(b)	251,820	2,115,288
TOTAL PREFERRED STOCKS (COST $7,965,750)		6,364,281

TOTAL INVESTMENTS (COST $284,660,099) 100.0%		269,641,702

OTHER ASSETS IN EXCESS OF LIABILITIES 0.0%		110,803

NET ASSETS 100.0%		$269,752,505

(a)	7-day current yield as of April 30, 2020 is disclosed.

(b)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

ADR — American Depositary Receipt

NYS — New York Shares

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD INTERNATIONAL ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward International Enhanced Index Fund investments by Country.

Country Diversification	Percent*
Canada	27.0%
United Kingdom	15.2
United States	9.0
Netherlands	8.2
Japan	6.1
Taiwan, Province of China	5.4
Germany	3.5
Switzerland	3.4
Brazil	2.9
Hong Kong	2.3
France	2.2
India	2.1
Australia	1.9
China	1.7
Republic of Korea (South)	1.6
Mexico	1.4
Spain	1.2
Ireland (Republic of)	0.9
Sweden	0.5
Chile	0.5
Denmark	0.5
Italy	0.5
Belgium	0.4
Finland	0.3
Norway	0.3
Indonesia	0.3
South Africa	0.2
Jersey	0.2
Colombia	0.1
Total Investments	99.8%

*	Percentages indicated are based on net assets as of April 30, 2020.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (96.5%)

AIR FREIGHT & LOGISTICS (0.4%)
ZTO Express Cayman, Inc., ADR	16,840	$501,158

AIRLINES (0.2%)
Latam Airlines Group SA, Sponsored ADR	3,880	14,744
Ryanair Holdings PLC, Sponsored ADR(a)	3,778	239,790
		254,534
AUTO COMPONENTS (0.3%)
Magna International, Inc., ADR	11,010	429,720

AUTOMOBILES (1.7%)
Ferrari N.V.	4,550	708,071
Fiat Chrysler Automobiles N.V.	24,740	213,011
Honda Motor Co. Ltd., Sponsored ADR	52,310	1,258,056
		2,179,138
BANKS (15.9%)
Banco Bilbao Vizcaya Argentaria SA,
Sponsored ADR	130,110	416,352
Banco de Chile, ADR	8,139	146,095
Banco Santander Chile SA, ADR	5,574	93,755
Banco Santander SA, Sponsored ADR	310,085	672,884
Bank of Montreal	20,110	1,023,599
Bank of Nova Scotia (The)	35,690	1,432,597
Barclays PLC, Sponsored ADR	75,389	398,808
Canadian Imperial Bank of Commerce	15,870	942,837
Credicorp Ltd.	3,307	492,809
HDFC Bank Ltd., ADR	27,400	1,187,790
HSBC Holdings PLC, Sponsored ADR	101,171	2,603,130
ICICI Bank Ltd., Sponsored ADR	39,470	385,227
ING Groep N.V., Sponsored ADR	81,790	449,845
KB Financial Group, Inc., ADR	18,220	512,711
Lloyds Banking Group PLC, ADR	305,785	480,082
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	266,760	1,064,372
Mizuho Financial Group, Inc., ADR	234,450	548,613
Royal Bank of Canada	45,560	2,806,040
Royal Bank of Scotland Group PLC, Sponsored ADR	33,078	93,611
Shinhan Financial Group Co. Ltd., ADR	20,030	511,166
Sumitomo Mitsui Financial Group, Inc., Sponsored ADR	146,550	770,853
Toronto-Dominion Bank (The)	53,190	2,221,746
Westpac Banking Corp., Sponsored ADR	82,215	857,502
Woori Financial Group, Inc., Sponsored ADR	3,580	73,963
		20,186,387
BEVERAGES (0.7%)
Fomento Economico, Sponsored ADR	13,960	898,047

BIOTECHNOLOGY (1.0%)
BeiGene Ltd., ADR(a)	1,220	186,453
Galapagos N.V., Sponsored ADR(a)	2,090	460,741
Genmab A/S, Sponsored ADR(a)	24,980	607,763
		1,254,957
CAPITAL MARKETS (2.5%)
Brookfield Asset Management, Inc.,Class A	35,037	1,184,951
Credit Suisse Group, Sponsored ADR(a)	52,549	475,043
Deutsche Bank AG	39,530	292,917
Nomura Holdings, Inc., Sponsored ADR	71,390	295,555
UBS Group AG(a)	90,110	969,584
		3,218,050
CHEMICALS (0.5%)
Nutrien Ltd.	16,603	592,893
Sasol Ltd., Sponsored ADR(a)	9,870	47,179
		640,072
COMMERCIAL SERVICES & SUPPLIES (1.2%)
Waste Connections, Inc.	17,060	1,465,625

COMMUNICATIONS EQUIPMENT (0.8%)
Nokia Oyj, Sponsored ADR	113,670	406,939
Telefonaktiebolaget LM Ericsson, Sponsored ADR	78,700	665,802
		1,072,741
CONSTRUCTION MATERIALS (0.9%)
CEMEX SA de CV, Sponsored ADR	64,255	136,221
CRH PLC, Sponsored ADR	25,410	765,349
James Hardie Industries PLC, Sponsored ADR	12,340	179,547
		1,081,117
DIVERSIFIED CONSUMER SERVICES (0.7%)
New Oriental Education & Technology Group, Sponsored ADR(a)	3,040	388,086
TAL Education Group, ADR(a)	8,620	467,118
		855,204
DIVERSIFIED FINANCIAL SERVICES (0.5%)
ORIX Corp., Sponsored ADR	9,590	567,536

DIVERSIFIED TELECOMMUNICATION SERVICES (4.1%)
BCE, Inc.	32,965	1,333,105
China Telecom Corp. Ltd., ADR	10,400	349,440

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
Chunghwa Telecom Co. Ltd., Sponsored ADR	30,145	$1,109,637
Orange SA, Sponsored ADR	57,800	695,334
PT Telekomunikasi Indonesia, Sponsored ADR	15,170	329,037
Telefonica SA, Sponsored ADR	97,653	445,298
TELUS Corp.	54,850	896,798
		5,158,649
ELECTRIC UTILITIES (0.4%)
Enel Chile SA, ADR	10,740	43,067
Enersis SA, ADR	36,730	297,146
Korea Electric Power Corp., Sponsored ADR(a)	18,400	176,824
		517,037
ELECTRICAL EQUIPMENT (1.0%)
ABB Ltd., Sponsored ADR	64,540	1,210,770

ENERGY EQUIPMENT & SERVICES (0.0%)
Tenaris SA, ADR	870	11,902

ENTERTAINMENT (0.6%)
iQIYI, Inc., ADR(a)	7,300	123,881
NetEase, Inc., ADR	1,863	642,661
		766,542
FOOD PRODUCTS (0.1%)
BRF SA, ADR(a)	30,790	110,228

GAS UTILITIES (0.3%)
Brookfield Infrastructure Corp., Class A(a)	10,486	438,944

HEALTH CARE EQUIPMENT & SUPPLIES (2.7%)
Alcon, Inc.(a)	20,500	1,082,605
Koninklijke Philips N.V., Sponsored NYS	36,694	1,611,233
Smith & Nephew PLC, Sponsored ADR	19,470	772,375
		3,466,213
HEALTH CARE PROVIDERS & SERVICES (0.7%)
Fresenius Medical Care AG & Co., ADR	21,480	839,009

HOTELS, RESTAURANTS & LEISURE (0.5%)
InterContinental Hotels Group PLC, ADR	4,613	210,168
Restaurant Brands International, Inc.	8,165	402,535
		612,703
HOUSEHOLD DURABLES (1.8%)
Sony Corp., Sponsored ADR	36,420	2,339,985

INSURANCE (2.6%)
Aegon N.V., Sponsored NYS	32,878	85,483
China Life Insurance Co. Ltd., ADR	76,810	808,809
Manulife Financial Corp.	53,680	676,368
Prudential PLC, ADR	31,710	896,125
Sun Life Financial, Inc.	22,730	780,775
		3,247,560
INTERACTIVE MEDIA & SERVICES (0.8%)
58.com, Inc., ADR(a)	4,300	223,385
Baidu, Inc., Sponsored ADR(a)	6,653	671,487
Momo, Inc., Sponsored ADR	5,500	132,440
		1,027,312
INTERNET & DIRECT MARKETING RETAIL (4.4%)
Alibaba Group Holding Ltd., Sponsored ADR(a)	20,270	4,108,121
JD.com, Inc., ADR(a)	19,500	840,450
Pinduoduo, Inc., ADR(a)	8,370	397,073
Trip.com Group Ltd., ADR(a)	9,550	246,008
		5,591,652
IT SERVICES (2.8%)
CGI, Inc.(a)	13,570	868,073
Infosys Ltd., Sponsored ADR	103,580	956,043
Shopify, Inc., Class A(a)	2,590	1,637,631
Wipro Ltd., ADR	23,293	76,634
		3,538,381
LIFE SCIENCES TOOLS & SERVICES (0.5%)
QIAGEN N.V.(a)	15,794	658,452

MACHINERY (0.1%)
CNH Industrial N.V.(a)	18,220	113,693

MEDIA (0.7%)
Grupo Televisa SA, Sponsored ADR	19,240	102,934
Pearson PLC, Sponsored ADR	21,370	125,228
Shaw Communications, Inc., Class B	26,340	430,132
WPP PLC, Sponsored ADR	7,060	273,293
		931,587
METALS & MINING (7.5%)
Agnico-Eagle Mines Ltd.	8,830	518,144
AngloGold Ashanti Ltd., Sponsored ADR	10,030	244,632
ArcelorMittal SA, Sponsored NYS	10,383	114,005
Barrick Gold Corp., ADR	50,103	1,288,649
BHP Group Ltd., Sponsored ADR	38,330	1,559,265
BHP Group PLC, ADR	26,010	869,774
Franco Nevada Corp.	7,880	1,041,815
Kinross Gold Corp.(a)	19,510	128,961
Kirkland Lake Gold Ltd.	5,870	243,135

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
POSCO, Sponsored ADR	13,490	$501,963
Rio Tinto PLC, Sponsored ADR	26,512	1,224,589
Southern Copper Corp.	1,503	48,757
Teck Resources Ltd., Class B	5,003	44,077
Vale SA, Sponsored ADR(a)	125,130	1,032,323
Wheaton Precious Metals Corp.	17,980	678,925
		9,539,014
MULTI-UTILITIES (1.3%)
National Grid PLC, Sponsored ADR	27,529	1,612,098

OIL, GAS & CONSUMABLE FUELS (11.8%)
BP PLC, Sponsored ADR	77,932	1,854,782
Cameco Corp.	9,940	99,002
Canadian Natural Resources, Ltd.	20,270	339,725
Cenovus Energy, Inc.	15,050	54,782
China Petroleum & Chemical Corp., ADR	14,756	733,078
CNOOC Ltd., Sponsored ADR	7,430	834,909
Ecopetrol SA, Sponsored ADR	8,070	84,332
Enbridge, Inc.	54,890	1,684,025
Eni S.p.A., Sponsored ADR	30,250	568,095
Equinor ASA, Sponsored ADR	26,367	358,064
Imperial Oil Ltd.	4,320	69,941
Pembina Pipeline Corp.	9,290	213,113
PetroChina Co. Ltd., ADR	8,825	316,200
Petroleo Brasileiro SA, Sponsored ADR(a)	53,910	372,518
Royal Dutch Shell PLC, Class A, Sponsored ADR	50,065	1,658,653
Royal Dutch Shell PLC, Class B, Sponsored ADR	48,550	1,552,144
Suncor Energy, Inc.	35,148	627,392
TC Energy Corp.	30,070	1,394,045
TOTAL SA, Sponsored ADR	60,430	2,124,114
Ultrapar Participacoes SA, Sponsored ADR	31,020	82,823
		15,021,737
PERSONAL PRODUCTS (4.1%)
Unilever N.V., Sponsored NYS	55,460	2,740,833
Unilever PLC, Sponsored ADR	47,984	2,488,930
		5,229,763
PHARMACEUTICALS (0.2%)
Bausch Health Cos., Inc.(a)	12,258	222,115

PROFESSIONAL SERVICES (1.9%)
RELX PLC, Sponsored ADR	64,273	1,456,426
Thomson Reuters Corp.	13,454	948,642
		2,405,068
ROAD & RAIL (2.7%)
Canadian National Railway Co.	28,330	2,347,707
Canadian Pacific Railway, Ltd.	4,960	1,127,557
		3,475,264
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.5%)
ASE Industrial Holding Co. Ltd., ADR	55,075	239,576
ASML Holding N.V., Sponsored NYS	11,477	3,310,311
STMicroelectronics N.V., Sponsored NYS	21,710	555,125
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	102,780	5,460,701
		9,565,713
SOFTWARE (3.3%)
BlackBerry Ltd.(a)	12,850	54,998
Micro Focus International PLC, Sponsored ADR	6,680	39,612
Open Text Corp.	21,430	813,269
SAP AG, Sponsored ADR	28,110	3,332,159
		4,240,038
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (1.1%)
Canon, Inc., Sponsored ADR	40,730	859,810
Logitech International SA	12,350	596,258
		1,456,068
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Gildan Activewear, Inc.	8,020	111,799

WIRELESS TELECOMMUNICATION SERVICES (3.6%)
America Movil SA, Class L, Sponsored ADR	57,060	687,002
China Mobile Ltd., Sponsored ADR	51,220	2,047,263
Rogers Communications, Inc., Class B	14,770	617,681
SK Telecom Co. Ltd., Sponsored ADR	13,850	264,951
Vodafone Group PLC, Sponsored ADR	62,839	888,544
		4,505,441
TOTAL COMMON STOCKS (COST $144,282,465)		122,569,023

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
MASTER LIMITED PARTNERSHIPS (0.3%)

MULTI-UTILITIES (0.3%)
Brookfield Infrastructure Partners LP	9,180	$359,764
TOTAL MASTER LIMITED PARTNERSHIPS (COST $433,688)		359,764

MONEY MARKET FUND (1.2%)
Northern Institutional Treasury Portfolio (Premier Class), 0.22%(b)	1,503,330	1,503,330
TOTAL MONEY MARKET FUND (COST $1,503,330)		1,503,330

PREFERRED STOCKS (1.8%)

BANKS (1.2%)
Banco Bradesco SA, ADR, 13.81%(c)	181,065	637,349
Bancolombia SA, Sponsored ADR, 4.06%(c)	3,750	97,875
Itau Unibanco Banco Multiplo SA, Sponsored ADR, 0.88%(c)	197,327	830,746
		1,565,970
CHEMICALS (0.1%)
Sociedad Quimica y Minera de Chile SA, Sponsored ADR, 4.71%(c)	2,950	67,260

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Telefonica Brasil SA, ADR, 3.03%(c)	22,950	192,780

ELECTRIC UTILITIES (0.0%)
Cia Energetica de Minas Gerais, Sponsored ADR, 13.30%(c)	21,315	36,662

METALS & MINING (0.0%)
Gerdau SA, Sponsored ADR, 1.19%(c)	7,250	15,588

OIL, GAS & CONSUMABLE FUELS (0.3%)
Petroleo Brasileiro SA, Sponsored ADR(a)	57,550	383,858
TOTAL PREFERRED STOCKS (COST $3,398,294)		2,262,118

TOTAL INVESTMENTS (COST $149,617,777) 99.8%		126,694,235
OTHER ASSETS IN EXCESS OF LIABILITIES 0.2%		239,471

NET ASSETS 100.0%		$126,933,706

(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2020 is disclosed.
(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

ADR — American Depositary Receipt

LP — Limited Partnership

NYS — New York Shares

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD LARGE CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Large Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*
Software	7.8%
IT Services	4.8
Insurance	4.7
Semiconductors & Semiconductor Equipment	4.7
Oil, Gas & Consumable Fuels	4.1
Banks	4.1
Capital Markets	3.9
Technology Hardware, Storage & Peripherals	3.8
Interactive Media & Services	3.7
Health Care Providers & Services	3.6
Health Care Equipment & Supplies	3.5
Internet & Direct Marketing Retail	3.3
Chemicals	3.0
Specialty Retail	2.6
Equity Real Estate Investment Trusts	2.4
Biotechnology	2.2
Aerospace & Defense	1.9
Food & Staples Retailing	1.8
Hotels, Restaurants & Leisure	1.8
Food Products	1.7
Diversified Financial Services	1.6
Electric Utilities	1.6
Money Market Fund	1.6
Household Durables	1.5
Media	1.4
Entertainment	1.4
Pharmaceuticals	1.4
Diversified Telecommunication Services	1.3
Household Products	1.3
Machinery	1.2
Beverages	1.2
Road & Rail	1.0
Communications Equipment	0.9
Multi-Utilities	0.9
Energy Equipment & Services	0.8
Multiline Retail	0.8
Electronic Equipment, Instruments & Components	0.8
Automobiles	0.8
Consumer Finance	0.7
Industrial Conglomerates	0.7
Containers & Packaging	0.7
Commercial Services & Supplies	0.7
Building Products	0.6
Metals & Mining	0.6
Life Sciences Tools & Services	0.6
Textiles, Apparel & Luxury Goods	0.6
Air Freight & Logistics	0.5
Airlines	0.5
Trading Companies & Distributors	0.4
Electrical Equipment	0.4
Professional Services	0.3
Personal Products	0.3
Construction Materials	0.3
Auto Components	0.2
Real Estate Management & Development	0.2
Independent Power and Renewable Electricity Producers	0.2
Distributors	0.1
Gas Utilities	0.1
Construction & Engineering	0.1
Health Care Technology	0.1
Water Utilities	0.1
Wireless Telecommunication Services	0.1
Diversified Consumer Services	0.0
Leisure Products	0.0
Total Investments	100.0%

*	Percentages indicated are based on net assets as of April 30, 2020.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (98.4%)

AEROSPACE & DEFENSE (1.9%)
Boeing Co. (The)	5,314	$749,380
General Dynamics Corp.	2,944	384,545
Howmet Aerospace, Inc.	6,293	82,250
Huntington Ingalls Industries, Inc.	532	101,830
L3Harris Technologies, Inc.	6,128	1,186,994
Lockheed Martin Corp.	3,899	1,516,945
Northrop Grumman Corp.	3,557	1,176,193
Raytheon Technologies Corp.	15,962	1,034,476
Textron, Inc.	19,030	501,631
TransDigm Group, Inc.	2,378	863,404
		7,597,648
AIR FREIGHT & LOGISTICS (0.5%)
C.H. Robinson Worldwide, Inc.	1,190	84,371
Expeditors International of Washington, Inc.	2,330	166,840
FedEx Corp.	7,316	927,449
United Parcel Service, Inc., Class B	7,410	701,431
		1,880,091
AIRLINES (0.5%)
Alaska Air Group, Inc.	10,950	356,094
American Airlines Group, Inc.	43,940	527,719
Delta Air Lines, Inc.	15,250	395,128
Southwest Airlines Co.	6,090	190,313
United Airlines Holdings, Inc.(a)	13,940	412,345
		1,881,599
AUTO COMPONENTS (0.2%)
Aptiv PLC	2,990	207,954
BorgWarner, Inc.	17,010	485,976
		693,930
AUTOMOBILES (0.8%)
Ford Motor Co.	254,770	1,296,779
General Motors Co.	75,410	1,680,889
Harley-Davidson, Inc.	2,290	49,991
		3,027,659
BANKS (4.1%)
Bank of America Corp.	112,119	2,696,462
Citigroup, Inc.	39,420	1,914,235
Citizens Financial Group, Inc.	33,580	751,856
Comerica, Inc.	10,430	363,590
Fifth Third Bancorp	26,840	501,640
First Republic Bank	2,340	244,039
Huntington Bancshares, Inc.	24,180	223,423
JPMorgan Chase & Co.	33,784	3,235,156
KeyCorp	34,230	398,780
M&T Bank Corp.	5,440	609,715
People’s United Financial, Inc.	27,500	348,975
PNC Financial Services Group, Inc. (The)	6,394	682,048
Regions Financial Corp.	45,392	487,964
SVB Financial Group(a)	737	142,366
Truist Financial Corp.	25,707	959,385
U.S. Bancorp	19,510	712,115
Wells Fargo & Co.	51,358	1,491,950
Zions Bancorp	12,220	386,274
		16,149,973
BEVERAGES (1.2%)
Coca-Cola Co. (The)	46,050	2,113,235
Monster Beverage Corp.(a)	5,840	360,970
PepsiCo, Inc.	16,351	2,163,074
		4,637,279
BIOTECHNOLOGY (2.2%)
AbbVie, Inc.	16,810	1,381,782
Alexion Pharmaceuticals, Inc.(a)	3,471	373,028
Amgen, Inc.	6,878	1,645,355
Biogen, Inc.(a)	2,074	615,625
Gilead Sciences, Inc.	14,820	1,244,880
Incyte Corp.(a)	16,160	1,578,186
Vertex Pharmaceuticals, Inc.(a)	7,989	2,006,837
		8,845,693
BUILDING PRODUCTS (0.6%)
A.O. Smith Corp.	1,680	71,198
Allegion PLC	3,983	400,451
Carrier Global Corp.(a)	9,046	160,205
Fortune Brands Home & Security, Inc.	8,280	399,096
Johnson Controls International PLC	12,971	377,586
Masco Corp.	15,000	615,600
Trane Technologies PLC	2,990	261,386
		2,285,522
CAPITAL MARKETS (3.9%)
Ameriprise Financial, Inc.	1,926	221,375
Bank of New York Mellon Corp. (The)	22,461	843,186
BlackRock, Inc.	1,326	665,705
Cboe Global Markets, Inc.	7,830	778,145
Charles Schwab Corp. (The)	14,090	531,475
CME Group, Inc.	3,710	661,159
E*TRADE Financial Corp.	4,498	182,664
Franklin Resources, Inc.	20,570	387,539

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Goldman Sachs Group, Inc. (The)	8,852	$1,623,634
IntercontinentalExchange Group, Inc.	6,565	587,239
Invesco Ltd.	63,120	544,094
MarketAxess Holdings, Inc.	2,310	1,051,073
Moody’s Corp.	4,398	1,072,672
Morgan Stanley	35,710	1,408,045
MSCI, Inc.	4,692	1,534,284
Nasdaq, Inc.	1,540	168,892
Northern Trust Corp.	2,720	215,315
Raymond James Financial, Inc.	6,730	443,642
S&P Global, Inc.	4,305	1,260,848
State Street Corp.	13,167	830,048
T. Rowe Price Group, Inc.	2,900	335,327
		15,346,361
CHEMICALS (3.0%)
Air Products & Chemicals, Inc.	4,223	952,624
Albemarle Corp.	1,500	92,145
Celanese Corp.	5,380	446,917
CF Industries Holdings, Inc.	2,890	79,475
Corteva, Inc.	61,615	1,613,697
Dow, Inc.	25,272	927,230
DuPont de Nemours, Inc.	33,265	1,564,120
Eastman Chemical Co.	10,290	622,648
Ecolab, Inc.	2,796	541,026
FMC Corp.	11,640	1,069,716
International Flavors & Fragrances, Inc.	1,410	184,752
Linde PLC	5,393	992,258
LyondellBasell Industries N.V., Class A	4,170	241,651
Mosaic Co. (The)	92,570	1,065,481
PPG Industries, Inc.	2,878	261,409
Sherwin-Williams Co. (The)	2,171	1,164,459
		11,819,608
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Cintas Corp.	3,394	752,891
Copart, Inc.(a)	13,950	1,117,535
Republic Services, Inc.	3,216	251,941
Rollins, Inc.	2,350	94,000
Waste Management, Inc.	5,230	523,105
		2,739,472
COMMUNICATIONS EQUIPMENT (0.9%)
Arista Networks, Inc.(a)	2,451	537,504
Cisco Systems, Inc.	47,110	1,996,522
F5 Networks, Inc.(a)	720	100,267
Juniper Networks, Inc.	6,190	133,704
Motorola Solutions, Inc.	4,471	642,975
		3,410,972
CONSTRUCTION & ENGINEERING (0.1%)
Jacobs Engineering Group, Inc.	1,710	141,503
Quanta Services, Inc.	3,840	139,622
		281,125
CONSTRUCTION MATERIALS (0.3%)
Martin Marietta Materials, Inc.	2,906	552,808
Vulcan Materials Co.	5,103	576,486
		1,129,294
CONSUMER FINANCE (0.7%)
American Express Co.	7,780	709,925
Capital One Financial Corp.	19,038	1,232,901
Discover Financial Services	4,490	192,935
Synchrony Financial	34,770	688,099
		2,823,860
CONTAINERS & PACKAGING (0.7%)
Avery Dennison Corp.	1,370	151,234
Ball Corp.	3,960	259,736
International Paper Co.	15,520	531,560
Packaging Corp. of America	1,470	142,076
Sealed Air Corp.	1,390	39,740
Westrock Co.	53,399	1,718,914
		2,843,260
DISTRIBUTORS (0.1%)
Genuine Parts Co.	1,890	149,839
LKQ Corp.(a)	5,710	149,317
		299,156
DIVERSIFIED CONSUMER SERVICES (0.0%)
H&R Block, Inc.	3,060	50,949

DIVERSIFIED FINANCIAL SERVICES (1.6%)
Berkshire Hathaway, Inc., Class B(a)	34,667	6,495,209

DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
AT&T, Inc.	80,170	2,442,780

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
CenturyLink, Inc.	28,629	$304,040
Verizon Communications, Inc.	44,960	2,582,952
		5,329,772
ELECTRIC UTILITIES (1.6%)
Alliant Energy Corp.	2,090	101,469
American Electric Power Co., Inc.	5,680	472,065
Duke Energy Corp.	12,954	1,096,686
Edison International	4,060	238,363
Entergy Corp.	2,170	207,257
Evergy, Inc.	4,580	267,609
Eversource Energy	3,510	283,257
Exelon Corp.	23,789	882,096
FirstEnergy Corp.	5,119	211,261
NextEra Energy, Inc.	4,439	1,025,942
Pinnacle West Capital Corp.	2,200	169,378
PPL Corp.	7,780	197,768
Southern Co. (The)	11,120	630,837
Xcel Energy, Inc.	7,020	446,191
		6,230,179
ELECTRICAL EQUIPMENT (0.4%)
AMETEK, Inc.	7,900	662,573
Eaton Corp. PLC	5,380	449,230
Emerson Electric Co.	7,540	430,006
Rockwell Automation, Inc.	1,296	245,566
		1,787,375
ELECTRONIC EQUIPMENT, INSTRUMENTS &COMPONENTS (0.8%)
Amphenol Corp., Class A	3,820	337,153
CDW Corp.	7,430	823,244
Corning, Inc.	11,660	256,637
FLIR Systems, Inc.	1,270	55,118
IPG Photonics Corp.(a)	470	60,785
Keysight Technologies, Inc.(a)	8,360	808,997
TE Connectivity Ltd.	4,150	304,859
Zebra Technologies Corp., Class A(a)	2,250	516,735
		3,163,528
ENERGY EQUIPMENT & SERVICES (0.8%)
Baker Hughes Co.	104,419	1,456,645
Halliburton Co.	30,530	320,565
Helmerich & Payne, Inc.	20,940	413,984
National-Oilwell Varco, Inc.	10,176	128,625
Schlumberger Ltd.	15,334	257,918
TechnipFMC PLC	51,810	461,627
		3,039,364
ENTERTAINMENT (1.4%)
Activision Blizzard, Inc.	7,930	505,379
Electronic Arts, Inc.(a)	2,550	291,363
Live Nation, Inc.(a)	2,400	107,688
Netflix, Inc.(a)	6,630	2,783,605
Walt Disney Co. (The)	18,550	2,006,183
		5,694,218
EQUITY REAL ESTATE INVESTMENT TRUSTS (2.4%)
Alexandria Real Estate Equities, Inc.	1,080	169,657
American Tower Corp.	6,229	1,482,502
Apartment Investment & Management Co., Class A	5,845	220,181
AvalonBay Communities, Inc.	1,289	210,043
Boston Properties, Inc.	1,720	167,150
Crown Castle International Corp.	4,110	655,257
Digital Realty Trust, Inc.	2,500	373,725
Duke Realty Corp.	5,660	196,402
Equinix, Inc.	1,863	1,257,898
Equity Residential	4,250	276,505
Essex Property Trust, Inc.	677	165,256
Extra Space Storage, Inc.	1,650	145,596
Federal Realty Investment Trust	1,220	101,589
Healthpeak Properties, Inc.	12,310	321,783
Host Hotels & Resorts, Inc.	12,433	153,050
Iron Mountain, Inc.	3,019	72,999
Kimco Realty Corp.	17,920	195,507
Mid-America Apartment Communities, Inc.	1,290	144,377
Prologis, Inc.	7,662	683,680
Public Storage, Inc.	1,516	281,142
Realty Income Corp.	3,960	217,483
Regency Centers Corp.	1,610	70,695
SBA Communications Corp.	3,291	954,127
Simon Property Group, Inc.	4,040	269,751
SL Green Realty Corp.	1,070	56,764
UDR, Inc.	2,330	87,305
Ventas, Inc.	4,380	141,693
Vornado Realty Trust	2,105	92,241
Welltower, Inc.	5,560	284,839
Weyerhaeuser Co.	8,439	184,561
		9,633,758
FOOD & STAPLES RETAILING (1.8%)
Costco Wholesale Corp.	4,376	1,325,928
Kroger Co. (The)	73,350	2,318,593
Sysco Corp.	6,210	349,437

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Walgreens Boots Alliance, Inc.	32,110	$1,390,042
Walmart, Inc.	14,760	1,794,078
		7,178,078
FOOD PRODUCTS (1.7%)
Archer-Daniels-Midland Co.	47,400	1,760,436
Campbell Soup Co.	3,350	167,433
Conagra Brands, Inc.	6,930	231,739
General Mills, Inc.	7,690	460,554
Hershey Co. (The)	1,730	229,104
Hormel Foods Corp.	6,330	296,561
J.M. Smucker Co. (The)	7,050	810,115
Kellogg Co.	4,580	299,990
Kraft Heinz Co. (The)	27,266	826,978
Lamb Weston Holdings, Inc.	1,870	114,743
McCormick & Co., Inc.	1,360	213,302
Mondelez International, Inc., Class A	17,750	913,060
Tyson Foods, Inc., Class A	3,720	231,347
		6,555,362
GAS UTILITIES (0.1%)
Atmos Energy Corp.	2,410	245,748

HEALTH CARE EQUIPMENT & SUPPLIES (3.5%)
Abbott Laboratories	20,262	1,865,928
ABIOMED, Inc.(a)	603	115,324
Align Technology, Inc.(a)	4,057	871,646
Baxter International, Inc.	6,940	616,133
Becton Dickinson and Co.	2,966	749,004
Boston Scientific Corp.(a)	20,697	775,724
Danaher Corp.	8,120	1,327,295
DENTSPLY SIRONA, Inc.	3,920	166,365
Edwards Lifesciences Corp.(a)	5,997	1,304,347
Hologic, Inc.(a)	5,710	286,071
IDEXX Laboratories, Inc.(a)	2,730	757,848
Intuitive Surgical, Inc.(a)	2,089	1,067,228
Medtronic PLC	15,873	1,549,681
ResMed, Inc.	5,340	829,409
STERIS PLC	1,760	250,800
Stryker Corp.	3,924	731,551
Teleflex, Inc.	597	200,234
Varian Medical Systems, Inc.(a)	1,500	171,570
Zimmer Holdings, Inc.	2,830	338,751
		13,974,909
HEALTH CARE PROVIDERS & SERVICES (3.6%)
AmerisourceBergen Corp.	18,790	1,684,712
Anthem, Inc.	6,961	1,954,162
Cardinal Health, Inc.	5,480	271,150
Centene Corp.(a)	35,051	2,333,696
Cigna Corp.	11,660	2,282,795
CVS Health Corp.	37,637	2,316,557
DaVita, Inc.(a)	2,320	183,303
Henry Schein, Inc.(a)	3,120	170,227
Humana, Inc.	2,047	781,586
Laboratory Corporation of America Holdings(a)	1,620	266,409
McKesson Corp.	11,745	1,658,981
Quest Diagnostics, Inc.	3,140	345,745
		14,249,323
HEALTH CARE TECHNOLOGY (0.1%)
Cerner Corp.	5,220	362,216

HOTELS, RESTAURANTS & LEISURE (1.8%)
Carnival Corp.	20,660	328,494
Chipotle Mexican Grill, Inc.(a)	1,311	1,151,779
Hilton Worldwide Holdings, Inc.	15,160	1,147,764
Marriott International, Inc., Class A	3,336	303,376
McDonald’s Corp.	7,911	1,483,787
Norwegian Cruise Line Holdings Ltd.(a)	9,500	155,800
Royal Caribbean Cruises Ltd.	2,530	118,328
Starbucks Corp.	19,220	1,474,750
Yum! Brands, Inc.	10,970	948,137
		7,112,215
HOUSEHOLD DURABLES (1.5%)
D.R. Horton, Inc.	21,216	1,001,819
Garmin Ltd.	6,630	538,091
Leggett & Platt, Inc.	1,580	55,505
Lennar Corp., Class A	19,910	996,894
Mohawk Industries, Inc.(a)	8,494	745,094
Newell Brands, Inc.	7,220	100,214
NVR, Inc.(a)	224	694,400
PulteGroup, Inc.	28,975	819,123
Whirlpool Corp.	9,122	1,019,292
		5,970,432
HOUSEHOLD PRODUCTS (1.3%)
Church & Dwight Co., Inc.	4,110	287,659
Clorox Co. (The)	1,480	275,931
Colgate-Palmolive Co.	11,320	795,457

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Kimberly-Clark Corp.	4,230	$585,770
Procter & Gamble Co. (The)	25,761	3,036,449
		4,981,266
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS (0.2%)
AES Corp.	13,030	172,647
NRG Energy, Inc.	23,620	791,979
		964,626
INDUSTRIAL CONGLOMERATES (0.7%)
3M Co.	6,264	951,627
Honeywell International, Inc.	7,672	1,088,657
Roper Technologies, Inc.	2,046	697,747
		2,738,031
INSURANCE (4.7%)
Aflac, Inc.	20,620	767,889
Allstate Corp. (The)	11,860	1,206,399
American International Group, Inc.	42,944	1,092,066
Aon PLC	2,481	428,394
Arthur J. Gallagher & Co.	2,340	183,690
Assurant, Inc.	8,040	854,170
Chubb Ltd.	9,591	1,035,924
Cincinnati Financial Corp.	1,792	117,914
Everest Re Group Ltd.	3,930	680,401
Globe Life, Inc.	5,927	488,029
Hartford Financial Services Group, Inc. (The)	17,600	668,624
Lincoln National Corp.	40,496	1,436,393
Loews Corp.	34,150	1,183,639
Marsh & McLennan Cos., Inc.	6,210	604,419
MetLife, Inc.	52,100	1,879,768
Principal Financial Group, Inc.	28,060	1,021,665
Progressive Corp. (The)	6,790	524,867
Prudential Financial, Inc.	33,465	2,087,212
Travelers Cos., Inc. (The)	9,830	994,894
Unum Group	71,230	1,242,963
Willis Towers Watson PLC	1,407	250,854
		18,750,174
INTERACTIVE MEDIA & SERVICES (3.7%)
Alphabet, Inc., Class A(a)	3,175	4,275,772
Alphabet, Inc., Class C(a)	3,169	4,273,904
Facebook, Inc., Class A(a)	29,318	6,001,688
Twitter, Inc.(a)	9,850	282,498
		14,833,862
INTERNET & DIRECT MARKETING RETAIL (3.3%)
Amazon.com, Inc.(a)	4,360	10,786,640
Booking Holdings, Inc.(a)	606	897,225
eBay, Inc.	28,530	1,136,350
Expedia Group, Inc.	1,855	131,668
		12,951,883
IT SERVICES (4.8%)
Accenture PLC, Class A	6,387	1,182,808
Akamai Technologies, Inc.(a)	1,960	191,512
Alliance Data Systems Corp.	6,793	340,125
Automatic Data Processing, Inc.	4,690	687,976
Broadridge Financial Solutions, Inc.	1,380	160,080
Cognizant Technology Solutions Corp., Class A	7,290	422,966
DXC Technology Co.	31,467	570,497
Fidelity National Information Services, Inc.	6,686	881,817
Fiserv, Inc.(a)	12,900	1,329,474
FleetCor Technologies, Inc.(a)	4,270	1,030,137
Gartner, Inc.(a)	920	109,305
Global Payments, Inc.	2,957	490,921
International Business Machines Corp.	9,296	1,167,206
Jack Henry & Associates, Inc.	810	132,475
Mastercard, Inc., Class A	12,312	3,385,431
Paychex, Inc.	4,990	341,915
PayPal Holdings, Inc.(a)	19,300	2,373,900
VeriSign, Inc.(a)	812	170,106
Visa, Inc., Class A	21,524	3,846,769
Western Union Co. (The)	14,170	270,222
		19,085,642
LEISURE PRODUCTS (0.0%)
Hasbro, Inc.	1,580	114,092

LIFE SCIENCES TOOLS & SERVICES (0.6%)
Agilent Technologies, Inc.	6,470	495,990
Illumina, Inc.(a)	1,737	554,155
IQVIA Holdings, Inc.(a)	2,970	423,492
Mettler-Toledo International, Inc.(a)	393	282,937
PerkinElmer, Inc.	3,620	327,719
Waters Corp.(a)	1,357	253,759
		2,338,052
MACHINERY (1.2%)
Caterpillar, Inc.	5,900	686,642
Cummins, Inc.	1,827	298,714
Deere & Co.	3,493	506,695
Dover Corp.	1,260	117,999
Flowserve Corp.	780	21,973
Fortive Corp.	3,150	201,600

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
IDEX Corp.	1,030	$158,239
Illinois Tool Works, Inc.	3,444	559,650
Ingersoll Rand, Inc.(a)	2,638	76,713
Otis Worldwide Corp.(a)	4,523	230,266
PACCAR, Inc.	12,945	896,182
Parker-Hannifin Corp.	2,018	319,086
Snap-on, Inc.	830	108,141
Stanley Black & Decker, Inc.	1,932	212,906
Westinghouse Air Brake Technologies Corp.	1,960	110,583
Xylem, Inc.	3,310	237,989
		4,743,378
MEDIA (1.4%)
Charter Communications, Inc., Class A(a)	3,310	1,639,211
Comcast Corp., Class A	40,360	1,518,747
Discovery Communications, Inc., Class A(a)	5,600	125,552
Discovery Communications, Inc., Class C(a)	4,541	92,682
DISH Network Corp., Class A(a)	20,880	522,313
Fox Corp., Class A	6,020	155,737
Fox Corp., Class B	1,230	31,439
Interpublic Group of Cos., Inc. (The)	11,970	203,251
News Corp., Class A	75,310	746,322
News Corp., Class B	16,980	173,536
Omnicom Group, Inc.	4,650	265,189
ViacomCBS, Inc., Class B	7,330	126,516
		5,600,495
METALS & MINING (0.6%)
Freeport-McMoRan Copper & Gold, Inc.	17,098	150,975
Newmont Corp.	19,960	1,187,221
Nucor Corp.	20,590	848,102
		2,186,298
MULTILINE RETAIL (0.8%)
Dollar General Corp.	6,800	1,192,040
Dollar Tree, Inc.(a)	2,932	233,592
Kohl’s Corp.	43,420	801,533
Nordstrom, Inc.	26,990	506,872
Target Corp.	5,390	591,499
		3,325,536
MULTI-UTILITIES (0.9%)
Ameren Corp.	5,050	367,387
CenterPoint Energy, Inc.	17,640	300,409
CMS Energy Corp.	4,630	264,327
Consolidated Edison, Inc.	5,180	408,184
Dominion Resources, Inc.	9,592	739,831
DTE Energy Co.	2,870	297,734
NiSource, Inc.	7,770	195,105
Public Service Enterprise Group, Inc.	6,566	332,962
Sempra Energy	3,110	385,173
WEC Energy Group	4,205	380,763
		3,671,875
OIL, GAS & CONSUMABLE FUELS (4.1%)
Apache Corp.	7,680	100,454
Cabot Oil & Gas Corp.	4,320	93,398
Chevron Corp.	25,019	2,301,748
Concho Resources, Inc.	21,470	1,217,778
ConocoPhillips	25,779	1,085,296
Devon Energy Corp.	45,190	563,519
Diamondback Energy, Inc.	16,980	739,309
EOG Resources, Inc.	6,344	301,403
Exxon Mobil Corp.	52,680	2,448,040
Hess Corp.	11,410	554,982
HollyFrontier Corp.	33,990	1,123,030
Kinder Morgan, Inc.	50,990	776,578
Marathon Oil Corp.	78,790	482,195
Marathon Petroleum Corp.	49,098	1,575,064
Noble Energy, Inc.	9,690	95,059
Occidental Petroleum Corp.	23,933	397,288
ONEOK, Inc.	5,450	163,118
Phillips 66	5,199	380,411
Pioneer Natural Resources Co.	2,396	213,987
Valero Energy Corp.	22,160	1,403,836
Williams Cos., Inc. (The)	13,780	266,919
		16,283,412
PERSONAL PRODUCTS (0.3%)
Coty, Inc., Class A	12,710	69,270
Estee Lauder Cos., Inc., (The) Class A	5,258	927,511
		996,781
PHARMACEUTICALS (1.4%)
Allergan PLC	4,135	774,651
Eli Lilly & Co.	10,150	1,569,596
Mylan N.V.(a)	90,550	1,518,523
Perrigo Co. PLC	18,691	996,230
Zoetis, Inc.	6,750	872,843
		5,731,843
PROFESSIONAL SERVICES (0.3%)
Equifax, Inc.	1,420	197,238
IHS Markit Ltd.	6,030	405,819
Nielsen Holdings PLC	5,520	81,310

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Robert Half International, Inc.	1,460	$69,014
Verisk Analytics, Inc.	1,880	287,320
		1,040,701
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
CBRE Group, Inc., Class A(a)	19,760	848,297

ROAD & RAIL (1.0%)
CSX Corp.	9,810	649,716
J.B. Hunt Transport Services, Inc.	820	82,918
Kansas City Southern Industries, Inc.	4,960	647,528
Norfolk Southern Corp.	2,758	471,894
Old Dominion Freight Line, Inc.	6,750	980,708
Union Pacific Corp.	7,135	1,140,102
		3,972,866
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.7%)
Advanced Micro Devices, Inc.(a)	21,100	1,105,429
Analog Devices, Inc.	7,604	833,398
Applied Materials, Inc.	26,440	1,313,539
Broadcom, Inc.	6,242	1,695,452
Intel Corp.	42,520	2,550,350
KLA Corp.	7,360	1,207,702
Lam Research Corp.	5,796	1,479,603
Maxim Integrated Products, Inc.	2,300	126,454
Microchip Technology, Inc.	11,130	976,435
Micron Technology, Inc.(a)	35,440	1,697,222
NVIDIA Corp.	8,332	2,435,277
Qorvo, Inc.(a)	5,750	563,672
QUALCOMM, Inc.	16,690	1,313,002
Skyworks Solutions, Inc.	1,700	176,596
Texas Instruments, Inc.	8,980	1,042,309
Xilinx, Inc.	2,540	221,996
		18,738,436
SOFTWARE (7.8%)
Adobe, Inc.(a)	7,531	2,663,263
ANSYS, Inc.(a)	4,523	1,184,257
Autodesk, Inc.(a)	4,710	881,382
Cadence Design Systems, Inc.(a)	13,820	1,121,217
Citrix Systems, Inc.	1,150	166,762
Fortinet, Inc.(a)	12,130	1,306,886
Intuit, Inc.	4,042	1,090,572
Microsoft Corp.	78,080	13,992,717
NortonLifeLock, Inc.	8,472	180,199
Oracle Corp.	23,221	1,230,016
Paycom Software, Inc.(a)	5,550	1,448,661
salesforce.com, Inc.(a)	12,630	2,045,428
ServiceNow, Inc.(a)	6,570	2,309,618
Synopsys, Inc.(a)	7,080	1,112,410
		30,733,388
SPECIALTY RETAIL (2.6%)
Advance Auto Parts, Inc.	926	111,963
AutoZone, Inc.(a)	731	745,854
Best Buy Co., Inc.	10,110	775,740
CarMax, Inc.(a)	9,990	735,764
Gap, Inc. (The)	77,650	630,518
Home Depot, Inc. (The)	10,839	2,382,737
L Brands, Inc.	47,160	560,732
Lowe’s Cos., Inc.	8,170	855,808
O’Reilly Automotive, Inc.(a)	1,992	769,589
Ross Stores, Inc.	8,400	767,424
Tiffany & Co.	4,240	536,360
TJX Cos., Inc. (The)	21,660	1,062,423
Tractor Supply Co.	1,680	170,402
Ulta Salon Cosmetics & Fragrance, Inc.(a)	641	139,687
		10,245,001
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (3.8%)
Apple, Inc.	42,841	12,586,686
Hewlett Packard Enterprise Co.	92,570	931,254
HP, Inc.	30,700	476,157
NetApp, Inc.	4,200	183,834
Seagate Technology PLC	3,100	154,845
Western Digital Corp.	3,521	162,248
Xerox Holdings Corp.	31,601	577,982
		15,073,006
TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Capri Holdings Ltd.(a)	10,710	163,328
Hanesbrands, Inc.	6,620	65,803
NIKE, Inc., Class B	13,000	1,133,340
PVH Corp.	14,880	732,542
Ralph Lauren Corp.	825	60,869
Tapestry, Inc.	3,890	57,883
Under Armour, Inc., Class A(a)	4,900	51,058
Under Armour, Inc., Class C(a)	1,024	9,493
VF Corp.	4,155	241,405
		2,515,721

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
TRADING COMPANIES & DISTRIBUTORS (0.4%)
Fastenal Co.	8,980	$325,256
United Rentals, Inc.(a)	8,490	1,090,965
W.W. Grainger, Inc.	418	115,192
		1,531,413
WATER UTILITIES (0.1%)
American Water Works Co., Inc.	2,220	270,152

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
T-Mobile U.S., Inc.(a)	4,050	355,590
TOTAL COMMON STOCKS (COST $373,848,323)		389,386,954

MONEY MARKET FUND (1.6%)
Northern Institutional Treasury Portfolio (Premier Class), 0.22%(b)	6,113,636	6,113,636
TOTAL MONEY MARKET FUND (COST $6,113,636)		6,113,636

TOTAL INVESTMENTS (COST $379,961,959) 100.0%		395,500,590

OTHER ASSETS IN EXCESS OF LIABILITIES 0.0%		111,140

NET ASSETS 100.0%		$395,611,730

(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2020 is disclosed.

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

S&P — Standard & Poor’s

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Small-Mid Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*
Equity Real Estate Investment Trusts	6.6%
Banks	5.1
Electronic Equipment, Instruments & Components	4.6
Insurance	4.4
Specialty Retail	4.3
Machinery	4.3
Semiconductors & Semiconductor Equipment	4.1
Oil, Gas & Consumable Fuels	3.7
Health Care Equipment & Supplies	3.4
Software	3.2
Health Care Providers & Services	2.7
Chemicals	2.5
IT Services	2.3
Hotels, Restaurants & Leisure	2.3
Auto Components	2.0
Capital Markets	2.0
Household Durables	1.9
Money Market Fund	1.9
Life Sciences Tools & Services	1.8
Metals & Mining	1.8
Food Products	1.8
Commercial Services & Supplies	1.7
Building Products	1.7
Aerospace & Defense	1.5
Biotechnology	1.5
Professional Services	1.4
Communications Equipment	1.3
Road & Rail	1.2
Textiles, Apparel & Luxury Goods	1.2
Pharmaceuticals	1.2
Electrical Equipment	1.2
Energy Equipment & Services	1.1
Construction & Engineering	1.1
Consumer Finance	1.1
Food & Staples Retailing	1.1
Media	1.0
Air Freight & Logistics	1.0
Gas Utilities	0.9
Diversified Consumer Services	0.8
Diversified Telecommunication Services	0.8
Electric Utilities	0.7
Trading Companies & Distributors	0.7
Multiline Retail	0.7
Thrifts & Mortgage Finance	0.7
Leisure Products	0.6
Paper & Forest Products	0.6
Internet & Direct Marketing Retail	0.6
Containers & Packaging	0.6
Real Estate Management & Development	0.4
Airlines	0.4
Water Utilities	0.4
Multi-Utilities	0.4
Wireless Telecommunication Services	0.4
Automobiles	0.4
Mortgage Real Estate Investment Trusts	0.3
Health Care Technology	0.3
Industrial Conglomerates	0.3
Household Products	0.3
Distributors	0.3
Diversified Financial Services	0.3
Entertainment	0.2
Technology Hardware, Storage & Peripherals	0.2
Personal Products	0.2
Construction Materials	0.2
Interactive Media & Services	0.2
Beverages	0.1
Marine	0.1
Total Investments	100.1%

* Percentages indicated are based on net assets as of April 30, 2020.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (98.2%)

AEROSPACE & DEFENSE (1.5%)
AAR Corp.	2,210	$43,272
Aerojet Rocketdyne Holdings, Inc.(a)	6,840	281,398
AeroVironment, Inc.(a)	1,200	72,312
Axon Enterprise, Inc.(a)	7,260	527,874
Cubic Corp.	1,780	68,014
Curtiss-Wright Corp.	2,680	277,782
Mercury Computer Systems, Inc.(a)	6,610	589,347
Moog, Inc., Class A	2,000	98,960
National Presto Industries, Inc.	330	26,832
Park Aerospace Corp.	770	10,249
Teledyne Technologies, Inc.(a)	2,654	864,328
Triumph Group, Inc.	14,040	98,842
		2,959,210
AIR FREIGHT & LOGISTICS (1.0%)
Atlas Air Worldwide Holdings(a)	23,050	757,192
Echo Global Logistics, Inc.(a)	19,230	337,102
Forward Air Corp.	3,310	170,796
Hub Group, Inc., Class A(a)	5,520	265,567
XPO Logistics, Inc.(a)	6,690	446,491
		1,977,148
AIRLINES (0.4%)
Allegiant Travel Co.	2,076	162,924
Hawaiian Holdings, Inc.	10,430	150,192
JetBlue Airways Corp.(a)	27,430	267,168
SkyWest, Inc.	3,490	108,016
		688,300
AUTO COMPONENTS (2.0%)
Adient PLC(a)	17,380	260,352
American Axle & Manufacturing Holdings, Inc.(a)	33,920	146,534
Cooper Tire & Rubber Co.	9,530	201,941
Cooper-Standard Holdings, Inc.(a)	21,570	277,175
Dana, Inc.	31,690	364,435
Delphi Technologies PLC(a)	28,390	283,616
Dorman Products, Inc.(a)	1,650	104,082
Fox Factory Holding Corp.(a)	5,160	263,212
Garrett Motion, Inc.(a)	16,400	89,380
Gentex Corp.	15,930	386,143
Gentherm, Inc.(a)	2,160	80,870
Goodyear Tire & Rubber Co. (The)	48,150	345,236
LCI Industries	3,480	301,786
Lear Corp.	5,900	576,135
Motorcar Parts of America, Inc.(a)	2,160	30,737
Standard Motor Products, Inc.	1,160	47,200
Visteon Corp.(a)	1,780	107,334
		3,866,168
AUTOMOBILES (0.4%)
Thor Industries, Inc.	6,810	450,822
Winnebago Industries, Inc.	8,740	387,794
		838,616
BANKS (5.1%)
Allegiance Bancshares, Inc.	690	17,305
Ameris Bancorp	3,102	78,884
Associated Bancorp	15,468	218,718
Banc of California, Inc.	2,870	29,905
BancorpSouth Bank	4,230	92,595
Bank of Hawaii Corp.	2,390	162,950
Bank OZK	12,650	286,143
Banner Corp.	1,640	63,025
Berkshire Hills Bancorp, Inc.	5,090	86,734
Boston Private Financial Holdings, Inc.	6,700	50,920
Brookline Bancorp, Inc.	6,100	62,281
Cadence BanCorp	14,090	93,276
Cathay General Bancorp	3,620	101,070
Central Pacific Financial Corp.	2,140	37,429
CIT Group, Inc.	4,810	91,294
City Holding Co.	850	57,451
Columbia Banking System, Inc.	3,710	100,133
Commerce Bancshares, Inc.	5,574	341,073
Community Bank System, Inc.	2,820	176,222
Cullen/Frost Bankers, Inc.	3,370	242,168
Customers Bancorp, Inc.(a)	8,880	113,309
CVB Financial Corp.	6,320	131,361
Dime Community Bancshares, Inc.	1,500	24,645
Eagle Bancorp, Inc.	1,700	59,636
East West Bancorp, Inc.	8,260	289,678
F.N.B. Corp.	24,300	196,587
First BanCorp	14,592	85,071
First Commonwealth Financial Corp.	4,960	47,219
First Financial Bancorp	4,760	73,209
First Financial Bankshares, Inc.	7,880	219,458
First Horizon National Corp.	18,520	168,162
First Midwest Bancorp, Inc.	6,240	92,227
Franklin Financial Network, Inc.	770	18,264
Fulton Financial Corp.	11,140	130,227
Glacier Bancorp, Inc.	4,760	181,261
Great Western Bancorp, Inc.	3,280	61,664
Hancock Holding Corp.	7,139	149,276

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Hanmi Financial Corp.	2,251	$27,170
Heritage Financial Corp.	1,430	28,671
Home Bancshares, Inc.	9,712	148,885
Hope Bancorp, Inc.	8,372	83,301
Independent Bank Corp. - Massachusetts	1,910	139,220
International Bancshares Corp.	3,120	90,449
National Bank Holdings Corp., Class A	1,950	51,831
NBT Bancorp	1,930	63,941
OFG Bancorp	2,890	36,356
Old National Bancorp	12,610	178,684
Opus Bank	5,680	109,170
Pacific Premier Bancorp, Inc.	5,870	125,324
PacWest Bancorp	10,870	220,009
Pinnacle Financial Partners, Inc.	6,330	254,782
Preferred Bank/Los Angeles, CA	3,200	122,080
Prosperity Bancshares, Inc.	5,331	319,487
S&T Bancorp, Inc.	1,570	41,935
Seacoast Banking Corporation of Florida(a)	3,750	84,262
ServisFirst Bancshares, Inc.	4,140	147,053
Signature Bank	3,440	368,699
Simmons First National Corp., Class A	9,500	177,650
Southside Bancshares, Inc.	1,894	57,597
Sterling Bancorp	17,099	210,831
Synovus Financial Corp.	8,772	184,300
TCF Financial Corp.	10,301	305,837
Texas Capital Bancshares, Inc.(a)	4,820	133,900
Tompkins Financial Corp.	759	51,240
Triumph Bancorp, Inc.(a)	1,800	49,878
Trustmark Corp.	4,140	110,165
UMB Financial Corp.	2,650	134,726
Umpqua Holdings Corp.	20,610	258,140
United Bankshares, Inc.	6,543	196,028
United Community Banks, Inc.	5,222	110,419
Valley National Bancorp	19,464	162,719
Veritex Holdings, Inc.	2,223	39,036
Webster Financial Corp.	5,160	145,770
Westamerica BanCorp	1,470	92,610
Wintrust Financial Corp.	5,510	230,869
		9,723,854
BEVERAGES (0.1%)
Coca-Cola Consolidated, Inc.	1,051	247,479
National Beverage Corp.(a)	660	33,152
		280,631
BIOTECHNOLOGY (1.5%)
Acorda Therapeutics, Inc.(a)	2,810	2,705
Anika Therapeutics, Inc.(a)	3,140	104,342
Arrowhead Pharmaceuticals, Inc.(a)	10,110	348,087
Cytokinetics, Inc.(a)	3,990	60,289
Eagle Pharmaceuticals, Inc.(a)	4,510	229,920
Emergent BioSolutions, Inc.(a)	2,420	178,959
Enanta Pharmaceuticals, Inc.(a)	2,920	135,400
Exelixis, Inc.(a)	25,930	640,341
Ligand Pharmaceuticals, Inc.(a)	2,750	271,068
Momenta Pharmaceuticals, Inc.(a)	6,030	191,151
Myriad Genetics, Inc.(a)	4,300	66,478
Progenics Pharmaceuticals, Inc.(a)	7,180	28,289
REGENXBIO, Inc.(a)	3,790	150,918
Spectrum Pharmaceuticals, Inc.(a)	12,140	35,206
United Therapeutics Corp.(a)	2,473	270,942
Vanda Pharmaceuticals, Inc.(a)	3,970	45,655
Xencor, Inc.(a)	2,990	87,398
		2,847,148
BUILDING PRODUCTS (1.7%)
AAON, Inc.	4,048	192,847
American Woodmark Corp.(a)	3,830	196,900
Apogee Enterprises, Inc.	2,220	45,377
Gibraltar Industries, Inc.(a)	1,840	85,192
Griffon Corp.	15,860	260,263
Insteel Industries, Inc.	1,150	20,205
Lennox International, Inc.	2,039	380,641
Owens Corning	6,060	262,762
Patrick Industries, Inc.	6,765	278,853
PGT Innovations, Inc.(a)	4,250	43,945
Quanex Building Products Corp.	4,075	50,815
Resideo Technologies, Inc.(a)	59,530	305,389
Simpson Manufacturing Co., Inc.	4,600	331,660
Trex Co., Inc.(a)	5,500	523,710
Universal Forest Products, Inc.	8,320	342,118
		3,320,677
CAPITAL MARKETS (2.0%)
Affiliated Managers Group, Inc.	3,020	211,279
Blucora, Inc.(a)	3,730	52,481
Donnelley Financial Solutions, Inc.(a)	28,111	204,648
Eaton Vance Corp.	6,690	245,523
Evercore Partners, Inc., Class A	2,460	126,936
FactSet Research Systems, Inc.	2,128	585,200
Federated Hermes, Inc.	5,660	128,878
Greenhill & Co., Inc.	1,360	14,511
Interactive Brokers Group, Inc., Class A	4,170	170,970
INTL. FCStone, Inc.(a)	10,460	417,982

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Janus Henderson Group PLC	16,550	$296,245
Legg Mason, Inc.	9,560	476,375
Piper Sandler Cos.	1,070	57,684
SEI Investments Co.	6,650	338,884
Stifel Financial Corp.	4,005	177,341
Virtus Investment Partners, Inc.	3,117	253,319
Waddell & Reed Financial, Inc., Class A	4,850	70,568
WisdomTree Investments, Inc.	6,910	22,388
		3,851,212
CHEMICALS (2.5%)
AdvanSix, Inc.(a)	15,320	186,598
American Vanguard Corp.	1,350	16,970
Ashland Global Holdings, Inc.	3,400	209,746
Balchem Corp.	1,735	154,831
Cabot Corp.	3,140	106,415
Chemours Co. (The)	18,690	219,234
Ferro Corp.(a)	4,310	42,971
FutureFuel Corp.	1,390	14,428
GCP Applied Technologies, Inc.(a)	2,420	41,430
H.B. Fuller Co.	2,980	109,634
Hawkins, Inc.	640	23,955
Ingevity Corp.(a)	2,490	129,281
Innospec, Inc.	4,060	294,431
Koppers Holdings, Inc.(a)	7,410	116,782
Kraton Performance Polymers, Inc. (a)	18,850	294,248
Livent Corp.(a)	7,650	47,430
LSB Industries, Inc.(a)	37,910	75,441
Minerals Technologies, Inc.	4,700	206,988
NewMarket Corp.	449	184,737
Olin Corp.	28,580	381,543
PolyOne Corp.	4,750	110,628
Quaker Chemical Corp.	850	129,302
Rayonier, Inc.	68,143	121,295
RPM International, Inc.	7,040	467,526
Scotts Miracle-Gro Co. (The)	3,860	478,756
Sensient Technologies Corp.	2,160	103,226
Stepan Co.	1,150	109,710
Tredegar Corp.	2,040	33,619
Trinseo SA	7,110	145,399
Valvoline, Inc.	10,396	178,707
		4,735,261
COMMERCIAL SERVICES & SUPPLIES (1.7%)
ABM Industries, Inc.	9,000	310,410
Brady Corp., Class A	2,610	113,639
Brink’s Co. (The)	3,750	191,700
Clean Harbors, Inc.(a)	4,250	227,078
Deluxe Corp.	2,540	71,552
Harsco Corp.(a)	6,030	60,179
Healthcare Services Group, Inc.	4,472	113,991
Herman Miller, Inc.	5,230	117,884
HNI Corp.	2,840	69,126
Interface, Inc.	5,560	51,374
KAR Auction Services, Inc.	14,590	218,558
Matthews International Corp., Class A	2,440	58,414
Mobile Mini, Inc.	2,920	83,424
MSA Safety, Inc.	2,040	229,561
Pitney Bowes, Inc.	33,390	117,867
R.R. Donnelley & Sons Co.	42,533	72,732
Stericycle, Inc.(a)	5,050	246,440
Team, Inc.(a)	15,860	97,856
Tetra Tech, Inc.	4,800	361,344
UniFirst Corp.	1,650	277,448
US Ecology, Inc.	1,900	62,282
Viad Corp.	1,360	32,599
		3,185,458
COMMUNICATIONS EQUIPMENT (1.3%)
ADTRAN, Inc.	2,480	25,494
Applied Optoelectronics, Inc.(a)	10,760	115,347
CalAmp Corp.(a)	4,110	27,619
Ciena Corp.(a)	8,300	383,875
Comtech Telecommunications Corp.	5,260	97,363
Digi International, Inc.(a)	9,720	110,322
Extreme Networks, Inc.(a)	21,940	74,596
Harmonic, Inc.(a)	24,620	142,796
InterDigital, Inc.	1,820	105,141
Lumentum Holdings, Inc.(a)	6,855	554,638
NETGEAR, Inc.(a)	6,780	162,585
NetScout Systems, Inc.(a)	8,210	217,401
Plantronics, Inc.	1,900	26,828
ViaSat, Inc.(a)	3,250	137,800
Viavi Solutions, Inc.(a)	22,820	275,666
		2,457,471
CONSTRUCTION & ENGINEERING (1.1%)
AECOM Technology Corp.(a)	14,262	517,140
Aegion Corp.(a)	7,510	120,535
Arcosa, Inc.	5,773	215,160
Comfort Systems USA, Inc.	2,140	71,262
Dycom Industries, Inc.(a)	5,960	194,296
EMCOR Group, Inc.	3,190	202,661
Fluor Corp.	11,470	134,199
Granite Construction, Inc.	14,110	231,968
MasTec, Inc.(a)	8,140	292,226

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
MYR Group, Inc.(a)	1,380	$41,400
Valmont Industries, Inc.	1,320	154,757
		2,175,604
CONSTRUCTION MATERIALS (0.2%)
Eagle Materials, Inc.	3,450	210,484
U.S. Concrete, Inc.(a)	4,520	86,694
		297,178
CONSUMER FINANCE (1.1%)
Encore Capital Group, Inc.(a)	5,650	146,787
Enova International, Inc.(a)	10,673	171,195
EZCORP, Inc., Class A(a)	76,950	430,920
FirstCash, Inc.	2,398	172,272
Green Dot Corp., Class A(a)	8,450	257,725
LendingTree, Inc.(a)	1,362	339,642
Navient Corp.	26,740	203,759
PRA Group, Inc.(a)	2,990	82,943
SLM Corp.	28,740	239,691
World Acceptance Corp.(a)	560	37,996
		2,082,930
CONTAINERS & PACKAGING (0.6%)
AptarGroup, Inc.	3,240	346,939
Greif, Inc., Class A	6,260	212,151
Myers Industries, Inc.	1,870	23,113
O-I Glass, Inc.	11,940	98,386
Silgan Holdings, Inc.	4,570	157,665
Sonoco Products Co.	5,410	264,225
		1,102,479
DISTRIBUTORS (0.3%)
Pool Corp.	2,900	613,814

DIVERSIFIED CONSUMER SERVICES (0.8%)
Adtalem Global Education, Inc.(a)	6,440	204,599
American Public Education, Inc.(a)	1,300	33,501
Graham Holdings Co., Class B	737	287,437
Grand Canyon Education, Inc.(a)	2,860	246,017
Perdoceo Education Corp.(a)	6,540	85,020
Regis Corp.(a)	3,950	49,059
Service Corp. International	10,520	386,505
Strategic Education, Inc.	1,369	218,082
WW International, Inc.(a)	2,880	73,469
		1,583,689
DIVERSIFIED FINANCIAL SERVICES (0.3%)
FGL Holdings	30,500	316,590
Jefferies Financial Group, Inc.	24,870	341,216
		657,806
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
ATN International, Inc.	740	45,969
Cincinnati Bell, Inc.(a)	2,952	43,247
Cogent Communications Holdings, Inc.	3,980	333,643
Consolidated Communications Holdings, Inc.(a)	123,860	776,602
Iridium Communications, Inc.(a)	5,510	124,002
Vonage Holdings Corp.(a)	13,810	115,452
		1,438,915
ELECTRIC UTILITIES (0.7%)
ALLETE, Inc.	2,550	146,778
El Paso Electric Co.	2,000	136,000
Hawaiian Electric Industries, Inc.	6,070	239,583
IDACORP, Inc.	2,670	245,053
OGE Energy Corp.	10,600	334,112
PNM Resources, Inc.	4,590	185,849
		1,287,375
ELECTRICAL EQUIPMENT (1.2%)
Acuity Brands, Inc.	2,290	198,291
AZZ, Inc.	1,460	45,830
Encore Wire Corp.	1,250	57,225
EnerSys	2,540	148,311
Generac Holdings, Inc.(a)	6,400	623,616
Hubbell, Inc.	4,170	518,873
nVent Electric PLC	8,980	167,477
Powell Industries, Inc.	760	19,281
Regal Beloit Corp.	4,030	286,170
Sunrun, Inc.(a)	4,010	56,260
Vicor Corp.(a)	3,140	166,954
		2,288,288
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (4.6%)
Anixter International, Inc.(a)	4,870	452,228
Arlo Technologies, Inc.(a)	3,851	10,552
Arrow Electronics, Inc.(a)	9,220	580,122
Avnet, Inc.	16,620	498,932
Badger Meter, Inc.	1,630	96,219

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Bel Fuse, Inc., Class B	14,630	$109,140
Belden CDT, Inc.	2,380	81,372
Benchmark Electronics, Inc.	2,870	59,294
Cognex Corp.	11,300	624,212
Coherent, Inc.(a)	2,354	301,006
CTS Corp.	2,250	52,110
Daktronics, Inc.	24,320	109,926
ePlus, Inc.(a)	820	58,015
Fabrinet(a)	4,060	254,765
FARO Technologies, Inc.(a)	850	46,657
II-VI, Inc.(a)	8,381	288,474
Insight Enterprises, Inc.(a)	2,140	116,181
Itron, Inc.(a)	4,040	282,073
Jabil Circuit, Inc.	14,570	414,371
KEMET Corp.	12,910	348,699
Knowles Corp.(a)	5,710	88,791
Littelfuse, Inc.	1,625	236,015
Methode Electronics, Inc.	2,020	60,640
MTS Systems Corp.	990	21,057
National Instruments Corp.	6,495	249,538
OSI Systems, Inc.(a)	3,330	241,025
PC Connection, Inc.	480	22,056
Plexus Corp.(a)	3,410	213,773
Rogers Corp.(a)	1,740	193,210
Sanmina Corp.(a)	14,690	407,354
ScanSource, Inc.(a)	13,460	348,883
SYNNEX Corp.	5,428	475,276
Tech Data Corp.(a)	4,630	651,163
Trimble Navigation Ltd.(a)	13,290	460,233
TTM Technologies, Inc.(a)	23,870	276,653
Vishay Intertechnology, Inc.	8,280	137,365
		8,867,380
ENERGY EQUIPMENT & SERVICES (1.1%)
Apergy Corp.(a)	5,100	46,971
Archrock, Inc.	24,970	120,106
Core Laboratories N.V.	3,770	73,930
Diamond Offshore Drilling, Inc.(a)	15,130	3,554
DMC Global, Inc.	7,410	191,252
Dril-Quip, Inc.(a)	2,450	81,168
Era Group, Inc.(a)	23,130	118,426
Exterran Corp.(a)	62,045	421,906
Geospace Technologies Corp.(a)	12,360	76,756
Helix Energy Solutions Group, Inc.(a)	30,130	76,530
Matrix Service Co.(a)	12,860	134,258
Nabors Industries Ltd.	849	12,501
Newpark Resources, Inc.(a)	19,230	29,422
Noble Corp. PLC(a)	20,660	5,330
Oceaneering International, Inc.(a)	14,110	72,525
Oil States International, Inc.(a)	12,080	41,555
Patterson-UTI Energy, Inc.	26,360	97,268
ProPetro Holding Corp.(a)	39,940	169,346
RPC, Inc.	32,300	110,143
SEACOR Holdings, Inc.(a)	1,580	44,651
TETRA Technologies, Inc.(a)	149,370	72,639
Transocean Ltd.(a)	26,220	33,562
US Silica Holdings, Inc.	23,870	45,830
Valaris PLC(a)	54,089	24,638
		2,104,267
ENTERTAINMENT (0.2%)
Cinemark Holdings, Inc.	6,410	91,535
Glu Mobile, Inc.(a)	23,090	180,102
Marcus Corp. (The)	2,660	38,676
World Wrestling Entertainment, Inc., Class A	2,750	122,293
		432,606
EQUITY REAL ESTATE INVESTMENT TRUSTS (6.6%)
Acadia Realty Trust	5,897	73,064
Agree Realty Corp.	3,780	246,116
Alexander & Baldwin, Inc.	6,513	85,581
American Assets Trust, Inc.	2,680	75,898
American Campus Communities, Inc.	8,540	301,377
Armada Hoffler Properties, Inc.	9,190	88,316
Brixmor Property Group, Inc.	15,740	180,223
Camden Property Trust	5,610	494,073
CareTrust REIT, Inc.	5,808	95,716
CBL & Associates Properties, Inc.(a)	63,190	18,262
Cedar Shopping Centers, Inc.	8,730	9,166
Chatham Lodging Trust	2,050	15,395
Community Healthcare Trust, Inc.	5,650	210,180
Corecivic, Inc.	17,048	223,670
Coresite Realty Corp.	2,080	252,075
Corporate Office Properties Trust	5,850	154,557
Cousins Properties, Inc.	12,349	372,569
Cyrusone, Inc.	6,150	431,422
DiamondRock Hospitality Co.	15,570	97,001
Diversified Healthcare Trust	30,200	93,922
Douglas Emmett, Inc.	9,010	274,715
Easterly Government Properties, Inc.	4,400	118,404
EastGroup Properties, Inc.	2,900	307,400
EPR Properties	4,540	133,567
Essential Properties Realty Trust, Inc.	17,700	260,013

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
First Industrial Realty Trust, Inc.	7,330	$276,854
Four Corners Property Trust, Inc.	6,267	140,318
Franklin Street Properties Corp.	3,260	17,734
Geo Group, Inc. (The)	18,854	239,069
Getty Realty Corp.	2,470	67,085
Global Net Lease, Inc.	4,270	61,445
Healthcare Realty Trust, Inc.	7,960	233,944
Hersha Hospitality Trust	8,430	44,089
Highwoods Properties, Inc.	5,760	223,546
Independence Realty Trust, Inc.	2,480	24,974
Industrial Logistics Properties Trust	2,480	46,351
Innovative Industrial Properties, Inc.	5,920	464,483
Investors Real Estate Trust	720	45,094
iStar, Inc.	20,600	206,412
JBG Smith Properties	6,400	217,280
Kilroy Realty Corp.	5,290	329,355
Kite Realty Group Trust	7,835	80,152
Lamar Advertising Co.	5,290	304,968
Lexington Corporate Properties Trust	15,915	166,312
Life Storage, Inc.	2,600	227,734
LTC Properties, Inc.	2,620	93,272
Macerich Co. (The)	4,640	34,661
Mack-Cali Realty Corp.	5,020	81,274
Medical Properties Trust, Inc.	31,440	538,882
National Retail Properties, Inc.	9,550	311,712
National Storage Affiliates	3,830	109,078
NexPoint Residential Trust, Inc.	1,330	39,993
Office Properties Income Trust	2,857	78,282
Omega Healthcare Investors, Inc.	12,206	355,805
Park Hotels & Resorts, Inc.	20,604	195,944
Pebblebrook Hotel Trust	12,116	143,453
Pennsylvania Real Estate Investment Trust	3,850	3,889
Potlatch Corp.	4,022	141,212
PS Business Parks, Inc.	1,220	157,490
Rayonier, Inc.	7,010	168,450
Retail Opportunity Investments Corp.	8,910	86,472
RPT Realty	2,440	16,641
Sabra Health Care REIT, Inc.	12,749	163,442
Safehold, Inc.	9,000	519,840
Saul Centers, Inc.	610	19,898
Service Properties Trust	8,860	61,400
Spirit Realty Capital, Inc.	5,070	155,953
Summit Hotel Properties, Inc.	13,160	79,750
Tanger Factory Outlet Centers	6,800	51,136
Taubman Centers, Inc.	3,410	146,971
Uniti Group, Inc.	10,194	71,970
Universal Health Realty Income Trust	1,990	212,850
Urban Edge Properties	5,600	64,400
Urstadt Biddle Properties, Inc., Class A	4,060	59,317
Washington Prime Group, Inc.	34,820	29,938
Washington Real Estate	3,790	88,383
Weingarten Realty Investors	7,820	142,246
Whitestone REIT	1,040	7,051
Xenia Hotels & Resorts, Inc.	9,190	89,143
		12,550,079
FOOD & STAPLES RETAILING (1.1%)
Andersons, Inc. (The)	24,745	419,923
BJ’s Wholesale Club Holdings, Inc.(a)	15,580	409,910
Chefs’ Warehouse, Inc. (The)(a)	1,640	23,091
PriceSmart, Inc.	1,410	89,591
SpartanNash Co.	38,744	664,459
Sprouts Farmers Market, Inc.(a)	13,520	280,946
United Natural Foods, Inc.(a)	24,880	264,723
		2,152,643
FOOD PRODUCTS (1.8%)
B&G Foods, Inc.	13,800	267,996
Calavo Growers, Inc.	940	54,520
Cal-Maine Foods, Inc.(a)	1,710	70,982
Darling Ingredients, Inc.(a)	9,310	191,693
Flowers Foods, Inc.	10,913	243,142
Fresh Del Monte Produce, Inc.	13,850	394,864
Hain Celestial Group Inc. (The)(a)	4,470	115,505
Ingredion, Inc.	3,730	302,876
J&J Snack Foods Corp.	970	123,219
John B. Sanfilippo & Son, Inc.	1,280	105,126
Lancaster Colony Corp.	1,130	152,132
Pilgrim’s Pride Corp.(a)	3,670	80,740
Post Holdings, Inc.(a)	3,755	344,897
Sanderson Farms, Inc.	1,760	239,606
Seneca Foods Corp., Class A(a)	11,380	409,452
Tootsie Roll Industries, Inc.	986	34,638
TreeHouse Foods, Inc.(a)	6,510	336,762
		3,468,150
GAS UTILITIES (0.9%)
National Fuel Gas Co.	4,900	200,900
New Jersey Resources Corp.	4,940	166,873
Northwest Natural Holding Co.	1,670	108,717
ONE Gas, Inc.	2,750	219,202
South Jersey Industries, Inc.	5,050	144,380
Southwest Gas Corp.	3,130	237,254

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Spire, Inc.	2,760	$201,370
UGI Corp.	11,460	345,863
		1,624,559
HEALTH CARE EQUIPMENT & SUPPLIES (3.4%)
AngioDynamics, Inc.(a)	5,330	55,592
Avanos Medical, Inc.(a)	2,950	91,597
Cantel Medical Corp.	2,107	77,959
Cardiovascular Systems, Inc.(a)	6,970	292,740
CONMED Corp.	3,240	239,468
CryoLife, Inc.(a)	2,660	59,398
Cutera, Inc.(a)	6,090	81,911
Glaukos Corp.(a)	5,290	194,090
Globus Medical, Inc., Class A(a)	4,170	197,908
Haemonetics Corp.(a)	2,850	324,273
Heska Corp.(a)	500	35,400
Hill-Rom Holdings, Inc.	3,710	417,338
ICU Medical, Inc.(a)	1,544	338,615
Inogen, Inc.(a)	1,090	54,500
Integer Holdings Corp.(a)	1,870	139,240
Integra LifeSciences Holdings Corp.(a)	4,010	204,710
Invacare Corp.	38,950	292,904
Lantheus Holdings, Inc.(a)	2,380	31,059
LeMaitre Vascular, Inc.	4,010	114,245
LivaNova PLC(a)	2,680	142,362
Masimo Corp.(a)	3,490	746,546
Meridian Bioscience, Inc.(a)	3,770	45,240
Merit Medical Systems, Inc.(a)	3,225	131,644
Mesa Laboratories, Inc.	280	66,640
Natus Medical, Inc.(a)	2,130	53,229
Neogen Corp.(a)	2,839	177,693
NuVasive, Inc.(a)	2,940	178,987
OraSure Technologies, Inc.(a)	3,830	61,050
Orthofix Medical, Inc.(a)	1,230	43,604
Penumbra, Inc.(a)	3,320	588,702
Surmodics, Inc.(a)	870	33,147
Tactile Systems Technology, Inc.(a)	1,120	57,814
Varex Imaging Corp.(a)	2,520	65,848
West Pharmaceutical Services, Inc.	4,610	872,489
		6,507,942
HEALTH CARE PROVIDERS & SERVICES (2.7%)
Acadia Healthcare(a)	8,570	205,766
Addus HomeCare Corp.(a)	2,310	187,156
Amedisys, Inc.(a)	2,469	454,691
AMN Healthcare Services, Inc.(a)	2,570	120,739
BioTelemetry, Inc.(a)	2,160	100,894
Chemed Corp.	1,181	491,969
CorVel Corp.(a)	1,560	82,196
Covetrus, Inc.(a)	5,620	66,822
Cross Country Healthcare, Inc.(a)	3,950	24,845
Encompass Health Corp.	5,640	373,650
Ensign Group, Inc. (The)	2,990	111,856
Hanger, Inc.(a)	10,880	199,757
HealthEquity, Inc.(a)	3,900	219,453
LHC Group, Inc.(a)	2,720	353,573
Magellan Health Services, Inc.(a)	5,480	332,800
Molina Healthcare, Inc.(a)	4,335	710,810
Owens & Minor, Inc.	20,325	143,901
Patterson Cos., Inc.	23,090	422,085
Pennant Group, Inc. (The)(a)	7,615	150,701
Providence Service Corp. (The)(a)	750	43,507
RadNet, Inc.(a)	10,900	153,908
Select Medical Holdings Corp.(a)	8,410	143,559
Tivity Health, Inc.(a)	3,393	30,435
U.S. Physical Therapy, Inc.	940	70,970
		5,196,043
HEALTH CARE TECHNOLOGY (0.3%)
Allscripts Healthcare Solutions, Inc.(a)	9,616	62,504
Computer Programs and Systems, Inc.	890	21,387
HealthStream, Inc.(a)	1,710	39,031
HMS Holdings Corp.(a)	4,900	140,507
NextGen Healthcare, Inc.(a)	4,380	46,209
Omnicell, Inc.(a)	2,270	165,483
Tabula Rasa HealthCare, Inc.(a)	1,140	72,208
		547,329
HOTELS, RESTAURANTS & LEISURE (2.3%)
Choice Hotels International, Inc.	2,760	207,138
Cracker Barrel Old Country Store, Inc.	2,100	204,540
DineEquity, Inc.	1,470	65,253
Domino’s Pizza, Inc.	2,765	1,000,736
Dunkin’ Brands Group, Inc.	7,850	493,294
El Pollo Loco Holdings, Inc.(a)	5,290	64,697
Fiesta Restaurant Group, Inc.(a)	1,990	14,477
Jack in the Box, Inc.	1,930	116,379
Marriott Vacations Worldwide Corp.	4,446	369,018
Papa John’s International, Inc.	1,440	103,565
Shake Shack, Inc., Class A(a)	4,760	259,468
Six Flags Entertainment Corp.	5,530	110,655
Wendy’s Co. (The)	12,810	254,407
Wingstop, Inc.	4,950	580,487
Wyndham Hotels & Resorts, Inc.	8,220	309,976
Wyndham Worldwide Corp.	6,430	164,415
		4,318,505

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
HOUSEHOLD DURABLES (1.9%)
Cavco Industries, Inc.(a)	1,250	$193,350
Century Communities, Inc.(a)	3,530	75,613
Ethan Allen Interiors, Inc.	9,980	112,874
Helen of Troy Ltd.(a)	1,450	238,206
Installed Building Products, Inc.(a)	6,200	305,722
iRobot Corp.(a)	1,670	101,803
KB Home	5,550	145,632
La-Z-Boy, Inc.	2,770	64,956
LGI Homes, Inc.(a)	6,250	378,625
M.D.C Holdings, Inc.	8,572	250,731
M/I Homes, Inc.(a)	1,740	44,300
Meritage Homes Corp.(a)	2,560	134,554
Taylor Morrison Home Corp.(a)	19,672	286,228
Tempur-Pedic International, Inc.(a)	3,900	209,625
Toll Brothers, Inc.	7,730	185,675
TopBuild Corp.(a)	4,840	451,039
TRI Pointe Group, Inc.(a)	30,560	350,829
Tupperware Brands Corp.	17,460	56,221
Universal Electronics, Inc.(a)	2,960	122,189
		3,708,172
HOUSEHOLD PRODUCTS (0.3%)
Central Garden & Pet Co.(a)	1,470	48,422
Central Garden & Pet Co., Class A(a)	6,920	210,437
Energizer Holdings, Inc.	3,630	141,425
WD-40 Co.	762	132,801
		533,085
INDUSTRIAL CONGLOMERATES (0.3%)
Carlisle Cos., Inc.	4,500	544,320
Raven Industries, Inc.	2,310	51,444
		595,764
INSURANCE (4.4%)
Alleghany Corp.	917	489,412
Ambac Financial Group, Inc.(a)	5,900	101,480
American Equity Investment Life Holding Co.	11,880	249,718
American Financial Group, Inc.	4,920	325,901
AMERISAFE, Inc.	1,060	67,490
Brighthouse Financial, Inc.(a)	18,550	476,920
Brown & Brown, Inc.	16,200	581,742
CNO Financial Group, Inc.	26,990	379,479
eHealth, Inc.(a)	3,840	409,728
Employers Holdings, Inc.	1,900	57,703
First American Financial Corp.	6,040	278,565
Genworth Financial, Inc., Class A(a)	162,380	589,439
Hanover Insurance Group, Inc. (The)	2,220	222,844
HCI Group, Inc.	540	22,491
Horace Mann Educators Corp.	4,520	158,923
James River Group Holdings Ltd.	1,860	65,993
Kemper Corp.	5,722	384,633
Kinsale Capital Group, Inc.	4,710	511,600
Mercury General Corp.	4,900	200,704
Old Republic International Corp.	23,710	378,174
Primerica, Inc.	3,470	360,568
ProAssurance Corp.	3,130	66,951
Reinsurance Group of America, Inc.	5,560	582,021
RenaissanceRe Holdings Ltd.	4,110	600,101
RLI Corp.	2,110	153,671
Safety Insurance Group, Inc.	730	61,408
Selective Insurance Group, Inc.	3,310	165,930
Stewart Information Services Corp.	5,800	184,788
Third Point Reinsurance Ltd.(a)	18,430	137,119
United Fire Group, Inc.	3,630	103,818
United Insurance Holdings Corp.	10,170	86,954
Universal Insurance Holdings, Inc.	2,360	43,023
		8,499,291
INTERACTIVE MEDIA & SERVICES (0.2%)
QuinStreet, Inc.(a)	10,730	109,017
TripAdvisor, Inc.	5,520	110,234
Yelp, Inc.(a)	4,180	93,423
		312,674
INTERNET & DIRECT MARKETING RETAIL (0.6%)
Etsy, Inc.(a)	8,920	578,640
Grubhub, Inc.(a)	5,140	245,640
Liquidity Services, Inc.(a)	7,240	36,200
PetMed Express, Inc.	1,280	50,650
Shutterstock, Inc.	2,730	103,740
Stamps.com, Inc.(a)	940	148,774
		1,163,644
IT SERVICES (2.3%)
CACI International, Inc., Class A(a)	2,137	534,549
Cardtronics PLC, Class A(a)	2,140	49,006
CSG Systems International, Inc.	4,770	231,727
EVERTEC, Inc.	6,080	154,067
ExlService Holdings, Inc.(a)	3,680	227,166
KBR, Inc.	13,610	275,739
LiveRamp Holdings, Inc.(a)	3,870	146,518
ManTech International Corp., Class A	3,450	257,232
MAXIMUS, Inc.	3,560	239,659
NIC, Inc.	9,000	218,070
Perficient, Inc.(a)	6,140	213,856

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Perspecta, Inc.	12,340	$266,174
Sabre Corp.	18,120	131,732
Science Applications International Corp.	2,844	232,241
Sykes Enterprises, Inc.(a)	2,690	77,015
TTEC Holdings, Inc.	5,730	223,355
Unisys Corp.(a)	14,490	182,429
Virtusa Corp.(a)	5,130	169,290
WEX, Inc.(a)	3,742	495,142
		4,324,967
LEISURE PRODUCTS (0.6%)
Brunswick Corp.	4,860	231,919
Callaway Golf Co.	17,110	245,015
Mattel, Inc.(a)	18,090	157,745
Polaris, Inc.	4,450	315,639
Sturm Ruger & Co., Inc.	980	52,136
Vista Outdoor, Inc.(a)	20,620	208,674
		1,211,128
LIFE SCIENCES TOOLS & SERVICES (1.8%)
Bio-Rad Laboratories, Inc., Class A(a)	1,215	534,722
Bio-Techne Corp.	2,794	628,650
Luminex Corp.	2,500	90,125
Medpace Holdings, Inc.(a)	5,020	400,897
NeoGenomics, Inc.(a)	13,780	376,745
PRA Health Sciences, Inc.(a)	5,020	484,430
Repligen Corp.(a)	5,590	649,278
Syneos Health, Inc.(a)	6,400	357,056
		3,521,903
MACHINERY (4.3%)
AGCO Corp.	3,570	188,639
Alamo Group, Inc.	1,940	190,974
Albany International Corp., Class A	3,290	168,251
Astec Industries, Inc.	1,370	54,951
Barnes Group, Inc.	2,780	106,696
Briggs & Stratton Corp.	67,860	154,042
Chart Industries, Inc.(a)	2,100	75,012
CIRCOR International, Inc.(a)	5,000	74,650
Colfax Corp.(a)	6,030	155,514
Crane Co.	2,870	156,271
Donaldson Co., Inc.	6,900	302,427
Enerpac Tool Group Corp.	3,220	54,933
EnPro Industries, Inc.	1,400	63,490
ESCO Technologies, Inc.	3,230	246,449
Federal Signal Corp.	11,600	312,388
Franklin Electric Co., Inc.	4,610	234,188
Graco, Inc.	8,840	394,794
Greenbrier Cos., Inc. (The)	20,900	354,882
Hillenbrand, Inc.	3,930	82,334
ITT, Inc.	4,900	258,328
John Bean Technologies Corp.	3,485	267,439
Kennametal, Inc.	5,200	133,172
Lincoln Electric Holdings, Inc.	4,290	345,388
Lindsay Corp.	650	58,500
Lydall, Inc.(a)	20,730	232,176
Meritor, Inc.(a)	3,720	76,260
Mueller Industries, Inc.	3,700	95,830
Nordson Corp.	3,470	558,358
Oshkosh Truck Corp.	3,790	255,939
Proto Labs, Inc.(a)	1,530	155,433
SPX Corp.(a)	4,780	182,261
SPX FLOW, Inc.(a)	5,120	166,758
Standex International Corp.	860	42,862
Tennant Co.	2,740	162,126
Terex Corp.	10,990	166,938
Timken Co. (The)	6,910	259,678
Titan International, Inc.	103,510	145,949
Toro Co. (The)	6,450	411,574
Trinity Industries, Inc.	13,500	260,415
Wabash National Corp.	16,530	135,546
Watts Water Technologies, Inc., Class A	2,680	220,832
Woodward, Inc.	4,800	290,688
		8,253,335
MARINE (0.1%)
Kirby Corp.(a)	3,700	197,654
Matson, Inc.	2,600	78,624
		276,278
MEDIA (1.0%)
AMC Networks, Inc., Class A(a)	2,670	63,680
Cable One, Inc.	424	811,053
EW Scripps Co. (The), Class A	5,640	45,515
Gannett Co., Inc.	63,202	71,418
John Wiley & Sons, Inc., Class A	2,750	103,262
Meredith Corp.	7,660	113,598
New York Times Co. (The), Class A	7,860	255,607
Scholastic Corp.	5,690	165,408
TechTarget(a)	9,040	210,813
TEGNA, Inc.	13,450	144,184
		1,984,538
METALS & MINING (1.8%)
Allegheny Technologies, Inc.(a)	8,640	64,886
Carpenter Technology Corp.	3,290	72,939

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Century Aluminum Co.(a)	36,080	$156,948
Cleveland-Cliffs, Inc.	20,558	90,044
Commercial Metals Co.	18,210	290,268
Compass Minerals International, Inc.	1,990	97,828
Haynes International, Inc.	690	15,249
Kaiser Aluminum Corp.	1,120	80,898
Materion Corp.	1,140	58,984
Olympic Steel, Inc.	29,960	282,822
Reliance Steel & Aluminum Co.	5,540	496,273
Royal Gold, Inc.	4,700	575,891
Steel Dynamics, Inc.	12,860	312,112
SunCoke Energy, Inc.	39,700	125,055
TimkenSteel Corp.(a)	51,225	133,185
United States Steel Corp.	53,660	412,109
Warrior Met Coal, Inc.	9,070	113,829
Worthington Industries, Inc.	4,380	115,807
		3,495,127
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (0.3%)
Apollo Commercial Real Estate Finance, Inc.	13,240	107,906
Armour Residential REIT, Inc.	3,580	31,647
Capstead Mortgage Corp.	12,460	64,667
Granite Point Mortgage Trust, Inc.	8,870	44,173
Invesco Mortgage Capital, Inc.	13,190	40,098
KKR Real Estate Finance Trust, Inc.	1,220	19,252
New York Mortgage Trust, Inc.	22,570	49,202
Pennymac Mortgage Investment Trust	16,760	174,304
Ready Capital Corp.	7,140	47,627
Redwood Trust, Inc.	16,240	66,584
		645,460
MULTILINE RETAIL (0.7%)
Big Lots, Inc.	17,390	407,795
Dillard’s, Inc., Class A	8,120	239,378
J.C. Penney Co., Inc.(a)	157,390	39,977
Macy’s, Inc.	81,300	476,418
Ollie’s Bargain Outlet Holdings, Inc.(a)	3,250	220,708
		1,384,276
MULTI-UTILITIES (0.4%)
Avista Corp.	3,820	164,413
Black Hills Corp.	3,330	206,260
MDU Resources Group, Inc.	11,290	253,573
NorthWestern Corp.	3,010	173,647
		797,893
OIL, GAS & CONSUMABLE FUELS (3.7%)
Antero Midstream Corp.	35,070	166,582
Bonanza Creek Energy, Inc.(a)	15,170	264,868
Callon Petroleum Co.(a)	41,850	39,326
Cimarex Energy Co.	7,480	190,142
CNX Resources Corp.(a)	63,470	672,782
CONSOL Energy, Inc.(a)	43,437	329,687
Denbury Resources, Inc.(a)	216,660	77,023
Dorian LPG Ltd.(a)	1,410	13,381
EQT Corp.	40,000	583,600
Equitrans Midstream Corp.	13,610	114,052
Green Plains Renewable Energy, Inc.	32,860	192,888
Gulfport Energy Corp.(a)	138,450	353,740
HighPoint Resources Corp.(a)	145,420	48,221
Laredo Petroleum, Inc.(a)	69,140	75,363
Matador Resources Co.(a)	26,010	183,110
Murphy Oil Corp.	11,310	134,137
Oasis Petroleum, Inc.(a)	116,450	81,969
Par Pacific Holdings, Inc.(a)	19,470	189,248
PBF Energy, Inc., Class A	18,670	212,838
PDC Energy, Inc.(a)	7,878	102,335
Penn Virginia Corp.(a)	12,350	77,682
QEP Resources, Inc.	46,380	45,731
Range Resources Corp.	46,900	273,427
Renewable Energy Group, Inc.(a)	20,680	513,071
REX American Resources Corp.(a)	730	43,420
Ring Energy, Inc.(a)	99,060	89,283
SM Energy Co.	34,730	140,656
Southwestern Energy Co.(a)	303,350	979,820
Talos Energy, Inc.(a)	20,300	231,217
World Fuel Services Corp.	12,840	321,000
WPX Energy, Inc.(a)	45,320	277,812
		7,018,411
PAPER & FOREST PRODUCTS (0.6%)
Boise Cascade Co.	7,890	246,720
Clearwater Paper Corp.(a)	7,770	186,014
Domtar Corp.	14,600	341,056
Louisiana-Pacific Corp.	7,130	142,600
Mercer International, Inc.	4,330	43,646
Neenah Paper, Inc.	830	40,554
P.H. Glatfelter Co.	4,190	61,174
		1,061,764
PERSONAL PRODUCTS (0.2%)
Edgewell Personal Care Co.(a)	3,310	91,389
Inter Parfums, Inc.	2,560	114,406
Medifast, Inc.	1,520	115,338

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Nu Skin Enterprises, Inc., Class A	3,030	$88,506
USANA Health Sciences, Inc.(a)	690	61,562
		471,201
PHARMACEUTICALS (1.2%)
Akorn, Inc.(a)	11,610	2,438
AMAG Pharmaceuticals, Inc.(a)	2,480	19,914
Amphastar Pharmaceuticals, Inc.(a)	3,210	54,410
ANI Pharmaceuticals, Inc.(a)	4,340	173,643
Catalent, Inc.(a)	10,040	694,266
Corcept Therapeutics, Inc.(a)	18,450	233,577
ENDO International PLC(a)	15,320	70,472
Innoviva, Inc.(a)	20,110	285,160
Lannett Co., Inc.(a)	27,070	258,248
Nektar Therapeutics(a)	9,380	180,096
Pacira BioSciences, Inc.(a)	2,220	91,664
Phibro Animal Health Corp., Class A	1,400	37,394
Prestige Consumer Healthcare, Inc.(a)	3,020	122,884
Supernus Pharmaceuticals, Inc.(a)	3,500	81,900
		2,306,066
PROFESSIONAL SERVICES (1.4%)
ASGN, Inc.(a)	3,350	155,608
CoreLogic, Inc.	4,590	176,348
Exponent, Inc.	4,470	314,375
Forrester Research, Inc.(a)	1,100	34,430
FTI Consulting, Inc.(a)	3,870	492,883
Heidrick & Struggles International, Inc.	1,230	27,601
Insperity, Inc.	2,250	107,348
Kelly Services, Inc., Class A	27,250	421,012
Korn Ferry	3,590	103,500
Manpower, Inc.	7,110	527,846
Resources Connection, Inc.	3,160	34,381
TrueBlue, Inc.(a)	13,050	202,666
		2,597,998
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.4%)
Jones Lang LaSalle, Inc.	2,938	310,194
Marcus & Millichap, Inc.(a)	1,630	47,352
RE/MAX Holdings, Inc., Class A	1,160	30,496
Realogy Holdings Corp.	45,110	195,777
St Joe Co. (The)(a)	6,580	120,414
		704,233
ROAD & RAIL (1.2%)
ArcBest Corp.	18,430	375,419
Avis Budget Group, Inc.(a)	11,770	193,970
Heartland Express, Inc.	2,983	58,437
Knight-Swift Transportation Holdings, Inc.	11,580	430,544
Landstar System, Inc.	2,220	229,348
Marten Transport Ltd.	2,706	60,669
Ryder System, Inc.	11,980	424,092
Saia, Inc.(a)	3,960	366,379
Werner Enterprises, Inc.	2,570	103,108
		2,241,966
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.1%)
Advanced Energy Industries, Inc.(a)	4,930	274,108
Axcelis Technologies, Inc.(a)	2,280	53,261
Brooks Automation, Inc.	11,240	432,628
Cabot Microelectronics Corp.	3,460	423,988
CEVA, Inc.(a)	1,400	43,890
Cirrus Logic, Inc.(a)	3,140	237,384
Cohu, Inc.	2,970	49,094
Cree, Inc.(a)	5,790	249,723
Diodes, Inc.(a)	5,460	277,859
DSP Group, Inc.(a)	1,130	19,493
First Solar, Inc.(a)	4,110	180,881
FormFactor, Inc.(a)	11,950	278,435
Ichor Holdings Ltd.(a)	8,840	220,116
Kulicke & Soffa Industries, Inc.	3,550	85,093
MaxLinear, Inc.(a)	3,850	63,486
MKS Instruments, Inc.	5,310	532,221
Monolithic Power Systems, Inc.	3,150	629,716
Onto Innovation, Inc.(a)	2,739	88,908
PDF Solutions, Inc.(a)	1,280	20,442
Photronics, Inc.(a)	11,860	141,727
Power Integrations, Inc.	2,800	286,580
Rambus, Inc.(a)	8,140	101,994
Semtech Corp.(a)	3,740	169,198
Silicon Laboratories, Inc.(a)	2,550	247,911
SMART Global Holdings, Inc.(a)	700	17,703
SolarEdge Technologies, Inc.(a)	6,330	706,365
Synaptics, Inc.(a)	1,810	118,356
Teradyne, Inc.	12,570	786,128
Ultra Clean Holdings, Inc.(a)	16,540	304,171
Universal Display Corp.	3,950	592,974
Veeco Instruments, Inc.(a)	3,679	40,211
Xperi Corp.	13,150	200,932
		7,874,976
SOFTWARE (3.2%)
8x8, Inc.(a)	10,870	184,355
ACI Worldwide, Inc.(a)	9,060	248,244

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Agilysys, Inc.(a)	6,710	$131,449
Alarm.com Holdings, Inc.(a)	5,220	233,491
Blackbaud, Inc.	2,690	148,649
Bottomline Technologies DE, Inc.(a)	2,240	93,251
CDK Global, Inc.	6,990	274,567
Ceridian HCM Holding, Inc.(a)	5,360	316,079
CommVault Systems, Inc.(a)	2,410	102,883
Ebix, Inc.	1,440	30,139
Fair Isaac Corp.(a)	2,228	786,350
J2 Global, Inc.	4,650	374,976
LivePerson, Inc.(a)	6,650	159,201
LogMeIn, Inc.	2,580	220,487
Manhattan Associates, Inc.(a)	4,820	341,931
MicroStrategy, Inc., Class A(a)	549	69,355
OneSpan, Inc.(a)	1,660	27,888
Progress Software Corp.	3,930	160,776
PTC, Inc.(a)	5,650	391,263
Qualys, Inc.(a)	3,240	341,626
SPS Commerce, Inc.(a)	5,170	286,987
Teradata Corp.(a)	6,700	164,753
TiVo Corp.	9,163	64,416
Tyler Technologies, Inc.(a)	2,763	886,066
		6,039,182
SPECIALTY RETAIL (4.3%)
Aaron’s, Inc.	3,920	125,087
Abercrombie & Fitch Co., Class A	30,230	319,833
American Eagle Outfitters, Inc.	19,450	154,628
America’s Car-Mart, Inc.(a)	660	43,527
Asbury Automotive Group, Inc.(a)	1,630	110,025
AutoNation, Inc.(a)	11,510	428,632
Barnes & Noble Education, Inc.(a)	79,510	142,323
Bed Bath & Beyond, Inc.	22,630	140,080
Boot Barn Holdings, Inc.(a)	6,310	116,483
Buckle, Inc. (The)	2,025	31,003
Caleres, Inc.	15,945	129,314
Cato Corp., Class A (The)	11,540	129,940
Chico’s FAS, Inc.	74,800	112,200
Children’s Place Retail Stores, Inc. (The)	1,600	47,296
Conn’s, Inc.(a)	24,340	164,538
Designer Brands, Inc., Class A	18,480	117,348
Dick’s Sporting Goods, Inc.	8,110	238,353
Express, Inc.(a)	76,380	158,107
Five Below, Inc.(a)	5,040	454,406
Foot Locker, Inc.	11,610	297,564
GameStop Corp., Class A(a)	30,610	175,395
Genesco, Inc.(a)	11,120	210,502
Group 1 Automotive, Inc.	4,830	273,330
Guess?, Inc.	4,200	39,270
Haverty Furniture Cos., Inc.	9,700	131,241
Hibbett Sports, Inc.(a)	1,810	27,928
Lithia Motors, Inc., Class A	3,410	377,010
Lumber Liquidators Holdings, Inc.(a)	15,960	112,518
MarineMax, Inc.(a)	30,970	446,278
Michaels Cos., Inc. (The)(a)	19,780	60,131
Monro Muffler Brake, Inc.	2,065	114,587
Office Depot, Inc.	247,586	549,641
Rent-A-Center, Inc.	14,830	295,191
RH(a)	2,580	370,952
Sally Beauty Holdings, Inc.(a)	7,810	75,835
Shoe Carnival, Inc.	5,390	127,312
Signet Jewelers Ltd.	18,100	182,086
Sleep Number Corp.(a)	7,570	226,343
Sonic Automotive, Inc., Class A	12,150	260,375
Tailored Brands, Inc.	27,430	45,534
Urban Outfitters, Inc.(a)	10,750	186,405
Williams-Sonoma, Inc.	4,560	281,990
Zumiez, Inc.(a)	7,270	153,688
		8,184,229
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (0.2%)
3D Systems Corp.(a)	19,670	166,998
Diebold, Inc.(a)	21,360	105,305
NCR Corp.(a)	7,520	154,311
		426,614
TEXTILES, APPAREL & LUXURY GOODS (1.2%)
Carter’s, Inc.	2,650	207,230
Columbia Sportswear Co.	2,030	147,967
Crocs, Inc.(a)	6,360	154,230
Deckers Outdoor Corp.(a)	2,270	337,685
Fossil Group, Inc.(a)	71,000	281,160
G-III Apparel Group Ltd.(a)	11,690	132,448
Kontoor Brands, Inc.	2,780	53,960
Movado Group, Inc.	15,660	161,455
Oxford Industries, Inc.	1,110	46,531
Skechers USA, Inc., Class A(a)	11,980	337,596
Steven Madden Ltd.	7,935	198,930
Unifi, Inc.(a)	7,350	76,072

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Vera Bradley, Inc.(a)	10,810	$59,563
Wolverine World Wide, Inc.	5,840	119,662
		2,314,489
THRIFTS & MORTGAGE FINANCE (0.7%)
Axos Financial, Inc.(a)	3,480	80,214
Flagstar Bancorp, Inc.	1,540	39,901
HomeStreet, Inc.	1,910	48,801
Meta Financial Group, Inc.	10,150	186,963
New York Community Bancorp, Inc.	27,620	299,953
NMI Holdings, Inc., Class A(a)	14,210	192,119
Northfield Bancorp, Inc.	4,990	56,237
Northwest Bancshares, Inc.	3,460	36,711
Provident Financial Services, Inc.	3,730	53,526
TrustCo Bank Corp. NY	4,000	25,200
Walker & Dunlop, Inc.	5,370	206,369
Washington Federal, Inc.	4,980	133,165
		1,359,159
TRADING COMPANIES & DISTRIBUTORS (0.7%)
Applied Industrial Technologies, Inc.	2,430	127,308
DXP Enterprises, Inc.(a)	3,850	57,442
Foundation Building Materials, Inc.(a)	650	7,605
GATX Corp.	2,270	134,611
GMS, Inc.(a)	2,920	53,670
Kaman Corp.	1,690	65,504
MSC Industrial Direct Co., Inc., Class A	2,380	141,943
NOW, Inc.(a)	40,300	248,651
Veritiv Corp.(a)	22,350	209,419
Watsco, Inc.	1,840	296,222
		1,342,375
WATER UTILITIES (0.4%)
American States Water Co.	1,950	154,772
California Water Service Group	2,710	121,733
Essential Utilities, Inc.	10,912	456,012
		732,517
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Shenandoah Telecommunications Co.	2,630	140,731
Spok Holdings, Inc.	11,020	113,065
Telephone and Data Systems, Inc.	22,890	449,102
		702,898
TOTAL COMMON STOCKS (COST $219,450,149)		188,114,348

MONEY MARKET FUND (1.9%)
Northern Institutional Treasury Portfolio (Premier Class), 0.22%(b)	3,565,147	3,565,147
TOTAL MONEY MARKET FUND (COST $3,565,147)		3,565,147

RIGHT (0.0%)

CAPITAL MARKETS (0.0%)
Escrow Calamos Asset Management, Inc., Class A(a)(c)	27,070	—
TOTAL RIGHT (COST $—)		—
TOTAL INVESTMENTS (COST $223,015,296) 100.1%		191,679,495
LIABILITIES IN EXCESS OF OTHER ASSETS (0.1)%		(194,888)
NET ASSETS 100.0%		$191,484,607

Amounts designated as ‘‘—’’ are $0 or have been rounded to $0.

(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2020 is disclosed.
(c)	Security is a Level 3 investment.

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SELECT BOND FUND

The table below sets forth the diversification of the Steward Select Bond Fund investments by Industry.

Industry Diversification	Percent*
U.S. Treasury Obligations	15.0%
U.S. Government Agency Mortgage-Backed Obligations	6.0
Banks	5.9
Semiconductors & Semiconductor Equipment	5.7
Biotechnology	4.8
U.S. Government Agencies	4.2
Oil, Gas & Consumable Fuels	4.1
Money Market Fund	4.0
IT Services	3.9
Aerospace & Defense	3.6
Capital Markets	3.0
Beverages	3.0
Specialty Retail	2.9
Food Products	2.5
Software	2.3
Air Freight & Logistics	2.2
Health Care Providers & Services	2.2
Chemicals	2.1
Internet & Direct Marketing Retail	1.8
Hotels, Restaurants & Leisure	1.8
Insurance	1.7
Commercial Services & Supplies	1.7
Technology Hardware, Storage & Peripherals	1.4
Machinery	1.4
Industrial Conglomerates	1.4
Road & Rail	1.4
Food & Staples Retailing	1.4
Diversified Telecommunication Services	1.4
Consumer Finance	1.4
Municipal Bonds	1.3
Electric Utilities	1.0
Household Products	0.7
Multiline Retail	0.7
Electronic Equipment, Instruments & Components	0.7
Household Durables	0.7
Pharmaceuticals	0.6
Communications Equipment	0.5
Thrifts & Mortgage Finance	0.2
Equity Real Estate Investment Trusts	0.2
Total Investments	100.8%

*       Percentages indicated are based on net assets as of April 30, 2020.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SELECT BOND FUND

	Principal
	Amount	Value
CORPORATE BONDS (69.1%)

AEROSPACE & DEFENSE (3.6%)
General Dynamics Corp., 3.75%, 5/15/28, (Callable 2/15/28 @ 100)	$1,000,000	$1,135,372
Howmet Aerospace, Inc., 5.87%, 2/23/22	2,000,000	2,039,724
Raytheon Technologies Corp., 4.13%, 11/16/28, (Callable 8/16/28 @ 100)	2,000,000	2,321,282
		5,496,378
AIR FREIGHT & LOGISTICS (2.2%)
FedEx Corp., 4.00%, 1/15/24	2,000,000	2,153,116
United Parcel Service, Inc., 3.75%, 11/15/47, (Callable 5/15/47 @ 100)	1,000,000	1,171,428
		3,324,544

BANKS (5.7%)
Bank of America Corp., 5.63%, 7/1/20	1,500,000	1,511,287
Citigroup, Inc., 6.63%, 6/15/32	1,000,000	1,303,597
KeyCorp, 5.10%, 3/24/21	2,000,000	2,067,708
Manufacturers & Traders Trust Co., 2.22% (US0003M + 64 bps), 12/1/21, (Callable 6/8/20 @ 100)(a)	1,150,000	1,135,340
US Bank NA/Cincinnati OH, 2.80%, 1/27/25, (Callable 12/27/24 @ 100)	2,500,000	2,658,402
		8,676,334
BEVERAGES (3.0%)
Coca-Cola Co. (The), 3.20%, 11/1/23	1,000,000	1,078,919
PepsiCo, Inc., 3.00%, 8/25/21	3,435,000	3,537,384
		4,616,303
BIOTECHNOLOGY (4.8%)
AbbVie, Inc., 4.50%, 5/14/35, (Callable 11/14/34 @ 100)	1,500,000	1,748,242
Amgen, Inc., 3.88%, 11/15/21, (Callable 8/15/21 @ 100)	3,314,286	3,433,486
Celgene Corp., 3.88%, 8/15/25, (Callable 5/15/25 @ 100)	1,000,000	1,125,592
Gilead Sciences, Inc., 4.40%, 12/1/21, (Callable 9/1/21 @ 100)	1,000,000	1,047,249
		7,354,569
CAPITAL MARKETS (3.0%)
Charles Schwab Corp. (The), 4.45%, 7/22/20	1,250,000	1,259,045
Goldman Sachs Group, Inc. (The), 5.95%, 1/15/27	1,500,000	1,790,472
Morgan Stanley, 5.75%, 1/25/21	1,500,000	1,548,979
		4,598,496
CHEMICALS (2.1%)
Ecolab, Inc., 4.35%, 12/8/21	2,000,000	2,116,297
Sherwin-Williams Co. (The), 3.80%, 8/15/49, (Callable 2/15/49 @ 100)	1,000,000	1,085,536
		3,201,833
COMMERCIAL SERVICES & SUPPLIES (1.5%)
Waste Management, Inc., 3.45%, 6/15/29, (Callable 3/15/29 @ 100)	2,000,000	2,272,321

COMMUNICATIONS EQUIPMENT (0.5%)
Tyco Electronics Group SA, 4.88%, 1/15/21	750,000	767,734

CONSUMER FINANCE (1.4%)
American Express Co., 3.40%, 2/22/24, (Callable 1/22/24 @ 100)	1,000,000	1,059,803
American Express Credit Corp., 3.30%, 5/3/27, (Callable 4/3/27 @ 100)	1,000,000	1,102,680
		2,162,483
DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
Verizon Communications, Inc., 4.60%, 4/1/21	2,000,000	2,065,920

ELECTRIC UTILITIES (1.0%)
Entergy Gulf States Louisiana LLC, 3.95%, 10/1/20, (Callable 7/1/20 @ 100)	1,500,000	1,505,957

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.7%)
Corning, Inc., 3.70%, 11/15/23, (Callable 8/15/23 @ 100)	1,000,000	1,042,787

FOOD & STAPLES RETAILING (1.4%)
Walgreens Boots Alliance, Inc., 4.50%, 11/18/34, (Callable 5/18/34 @ 100)	1,000,000	1,101,280
Walmart, Inc., 4.25%, 4/15/21	1,000,000	1,033,867
		2,135,147
FOOD PRODUCTS (2.5%)
General Mills, Inc., 4.20%, 4/17/28, (Callable 1/17/28 @ 100)	1,000,000	1,155,894
J.M. Smucker Co. (The), 3.50%, 10/15/21	500,000	516,915
Tyson Foods, Inc., 4.50%, 6/15/22, (Callable 3/15/22 @ 100)	2,000,000	2,113,630
		3,786,439

HEALTH CARE PROVIDERS & SERVICES (2.2%)
CVS Health Corp., 4.00%, 12/5/23, (Callable 9/5/23 @ 100)	2,000,000	2,156,147
Express Scripts Holding Co., 4.50%, 2/25/26, (Callable 11/27/25 @ 100)	1,000,000	1,126,550
		3,282,697
HOTELS, RESTAURANTS & LEISURE (1.8%)
McDonald’s Corp., 3.70%, 1/30/26, (Callable 10/30/25 @ 100)	1,500,000	1,675,992
Starbucks Corp., 3.75%, 12/1/47, (Callable 6/1/47 @ 100)	1,000,000	1,061,298
		2,737,290

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SELECT BOND FUND

	Principal
	Amount	Value
HOUSEHOLD DURABLES (0.7%)
Newell Brands, Inc., 4.00%, 6/15/22, (Callable 3/15/22 @ 100)	$1,000,000	$1,006,250

HOUSEHOLD PRODUCTS (0.7%)
Procter & Gamble Co. (The), 3.10%, 8/15/23	1,000,000	1,084,685

INDUSTRIAL CONGLOMERATES (1.4%)
Honeywell International, Inc., 4.25%, 3/1/21	2,000,000	2,054,718

INSURANCE (1.4%)
Prudential Financial, Inc., 5.88% (US0003M + 418 bps), 9/15/42, (Callable 9/15/22 @ 100)(a)	2,000,000	2,107,160

INTERNET & DIRECT MARKETING RETAIL (1.5%)
Amazon.com, Inc., 3.80%, 12/5/24, (Callable 9/5/24 @ 100)	2,000,000	2,253,538

IT SERVICES (3.9%)
Fiserv, Inc., 4.20%, 10/1/28, (Callable 7/1/28 @ 100)	1,000,000	1,136,965
Mastercard, Inc., 3.38%, 4/1/24	1,000,000	1,099,501
PayPal Holdings, Inc., 2.85%, 10/1/29, (Callable 7/1/29 @ 100)	1,000,000	1,061,977
Visa, Inc., 4.30%, 12/14/45, (Callable 6/14/45 @ 100)	2,000,000	2,648,151
		5,946,594

MACHINERY (1.4%)
Caterpillar, Inc., 3.90%, 5/27/21	1,000,000	1,030,296
John Deere Capital Corp., 3.45%, 3/13/25	1,000,000	1,099,128
		2,129,424
MULTILINE RETAIL (0.7%)
Target Corp., 3.50%, 7/1/24	1,000,000	1,109,606

OIL, GAS & CONSUMABLE FUELS (4.1%)
Apache Corp., 3.25%, 4/15/22, (Callable 1/15/22 @ 100)	724,000	656,353
ConocoPhillips Co., 4.95%, 3/15/26, (Callable 12/15/25 @ 100)	1,000,000	1,147,425
Gulf South Pipeline Company LP, 4.00%, 6/15/22, (Callable 3/15/22 @ 100)	1,500,000	1,414,844
Valero Energy Corp., 4.00%, 4/1/29, (Callable 1/1/29 @ 100)	3,000,000	3,072,311
		6,290,933
PHARMACEUTICALS (0.6%)
Teva Pharmaceutical Finance, 3.65%, 11/10/21	901,000	876,222

ROAD & RAIL (1.4%)
Union Pacific Corp., 4.16%, 7/15/22, (Callable 4/15/22 @ 100)	2,000,000	2,121,101

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.7%)
Applied Materials, Inc., 4.30%, 6/15/21	1,000,000	1,040,263
Intel Corp., 4.00%, 12/15/32	2,000,000	2,485,666
Qualcomm, Inc., 4.65%, 5/20/35, (Callable 11/20/34 @ 100)	4,000,000	5,099,581
		8,625,510
SOFTWARE (2.3%)
Microsoft Corp., 3.45%, 8/8/36, (Callable 2/8/36 @ 100)	2,000,000	2,330,355
Salesforce.com, Inc., 3.70%, 4/11/28, (Callable 1/11/28 @ 100)	1,000,000	1,140,521
		3,470,876

SPECIALTY RETAIL (2.9%)
Home Depot, Inc. (The), 3.75%, 2/15/24, (Callable 11/15/23 @ 100)	2,000,000	2,202,261
Lowe’s Cos., Inc., 3.65%, 4/5/29, (Callable 1/5/29 @ 100)	1,000,000	1,099,640
Lowe’s Cos., Inc., 3.80%, 11/15/21, (Callable 8/15/21 @ 100)	1,000,000	1,033,984
		4,335,885

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (1.4%)
Apple, Inc., 3.45%, 2/9/45	1,000,000	1,140,837
Xerox Corp., 4.50%, 5/15/21	1,000,000	1,002,700
		2,143,537
THRIFTS & MORTGAGE FINANCE (0.2%)
Opteum Mortgage Acceptance Corp., Class 2AD2, 5.85%, 12/25/35, (Callable 5/25/20 @ 100)(a)	292,270	292,845
TOTAL CORPORATE BONDS (COST $99,564,153)		104,876,116

	Shares
MONEY MARKET FUND (4.0%)
Northern Institutional Treasury Portfolio (Premier Class), 0.22%(b)	6,076,750	$6,076,750
TOTAL MONEY MARKET FUND (COST $6,076,750)		6,076,750

	Principal
	Amount
MUNICIPAL BONDS (1.3%)
Cedar Hill Independent School District, 1.76%, 2/15/21	$250,000	$247,200

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SELECT BOND FUND

	Principal
	Amount	Value
New York City Transitional Finance
Authority Future Tax Secured
Revenue, Build America Bonds,
5.72%, 5/1/30, (Callable 6/8/20 @ 100)	$1,500,000	$1,503,735
Oklahoma Development Finance
Authority Lease Revenue, 5.65%,
6/1/41, (Callable 6/1/21 @ 100)	150,000	154,291

TOTAL MUNICIPAL BONDS (COST $1,967,441)		1,905,226

U.S. GOVERNMENT AGENCIES (4.2%)
Federal Farm Credit Bank, 3.00%,
11/25/30	1,000,000	1,159,074
Federal Home Loan Bank
2.50%, 5/23/22(c)	1,000,000	1,045,704
3.50%, 7/29/21	2,000,000	2,079,443
		3,125,147
Federal Home Loan Mortgage Corp.
0.90%, 10/28/24, (Callable 10/28/20 @ 100)	1,000,000	1,000,018
2.25%, 2/26/21(c)	50,000	50,758
2.50%, 3/29/22(c)	1,000,000	1,041,907
		2,092,683
TOTAL U.S. GOVERNMENT AGENCIES (COST $6,078,242)		6,376,904

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (6.0%)
Federal Home Loan Mortgage Corp.
3.50%, 2/1/34	853,373	901,119
3.50%, 10/1/49	1,318,996	1,392,542
3.72% (US0012M + 179 bps), 10/1/37(a)	28,464	28,909
4.00%, 12/15/25	2,500,000	2,774,776
4.75% (H15T1Y + 225 bps), 5/1/36(a)	36,048	36,753
5.00%, 11/1/37	9,987	10,946
6.00%, 3/1/38	28,285	32,567
		5,177,612
Federal National Mortgage Association
0.91% (US0001M + 42 bps), 11/25/36(a)	65,527	65,164
3.50%, 2/1/43	675,602	722,455
3.50%, 4/1/48	793,421	871,719
3.91% (US0012M + 204 bps), 10/1/36(a)	17,241	17,307
4.00%, 9/1/33	568,052	600,826
4.00%, 10/1/46	767,106	829,772
4.50% (H15T1Y + 213 bps), 7/1/36(a)	8,895	8,929
4.70% (US0012M + 182 bps), 5/1/36(a)	70,171	72,941
5.00%, 1/1/35	15,618	16,503
5.50%, 9/1/36	9,603	9,976
6.00%, 6/1/36	182,643	200,299
6.00%, 9/1/36	53,369	59,948
6.00%, 5/1/37	31,561	35,830
		3,511,669
Government National Mortgage Association
4.00% (H15T1Y + 150 bps), 1/20/39(a)	9,828	9,876
4.25%, 10/20/38	27,249	27,427
4.50%, 6/15/40	133,699	147,280
4.50%, 8/20/38	79,024	87,493
5.00%, 5/20/40	70,182	75,957
5.50%, 12/20/38	7,487	8,141
6.00%, 10/15/37	30,759	35,090
6.00%, 6/15/37	31,411	35,462
6.50%, 10/20/38	7,159	7,792
		434,518

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (COST $8,577,940)		9,123,799

U.S. TREASURY OBLIGATIONS (15.0%)
U.S. Treasury Bills
0.02%, 5/26/20	3,000,000	2,999,844
0.03%, 6/9/20	2,000,000	1,999,819
		4,999,663
U.S. Treasury Notes
0.38%, 1/15/27 (TIPS)	1,000,000	1,124,549
1.63%, 11/30/26	1,000,000	1,073,164
1.75%, 11/15/29	1,000,000	1,105,742
2.00%, 11/15/21	5,000,000	5,141,016
2.00%, 2/15/22	7,000,000	7,225,586
2.00%, 11/30/20	2,000,000	2,021,875
		17,691,932
TOTAL U.S. TREASURY OBLIGATIONS
(COST $22,050,258)		22,691,595

	Shares
PREFERRED STOCKS (1.2%)

BANKS (0.2%)
JPMorgan Chase & Co. – Preferred, 6.10%	15,000	$387,150

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Pitney Bowes, Inc. – Preferred, 6.70%	15,000	254,850

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2020

STEWARD SELECT BOND FUND

	Shares	Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (0.2%)
Public Storage – Preferred, 5.38%	15,000	$382,950

INSURANCE (0.3%)
Globe Life, Inc. – Preferred, 6.13%	15,000	404,100

INTERNET & DIRECT MARKETING RETAIL (0.3%)
eBay, Inc. – Preferred, 6.00%	15,000	390,900
TOTAL PREFERRED STOCKS (COST $1,982,830)
		1,819,950
TOTAL INVESTMENTS (COST $146,297,614) 100.8%		152,870,340

LIABILITIES IN EXCESS OF OTHER ASSETS (0.8)%		(1,215,670)

NET ASSETS 100.0%		$151,654,670

(a)	Variable rate security. The interest rate shown represents the rate in effect at April 30, 2020. For securities based on published reference rate and spread, the reference rate and spread are indicated in the description. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	7-day current yield as of April 30, 2020 is disclosed.
(c)	Step Bond. Coupon rate is set for an initial period and then adjusted at a specified date. The rate shown represents the rate as of April 30, 2020.

bps — Basis Points

H15T1Y — 1 Year Treasury Constant Maturity Rate

LLC — Limited Liability Company

LP — Limited Partnership

TIPS — Treasury Inflation-Protected Security

US0001M — 1 Month US Dollar LIBOR

US0003M — 3 Month US Dollar LIBOR

US0012M — 12 Month US Dollar LIBOR

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2020

		Steward	Steward
	Steward	Global	International
	Covered Call	Equity	Enhanced
	Income Fund	Income Fund	Index Fund
Assets:
Investments, at value (cost $32,041,176, $284,660,099 and $149,617,777, respectively)	$29,009,556	$269,641,702	$126,694,235
Interest and dividend receivable	33,115	533,198	341,128
Receivable for capital shares issued	2,868	60,291	72,160
Reclaims receivable	—	30,841	50,623
Prepaid expenses and other assets	27,812	3,667	5,888
Total assets	29,073,351	270,269,699	127,164,034

Liabilities:
Payable for capital shares redeemed	30,665	209,392	110,044
Written options at fair value (premiums received $772,238, $0 and $0, respectively)	1,342,669	—	—
Accrued expenses and other payables:
Investment advisory fees	12,388	131,920	36,418
Administration fees	1,623	15,831	7,483
Distribution fees - Class A	12	19,077	8,131
Distribution fees - Class C	2,826	5,844	—
Sub-accounting service fees - Class A	—	7,217	3,797
Sub-accounting service fees - Class C	73	300	—
Sub-accounting service fees - Institutional Class	500	12,000	5,000
Fund accounting and sub-administration fees	16,000	44,544	21,263
Transfer agent fees	1,875	1,875	1,875
Custodian fees	6,532	14,274	5,006
Directors fees	1,330	14,138	6,479
Printing fees	889	4,650	3,928
Professional fees	3,179	33,504	15,310
Other accrued liabilities	2,697	2,628	5,594
Total liabilities	1,423,258	517,194	230,328
Net Assets	$27,650,093	$269,752,505	$126,933,706

Composition of Net Assets:
Capital (par value and paid-in surplus)	31,641,448	280,801,419	149,579,486
Total accumulated deficit	(3,991,355)	(11,048,914)	(22,645,780)
Net Assets	$27,650,093	$269,752,505	$126,933,706
Class A
Net Assets	$8,609	$52,325,878	$28,007,450
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	996	1,982,426	1,592,422
Net asset value, offering and redemption price per share	$8.64	$26.39	$17.59
Class C
Net Assets	$301,199	$2,389,434	$8
Shares authorized	15,000,000	15,000,000	15,000,000
Shares issued and outstanding ($0.001 par value)	34,619	86,402	1
Net asset value, offering and redemption price per share(a)	$8.70	$27.65	$14.90
Class R6
Net Assets	$10	$120,665	$474,914
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	1	4,826	31,770
Net asset value, offering and redemption price per share(a)	$8.64	$25.00	$14.95
Institutional Class
Net Assets	$27,340,275	$214,916,528	$98,451,334
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	3,160,133	8,114,898	5,575,835
Net asset value, offering and redemption price per share	$8.65	$26.48	$17.66

Amounts designated as “—” are $0 or have been rounded to $0.

(a) Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2020

		Steward
	Steward	Small-Mid
	Large Cap	Cap	Steward
	Enhanced	Enhanced	Select
	Index Fund	Index Fund	Bond Fund
Assets:
Investments, at value (cost $379,961,959, $223,015,296 and $146,297,614, respectively)	$395,500,590	$191,679,495	$152,870,340
Interest and dividend receivable	318,023	79,384	1,331,110
Receivable for investments sold	—	248	—
Receivable for capital shares issued	568,457	102,252	8,086
Prepaid expenses and other assets	652	1,878	—
Total assets	396,387,722	191,863,257	154,209,536

Liabilities:
Payable for investments purchased	—	3	2,259,280
Payable for capital shares redeemed	488,654	227,610	166,618
Accrued expenses and other payables:
Investment advisory fees	65,285	30,110	39,060
Administration fees	22,774	10,504	9,300
Distribution fees - Class A	12,964	14,627	1,286
Sub-accounting service fees - Class A	4,691	3,447	1,112
Sub-accounting service fees - Institutional Class	25,000	8,000	7,000
Fund accounting and sub-administration fees	57,946	30,397	22,699
Transfer agent fees	1,875	1,875	1,875
Custodian fees	15,787	13,260	5,667
Directors fees	19,078	9,585	7,237
Printing fees	10,946	2,163	4,988
Professional fees	45,665	22,721	17,339
Other accrued liabilities	5,327	4,348	11,405
Total liabilities	775,992	378,650	2,554,866
Net Assets	$395,611,730	$191,484,607	$151,654,670

Composition of Net Assets:
Capital (par value and paid-in surplus)	349,176,221	215,309,611	147,042,533
Total distributable earnings/(accumulated deficit)	46,435,509	(23,825,004)	4,612,137
Net Assets	$395,611,730	$191,484,607	$151,654,670

Class A
Net Assets	$39,094,028	$50,646,165	$9,233,564
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	994,607	4,805,703	363,749
Net asset value, offering and redemption price per share	$39.31	$10.54	$25.38
Class C
Net Assets	$10	$8	$10
Shares authorized	15,000,000	15,000,000	15,000,000
Shares issued and outstanding ($0.001 par value)	1	1	1
Net asset value, offering and redemption price per share(a)	$35.97	$9.84	$28.84
Class R6
Net Assets	$49,643,228	$46,069	$10
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	1,385,424	4,668	1
Net asset value, offering and redemption price per share(a)	$35.83	$9.87	$28.72
Institutional Class
Net Assets	$306,874,464	$140,792,365	$142,421,086
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	7,822,587	13,105,459	5,634,224
Net asset value, offering and redemption price per share	$39.23	$10.74	$25.28

Amounts designated as “—” are $0 or have been rounded to $0.

(a) Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF OPERATIONS — For the year ended April 30, 2020

		Steward	Steward
	Steward	Global	International
	Covered Call	Equity	Enhanced
	Income Fund	Income Fund	Index Fund
Investment Income:
Dividends (net of foreign witholding tax of $0, $697,343 and $665,087, respectively)	$608,590	$9,673,273	$4,665,429
Interest	10,947	50,540	32,710
Total investment income	619,537	9,723,813	4,698,139

Expenses:
Investment advisory fees	173,033	1,705,556	501,493
Consulting service fees	3,911	41,685	21,301
Compliance service fees	1,491	16,104	7,800
Administration fees	20,231	212,794	98,693
Distribution fees - Class A	73	160,107	79,007
Distribution fees - Class C	2,770	7,715	—
Sub-accounting services fees - Class A	10	90,470	46,374
Sub-accounting services fees - Class C	402	1,308	—
Sub-accounting services fees - Institutional Class	4,102	140,547	58,448
Fund accounting and sub-administration fees	57,196	171,984	84,334
Transfer agent fees	7,500	7,500	7,500
Custodian fees	30,308	51,805	20,805
Registration fees	59,132	96,365	78,401
Directors fees	4,002	42,526	19,488
Professional fees	11,017	117,067	53,648
Printing fees	2,070	21,996	10,080
Miscellaneous fees	18,542	93,058	53,109
Total expenses before contractual fee reductions	395,790	2,978,587	1,140,481
Fees contractually waived/reimbursed by the Adviser	(96,611)	—	—
Net expenses	299,179	2,978,587	1,140,481
Net investment income	320,358	6,745,226	3,557,658

Realized and Unrealized Gain/(Loss):
Net realized gains/(losses) from investment transactions and foreign currency translation	(336,919)	17,550,945	1,404,630
Net realized gains on options transactions	1,980,862	—	—
Change in unrealized depreciation on investment transactions and foreign currency transactions	(3,717,321)	(54,202,823)	(30,912,113)
Change in unrealized depreciation on options transactions	(4,504)	—	—
Net realized and unrealized losses from investment transactions, foreign currency translations and options transactions	(2,077,882)	(36,651,878)	(29,507,483)
Change in net assets resulting from operations	$(1,757,524)	$(29,906,652)	$(25,949,825)

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF OPERATIONS — For the year ended April 30, 2020

		Steward
	Steward	Small-Mid
	Large Cap	Cap	Steward
	Enhanced	Enhanced	Select
	Index Fund	Index Fund	Bond Fund
Investment Income:
Dividends (net of foreign witholding tax of $0, $808 and $0, respectively)	$8,537,386	$2,938,159	$129,677
Interest	63,106	38,737	4,509,551
Total investment income	8,600,492	2,976,896	4,639,228

Expenses:
Investment advisory fees	844,056	420,545	483,516
Consulting service fees	57,851	29,138	21,592
Compliance service fees	22,127	11,342	8,415
Administration fees	289,186	143,298	109,495
Distribution fees - Class A	109,224	158,543	24,852
Sub-accounting services fees - Class A	55,268	42,730	13,587
Sub-accounting services fees - Institutional Class	175,586	86,539	80,218
Fund accounting and sub-administration fees	228,815	119,718	89,982
Transfer agent fees	7,500	7,500	7,500
Custodian fees	61,838	43,783	23,448
Registration fees	87,067	78,028	79,204
Directors fees	57,385	28,832	21,767
Professional fees	157,974	79,370	59,923
Printing fees	29,682	14,913	11,259
Miscellaneous fees	121,145	68,912	57,472
Total expenses before contractual fee reductions	2,304,704	1,333,191	1,092,230
Net investment income	6,295,788	1,643,705	3,546,998

Realized and Unrealized Gain/(Loss):
Net realized gains/(losses) from investment transactions and foreign currency translation	33,725,621	7,987,142	(58,674)
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency transactions	(67,409,526)	(52,917,504)	6,507,196
Net realized and unrealized gains/(losses) from investment transactions, foreign currency translations and options transactions	(33,683,905)	(44,930,362)	6,448,522
Change in net assets resulting from operations	$(27,388,117)	$(43,286,657)	$9,995,520

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

STEWARD COVERED CALL INCOME FUND

	For the Year Ended	For the Year Ended
	April 30, 2020	April 30, 2019
Change in net assets resulting from operations:
Net investment income	$320,358	$290,981
Net realized gain from investment transactions, foreign currency transactions and option transactions	1,643,943	992,974
Net change in unrealized appreciation/(depreciation) on investment transactions, foreign currency transactions and option transactions	(3,721,825)	1,106,608
Change in net assets resulting from operations	(1,757,524)	2,390,563
Distributions to shareholders from:
Class A	(1,939)	(1,313)
Class C	(19,972)	(82)
Class R6	—	(1)
Institutional Class	(2,022,168)	(2,373,826)
Total distributions to shareholders	(2,044,079)	(2,375,222)

Capital Transactions:
Class A
Proceeds from shares issued	33,908	54,311
Dividends reinvested	1,939	1,313
Cost of shares redeemed	(56,261)	(28,103)
Change in Class A from capital transactions	(20,414)	27,521
Class C
Proceeds from shares issued	325,900	75,000
Dividends reinvested	18,253	1
Cost of shares redeemed	(84,821)	—
Change in Class C from capital transactions	259,332	75,001
Class R6
Dividends reinvested	1	1
Change in Class R6 from capital transactions	1	1
Institutional Class
Proceeds from shares issued	5,385,631	5,410,121
Dividends reinvested	2,020,396	2,373,826
Cost of shares redeemed	(5,108,648)	(4,406,934)
Change in Institutional Class from capital transactions	2,297,379	3,377,013
Change in net assets from capital transactions	2,536,298	3,479,536
Change in net assets	(1,265,305)	3,494,877
Net Assets:
Beginning of year	28,915,398	25,420,521
End of year	$27,650,093	$28,915,398

Shares Transactions:
Class A
Issued	3,432	5,512
Reinvested	198	153
Redeemed	(5,783)	(2,828)
Change in Class A	(2,153)	2,837
Class C
Issued	34,200	8,017
Reinvested	1,849	—
Redeemed	(9,448)	—
Change in Class C	26,601	8,017
Class R6
Reinvested	—	—
Change in Class R6	—	—
Institutional Class
Issued	575,018	565,316
Reinvested	207,173	277,710
Redeemed	(575,105)	(453,432)
Change in Institutional Class	207,086	389,594

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

STEWARD GLOBAL EQUITY INCOME FUND

	For the Year Ended	For the Year Ended
	April 30, 2020	April 30, 2019
Change in net assets resulting from operations:
Net investment income	$6,745,226	$7,368,982
Net realized gain from investment transactions and foreign currency transactions	17,550,945	8,648,160
Net change in unrealized depreciation on investments and foreign currency transactions	(54,202,823)	(2,681,619)
Change in net assets resulting from operations	(29,906,652)	13,335,523
Distributions to shareholders from:
Class A	(4,795,394)	(6,378,338)
Class C	(186,792)	(107,534)
Class R6	(91,595)	(30,885)
Institutional Class	(20,487,257)	(21,200,600)
Total distributions to shareholders	(25,561,038)	(27,717,357)

Capital Transactions:
Class A
Proceeds from shares issued	16,615,465	37,450,498
Dividends reinvested	4,754,759	6,319,136
Cost of shares redeemed	(31,449,628)	(34,477,167)
Change in Class A from capital transactions	(10,079,404)	9,292,467
Class C
Proceeds from shares issued	2,276,695	374,091
Dividends reinvested	185,723	106,893
Cost of shares redeemed	(37,614)	(18,374)
Change in Class C from capital transactions	2,424,804	462,610
Class R6
Proceeds from shares issued	230,539	532,778
Dividends reinvested	91,596	30,885
Cost of shares redeemed	(101,765)	(482,382)
Change in Class R6 from capital transactions	220,370	81,281
Institutional Class
Proceeds from shares issued	79,424,757	72,171,525
Dividends reinvested	20,192,212	21,117,291
Cost of shares redeemed	(82,721,805)	(60,348,392)
Change in Institutional Class from capital transactions	16,895,164	32,940,424
Change in net assets from capital transactions	9,460,934	42,776,782
Change in net assets	(46,006,756)	28,394,948
Net Assets:
Beginning of year	315,759,261	287,364,313
End of year	$269,752,505	$315,759,261

Shares Transactions:
Class A
Issued	558,561	1,148,364
Reinvested	150,184	225,889
Redeemed	(1,033,659)	(1,099,933)
Change in Class A	(324,914)	274,320
Class C(a)
Issued	75,582	5,103
Reinvested	5,293	2,249
Redeemed	(1,438)	(388)
Change in Class C	79,437	6,965
Class R6(a)
Issued	5,084	6,665
Reinvested	3,026	398
Redeemed	(3,408)	(6,939)
Change in Class R6	4,702	124
Institutional Class
Issued	2,603,869	2,269,313
Reinvested	637,836	753,068
Redeemed	(2,854,580)	(1,936,300)
Change in Institutional Class	387,125	1,086,081

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Effective March 9, 2020, the share class had a one-for-ten reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-ten stock split.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	For the Year Ended	For the Year Ended
	April 30, 2020	April 30, 2019
Change in net assets resulting from operations:
Net investment income	$3,557,658	$3,721,419
Net realized gain from investment transactions and foreign currency transactions	1,404,630	1,742,848
Net change in unrealized depreciation on investments and foreign currency transactions	(30,912,113)	(7,704,352)
Change in net assets resulting from operations	(25,949,825)	(2,240,085)
Distributions to shareholders from:
Class A	(734,117)	(664,893)
Class C	(1)	—
Class R6	(13,125)	—
Institutional Class	(2,929,713)	(2,981,081)
Total distributions to shareholders	(3,676,956)	(3,645,974)

Capital Transactions:
Class A
Proceeds from shares issued	11,574,206	7,555,284
Dividends reinvested	707,467	641,544
Cost of shares redeemed	(7,815,192)	(4,405,021)
Change in Class A from capital transactions	4,466,481	3,791,807
Class C
Dividends reinvested	1	—
Change in Class C from capital transactions	1	—
Class R6
Proceeds from shares issued	760,083	—
Dividends reinvested	13,125	—
Cost of shares redeemed	(208,727)	—
Change in Class R6 from capital transactions	564,481	—
Institutional Class
Proceeds from shares issued	19,490,166	19,515,477
Dividends reinvested	2,817,398	2,859,249
Cost of shares redeemed	(17,205,803)	(13,462,006)
Change in Institutional Class from capital transactions	5,101,761	8,912,720
Change in net assets from capital transactions	10,132,724	12,704,527
Change in net assets	(19,494,057)	6,818,468
Net Assets:
Beginning of year	146,427,763	139,609,295
End of year	$126,933,706	$146,427,763

Shares Transactions:
Class A
Issued	584,792	348,489
Reinvested	34,399	29,948
Redeemed	(377,922)	(204,302)
Change in Class A	241,269	174,135
Class C(a)
Reinvested	—	—
Change in Class C	—	—
Class R6(a)
Issued	42,055	—
Reinvested	740	—
Redeemed	(11,026)	—
Change in Class R6	31,769	—
Institutional Class
Issued	987,104	906,073
Reinvested	137,147	133,295
Redeemed	(833,061)	(628,952)
Change in Institutional Class	291,190	410,416

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

STEWARD LARGE CAP ENHANCED INDEX FUND

	For the Year Ended	For the Year Ended
	April 30, 2020	April 30, 2019
Change in net assets resulting from operations:
Net investment income	$6,295,788	$5,531,658
Net realized gain from investment transactions and foreign currency transactions	33,725,621	13,263,367
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(67,409,526)	20,743,984
Change in net assets resulting from operations	(27,388,117)	39,539,009
Distributions to shareholders from:
Class A	(1,052,587)	(2,014,273)
Class C	(1)	(1)
Class R6	(5,899,887)	(9,586,866)
Institutional Class	(8,704,134)	(15,279,233)
Total distributions to shareholders	(15,656,609)	(26,880,373)

Capital Transactions:
Class A
Proceeds from shares issued	12,510,600	7,754,531
Dividends reinvested	1,028,668	1,982,781
Cost of shares redeemed	(12,300,328)	(18,263,079)
Change in Class A from capital transactions	1,238,940	(8,525,767)
Class C
Dividends reinvested	1	1
Change in Class C from capital transactions	1	1
Class R6
Proceeds from shares issued	6,898,246	53,577,121
Dividends reinvested	5,899,887	9,586,866
Cost of shares redeemed	(9,642,114)	(4,480,083)
Change in Class R6 from capital transactions	3,156,019	58,683,904
Institutional Class
Proceeds from shares issued	98,165,158	71,969,137
Dividends reinvested	8,542,479	14,990,805
Cost of shares redeemed	(98,173,843)	(117,568,644)
Change in Institutional Class from capital transactions	8,533,794	(30,608,702)
Change in net assets from capital transactions	12,928,754	19,549,436
Change in net assets	(30,115,972)	32,208,072
Net Assets:
Beginning of year	425,727,702	393,519,630
End of year	$395,611,730	$425,727,702

Shares Transactions:
Class A
Issued	302,130	184,630
Reinvested	23,828	53,674
Redeemed	(287,882)	(438,391)
Change in Class A	38,076	(200,087)
Class C(a)
Reinvested	—	—
Change in Class C	—	—
Class R6(a)
Issued	177,444	1,157,983
Reinvested	142,182	264,084
Redeemed	(243,028)	(113,241)
Change in Class R6	76,598	1,308,826
Institutional Class
Issued	2,354,753	1,735,250
Reinvested	200,128	403,576
Redeemed	(2,341,086)	(2,887,564)
Change in Institutional Class	213,795	(748,738)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Effective March 9, 2020, the share class had a one-for-five reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-five stock split.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	For the Year Ended	For the Year Ended
	April 30, 2020	April 30, 2019
Change in net assets resulting from operations:
Net investment income	$1,643,705	$1,796,567
Net realized gain from investment transactions and foreign currency transactions	7,987,142	16,065,934
Net change in unrealized depreciation on investments and foreign currency transactions	(52,917,504)	(9,759,239)
Change in net assets resulting from operations	(43,286,657)	8,103,262
Distributions to shareholders from:
Class A	(2,608,082)	(8,799,268)
Class C	(1)	(2)
Class R6	(6,229)	(2)
Institutional Class	(6,470,384)	(18,759,267)
Total distributions to shareholders	(9,084,696)	(27,558,539)

Capital Transactions:
Class A
Proceeds from shares issued	9,903,543	19,564,483
Dividends reinvested	2,495,589	8,419,050
Cost of shares redeemed	(17,452,015)	(26,586,844)
Change in Class A from capital transactions	(5,052,883)	1,396,689
Class C
Dividends reinvested	1	2
Change in Class C from capital transactions	1	2
Class R6
Proceeds from shares issued	95,565	2,590
Dividends reinvested	6,229	2
Cost of shares redeemed	(46,608)	(3)
Change in Class R6 from capital transactions	55,186	2,589
Institutional Class
Proceeds from shares issued	49,668,229	49,462,162
Dividends reinvested	6,217,171	17,195,877
Cost of shares redeemed	(32,329,095)	(55,507,119)
Change in Institutional Class from capital transactions	23,556,305	11,150,920
Change in net assets from capital transactions	18,558,609	12,550,200
Change in net assets	(33,812,744)	(6,905,077)
Net Assets:
Beginning of year	225,297,351	232,202,428
End of year	$191,484,607	$225,297,351

Shares Transactions:
Class A
Issued	816,205	1,237,165
Reinvested	187,150	725,090
Redeemed	(1,343,613)	(1,735,066)
Change in Class A	(340,258)	227,189
Class C(a)
Reinvested	—	—
Change in Class C	—	—
Class R6(a)
Issued	7,611	192
Reinvested	484	—
Redeemed	(3,619)	—
Change in Class R6	4,476	192
Institutional Class
Issued	4,394,565	3,259,054
Reinvested	459,117	1,451,150
Redeemed	(2,570,495)	(3,615,271)
Change in Institutional Class	2,283,187	1,094,933

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.

See notes to financial statements.

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

STEWARD SELECT BOND FUND

	For the Year Ended	For the Year Ended
	April 30, 2020	April 30, 2019
Change in net assets resulting from operations:
Net investment income	$3,546,998	$3,659,748
Net realized loss from investment transactions and foreign currency transactions	(58,674)	(430,387)
Net change in unrealized appreciation on investments and foreign currency transactions	6,507,196	3,072,357
Change in net assets resulting from operations	9,995,520	6,301,718
Distributions to shareholders from:
Class A	(190,989)	(212,204)
Class C	—	—
Class R6	(1)	—
Institutional Class	(3,359,056)	(3,461,119)
Total distributions to shareholders	(3,550,046)	(3,673,323)

Capital Transactions:
Class A
Proceeds from shares issued	1,113,569	1,035,977
Dividends reinvested	189,375	211,109
Cost of shares redeemed	(2,560,718)	(2,434,466)
Change in Class A from capital transactions	(1,257,774)	(1,187,380)
Class C
Dividends reinvested	—	—
Change in Class C from capital transactions	—	—
Class R6
Dividends reinvested	1	—
Change in Class R6 from capital transactions	1	—
Institutional Class
Proceeds from shares issued	22,675,458	18,710,976
Dividends reinvested	3,359,056	3,419,141
Cost of shares redeemed	(42,038,444)	(23,826,562)
Change in Institutional Class from capital transactions	(16,003,930)	(1,696,445)
Change in net assets from capital transactions	(17,261,703)	(2,883,825)
Change in net assets	(10,816,229)	(255,430)
Net Assets:
Beginning of year	162,470,899	162,726,329
End of year	$151,654,670	$162,470,899

Shares Transactions:
Class A
Issued	44,481	43,207
Reinvested	7,664	8,832
Redeemed	(103,579)	(101,513)
Change in Class A	(51,434)	(49,474)
Class C(a)
Reinvested	—	—
Change in Class C	—	—
Class R6(a)
Reinvested	—	—
Change in Class R6	—	—
Institutional Class
Issued	914,921	782,568
Reinvested	136,646	143,749
Redeemed	(1,699,013)	(999,925)
Change in Institutional Class	(647,446)	(73,608)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Effective March 9, 2020, the share class had a one-for-three reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-three stock split.

See notes to financial statements.

(This page has been intentionally left blank)

STEWARD FUNDS

FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated.

		Investment Operations:
	Net Asset			Net Realized and
	Value,	Net		Unrealized Gain/		Total from
	Beginning	Investment		(Loss) from		Investment
	of Period	Income		Investments		Operations
Steward Covered Call Income Fund
Class A
Year ended April 30, 2020	$9.77	$0.08	(d)	$(0.54)		$(0.46)
Year ended April 30, 2019	9.92	0.04		0.71		0.75
Period ended April 30, 2018(e)	10.00	0.03		(0.09)		(0.06)
Class C
Year ended April 30, 2020	$9.84	$—	(d)	$(0.53)		$(0.53)
Year ended April 30, 2019	9.95	0.01		0.71		0.72
Period ended April 30, 2018(e)	10.00	—	(f)	(0.05)		(0.05)
Class R6
Year ended April 30, 2020	$9.80	$—	(d)(f)	$(0.49)		$(0.49)
Year ended April 30, 2019	9.92	—	(f)	0.69		0.69
Period ended April 30, 2018(e)	10.00	—	(f)	(0.05)		(0.05)
Institutional Class
Year ended April 30, 2020	$9.75	$0.10	(d)	$(0.53)		$(0.43)
Year ended April 30, 2019	9.92	0.11		0.65		0.76
Period ended April 30, 2018(e)	10.00	0.03		(0.08)		(0.05)
Steward Global Equity Income Fund
Class A
Year ended April 30, 2020	$31.36	$0.59	(d)	$(3.16)		$(2.57)
Year ended April 30, 2019	33.06	0.70	(d)	0.43		1.13
Year ended April 30, 2018	31.00	0.60		3.87		4.47
Year ended April 30, 2017	28.72	0.51		3.72		4.23
Year ended April 30, 2016	30.11	0.60		0.18		0.78
Class C
Year ended April 30, 2020(g)	$53.40	$0.31	(d)	$(23.63)		$(23.32)
Year ended April 30, 2019(g)	80.20	0.70	(d)	(0.90	)(h)	(0.20)
Period ended April 30, 2018(e)(g)	100.00	—	(f)	0.70		0.70
Class R6
Year ended April 30, 2020(g)	$50.50	$0.59	(d)	$(23.57)		$(22.98)
Year ended April 30, 2019(g)	79.90	2.10	(d)	(2.10	)(h)	—
Period ended April 30, 2018(e)(g)	100.00	—	(f)	0.80		0.80
Institutional Class
Year ended April 30, 2020	$31.45	$0.68	(d)	$(3.16)		$(2.48)
Year ended April 30, 2019	33.15	0.79	(d)	0.44		1.23
Year ended April 30, 2018	31.06	0.71		3.88		4.59
Year ended April 30, 2017	28.77	0.63		3.70		4.33
Year ended April 30, 2016	30.16	0.71		0.16		0.87

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(f)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(g)	Effective March 9, 2020, the share class had a one-for-ten reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-ten stock split.
(h)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See notes to financial statements.

Distributions:						Supplemental data and ratios:
						Ratio of		Ratio of
						Expenses to		Expenses to		Ratio of Net
Net			Net Asset		Net Assets,	Average Net		Average Net		Investment Income		Portfolio
Investment	Capital	Total	Value, End	Total	End of Period	Assets Prior to		Assets Net of		to Average		Turnover
Income	Gains	Distributions	of Period	Return(a)	(000’s)	Waivers(b)		Waivers(b)		Net Assets(b)		Rate(a)(c)

$(0.10)	$(0.57)	$(0.67)	$8.64	(5.45)%	$9	1.65%		1.25%		0.85%		135%
(0.09)	(0.81)	(0.90)	9.77	8.91	31	1.44		1.25		0.79		117
(0.02)	—	(0.02)	9.92	(0.56)	3	1.42		1.25		0.81		29

$(0.04)	$(0.57)	$(0.61)	$8.70	(6.10)%	$301	2.48%		2.00%		0.02%		135%
(0.02)	(0.81)	(0.83)	9.84	8.52	79	2.23		2.00		0.05		117
—	—	—	9.95	(0.50)	—	—	(f)	—	(f)	—	(f)	29

$(0.10)	$(0.57)	$(0.67)	$8.64	(5.81)%	$—	—	(f)%	—	(f)%	—	(f)%	135%
—	(0.81)	(0.81)	9.80	8.27	—	—	(f)	—	(f)	—	(f)	117
(0.03)	—	(0.03)	9.92	(0.55)	—	—	(f)	—	(f)	—	(f)	29

$(0.10)	$(0.57)	$(0.67)	$8.65	(5.15)%	$27,340	1.32%		1.00%		1.08%		135%
(0.12)	(0.81)	(0.93)	9.75	9.06	28,806	1.14		1.00		1.10		117
(0.03)	—	(0.03)	9.92	(0.54)	25,417	1.16		1.00		0.84		29

$(0.58)	$(1.82)	$(2.40)	$26.39	(9.41)%	$52,326	1.21%		1.21%		1.91%		48%
(0.67)	(2.16)	(2.83)	31.36	4.61	72,351	0.97		0.97		2.18		28
(0.59)	(1.82)	(2.41)	33.06	14.58	67,213	0.99		0.99		1.80		59
(0.56)	(1.39)	(1.95)	31.00	15.22	60,865	0.99		0.99		1.78		48
(0.62)	(1.55)	(2.17)	28.72	2.94	40,254	0.98		0.98		2.12		54

$(0.61)	$(1.82)	$(2.43)	$27.65	(10.12)%	$2,389	2.08%		2.08%		0.95%		48%
(5.00)	(21.60)	(26.60)	53.40	4.52	372	1.64		1.64		1.24		28
(2.30)	(18.20)	(20.50)	80.20	0.83	—	—	(f)	—	(f)	—	(f)	59

$(0.70)	$(1.82)	$(2.52)	$25.00	(9.09)%	$121	0.90%		0.90%		1.72%		48%
(7.80)	(21.60)	(29.40)	50.50	5.04	6	0.61		0.61		2.75		28
(2.70)	(18.20)	(20.90)	79.90	0.86	—	—	(f)	—	(f)	—	(f)	59

$(0.67)	$(1.82)	$(2.49)	$26.48	(9.09)%	$214,917	0.88%		0.88%		2.22%		48%
(0.77)	(2.16)	(2.93)	31.45	4.90	243,030	0.67		0.67		2.47		28
(0.68)	(1.82)	(2.50)	33.15	14.96	220,152	0.68		0.68		2.12		59
(0.65)	(1.39)	(2.04)	31.06	15.58	181,716	0.66		0.66		2.11		48
(0.71)	(1.55)	(2.26)	28.77	3.26	134,080	0.64		0.64		2.47		54

See notes to financial statements.

STEWARD FUNDS

FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset			Net Realized and
	Value,	Net		Unrealized Gain/		Total from
	Beginning	Investment		(Loss) from		Investment
	of Period	Income		Investments		Operations
Steward International Enhanced Index Fund
Class A
Year ended April 30, 2020	$22.01	$0.46	(d)	$(4.40)		$(3.94)
Year ended April 30, 2019	23.01	0.53		(1.01)		(0.48)
Year ended April 30, 2018	20.45	0.43		2.59		3.02
Year ended April 30, 2017	18.65	0.36		1.81		2.17
Year ended April 30, 2016	22.22	0.40	(d)	(3.27)		(2.87)
Class C
Year ended April 30, 2020(g)	$19.46	$—	(d)(g)	$(4.12)		$(4.12)
Year ended April 30, 2019(g)	20.16	—	(g)	(0.70)		(0.70)
Period ended April 30, 2018(g)(h)	20.00	—	(g)	0.46		0.46
Class R6
Year ended April 30, 2020(g)	$19.42	$0.37	(d)	$(4.28)		$(3.91)
Year ended April 30, 2019(g)	20.10	—	(g)	(0.68)		(0.68)
Period ended April 30, 2018(g)(h)	20.00	—	(g)	0.46		0.46
Institutional Class
Year ended April 30, 2020	$22.08	$0.53	(d)	$(4.40)		$(3.87)
Year ended April 30, 2019	23.09	0.59		(1.01)		(0.42)
Year ended April 30, 2018	20.51	0.51		2.59		3.10
Year ended April 30, 2017	18.70	0.43		1.81		2.24
Year ended April 30, 2016	22.28	0.57	(d)	(3.38)		(2.81)
Steward Large Cap Enhanced Index Fund
Class A
Year ended April 30, 2020	$43.28	$0.51	(d)	$(3.41)		$(2.90)
Year ended April 30, 2019	41.50	0.47		3.24		3.71
Year ended April 30, 2018	36.89	0.41		4.60		5.01
Year ended April 30, 2017	32.25	0.39		4.63		5.02
Year ended April 30, 2016	38.89	0.46		(1.31)		(0.85)
Class C
Year ended April 30, 2020(i)	$43.70	$—	(d)(g)	$(6.69	)(j)	$(6.69)
Year ended April 30, 2019(i)	48.95	—	(g)	2.30		2.30
Period ended April 30, 2018(h)(i)	50.00	—	(g)	(0.10)		(0.10)
Class R6
Year ended April 30, 2020(i)	$42.75	$0.66	(d)	$(6.40)		$(5.74)
Year ended April 30, 2019(i)	48.80	0.20		2.30		2.50
Period ended April 30, 2018(h)(i)	50.00	—	(g)	0.05		0.05
Institutional Class
Year ended April 30, 2020	$43.16	$0.65	(d)	$(3.42)		$(2.77)
Year ended April 30, 2019	41.34	0.60		3.23		3.83
Year ended April 30, 2018	36.72	0.53		4.57		5.10
Year ended April 30, 2017	32.07	0.48		4.63		5.11
Year ended April 30, 2016	38.70	0.62		(1.34)		(0.72)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Excludes the value of portfolio securities delivered as a result of a redemption in-kind.
(f)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.
(g)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(h)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(i)	Effective March 9, 2020, the share class had a one-for-five reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-five stock split.
(j)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See notes to financial statements.

Distributions:							Supplemental data and ratios:
		In Excess					Ratio of		Ratio of Net
Net		of Net		Net Asset		Net Assets,	Expenses to		Investment Income		Portfolio
Investment	Capital	Investment	Total	Value, End	Total	End of Period	Average		to Average		Turnover
Income	Gains	Income	Distributions	of Period	Return(a)	(000’s)	Net Assets(b)		Net Assets(b)		Rate(a)(c)

$(0.48)	$—	$—	$(0.48)	$17.59	(18.18)%	$28,007	1.06%		2.20%		15%
(0.52)	—	—	(0.52)	22.01	(1.99)	29,734	1.01		2.43		10
(0.46)	—	—	(0.46)	23.01	14.92	27,085	1.02		1.88		10
(0.37)	—	—	(0.37)	20.45	11.85	17,922	1.01		1.88		16
(0.70)	—	—	(0.70)	18.65	(13.10)	16,268	1.00		2.14		11 (e)

$(0.44)	$—	$—	$(0.44)	$14.90	(19.85)%	$—	—	(g)%	—	(g)%	15%
—	—	—	—	19.46	(3.47)	—	—	(g)	—	(g)	10
(0.30)	—	—	(0.30)	20.16	2.32	—	—	(g)	—	(g)	10

$(0.56)	$—	$—	$(0.56)	$14.95	(18.52)%	$475	0.68%		2.14%		15%
—	—	—	—	19.42	(3.38)	—	—	(g)	—	(g)	10
(0.36)	—	—	(0.36)	20.10	2.32	—	—	(g)	—	(g)	10

$(0.55)	$—	$—	$(0.55)	$17.66	(17.87)%	$98,451	0.72%		2.55%		15%
(0.59)	—	—	(0.59)	22.08	(1.74)	116,694	0.71		2.73		10
(0.52)	—	—	(0.52)	23.09	15.29	112,524	0.71		2.28		10
(0.43)	—	—	(0.43)	20.51	12.24	114,580	0.67		2.22		16
(0.77)	—	—	(0.77)	18.70	(12.82)	104,190	0.65		2.93		11 (e)

$(0.40)	$(0.67)	$—	$(1.07)	$39.31	(6.91)%	$39,094	0.84%		1.18%		32%
(0.42)	(1.51)	—	(1.93)	43.28	9.78	41,401	0.80		1.09		27
(0.40)	—	—	(0.40)	41.50	13.61	47,998	0.84		1.02		23
(0.38)	—	—	(0.38)	36.89	15.63	47,052	0.82		1.10		25
(0.49)	(4.26)	(1.04)	(5.79)	32.25	(2.01)	52,151	0.82		1.30		91 (e)

$(0.37)	$(0.67)	$—	$(1.04)	$35.97	(9.02)%	$—	—	(g)%	—	(g)%	32%
—	(7.55)	—	(7.55)	43.70	8.13	—	—	(g)	—	(g)	27
(0.95)	—	—	(0.95)	48.95	(0.27)	—	—	(g)	—	(g)	23

$(0.51)	$(0.67)	$—	$(1.18)	$35.83	(6.63)%	$49,643	0.46%		1.60%		32%
(1.00)	(7.55)	—	(8.55)	42.75	8.70	55,924	0.46		1.20		27
(1.25)	—	—	(1.25)	48.80	0.02	—	—	(g)	—	(g)	23

$(0.49)	$(0.67)	$—	$(1.16)	$39.23	(6.61)%	$306,875	0.52%		1.51%		32%
(0.50)	(1.51)	—	(2.01)	43.16	10.13	328,404	0.50		1.39		27
(0.48)	—	—	(0.48)	41.34	13.93	345,522	0.54		1.32		23
(0.46)	—	—	(0.46)	36.72	16.02	319,230	0.50		1.40		25
(0.61)	(4.26)	(1.04)	(5.91)	32.07	(1.67)	253,302	0.48		1.66		91 (e)

See notes to financial statements.

STEWARD FUNDS

FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset			Net Realized and
	Value,	Net		Unrealized Gain/	Total from
	Beginning	Investment		(Loss) from	Investment
	of Period	Income		Investments	Operations
Steward Small-Mid Cap Enhanced Index Fund
Class A
Year ended April 30, 2020	$13.94	$0.07	(d)	$(2.91)	$(2.84)
Year ended April 30, 2019	15.70	0.09		0.03 (e)	0.12
Year ended April 30, 2018	15.44	0.11		1.37	1.48
Year ended April 30, 2017	13.26	0.06		2.64	2.70
Year ended April 30, 2016	15.33	0.08		(0.51)	(0.43)
Class C
Year ended April 30, 2020(f)	$13.64	$—	(d)(g)	$(3.27)	$(3.27)
Year ended April 30, 2019(f)	17.52	—	(g)	(0.32)	(0.32)
Period ended April 30, 2018(f)(h)	20.00	—	(g)	(0.08)	(0.08)
Class R6
Year ended April 30, 2020(f)	$13.56	$0.14	(d)	$(3.24)	$(3.10)
Year ended April 30, 2019(f)	17.48	—	(g)	(0.36)	(0.36)
Period ended April 30, 2018(f)(h)	20.00	—	(g)	(0.08)	(0.08)
Institutional Class
Year ended April 30, 2020	$14.19	$0.11	(d)	$(2.98)	$(2.87)
Year ended April 30, 2019	15.93	0.13		0.04 (e)	0.17
Year ended April 30, 2018	15.65	0.15		1.39	1.54
Year ended April 30, 2017	13.43	0.11		2.67	2.78
Year ended April 30, 2016	15.51	0.12		(0.52)	(0.40)
Steward Select Bond Fund
Class A
Year ended April 30, 2020	$24.36	$0.47	(d)	$1.03	$1.50
Year ended April 30, 2019	23.96	0.49		0.39	0.88
Year ended April 30, 2018	24.58	0.40		(0.60)	(0.20)
Year ended April 30, 2017	24.99	0.43		(0.40)	0.03
Year ended April 30, 2016	24.97	0.46		—	0.46
Class C
Year ended April 30, 2020(i)	$29.13	$—	(d)(g)	$0.12	$0.12
Year ended April 30, 2019(i)	28.71	—	(g)	0.42	0.42
Period ended April 30, 2018(h)(i)	30.00	—	(g)	(0.66)	(0.66)
Class R6
Year ended April 30, 2020(i)	$28.98	$—	(d)(g)	$0.31	$0.31
Year ended April 30, 2019(i)	28.56	—	(g)	0.42	0.42
Period ended April 30, 2018(h)(i)	30.00	—	(g)	(0.69)	(0.69)
Institutional Class
Year ended April 30, 2020	$24.25	$0.55	(d)	$1.03	$1.58
Year ended April 30, 2019	23.85	0.55		0.40	0.95
Year ended April 30, 2018	24.47	0.48		(0.61)	(0.13)
Year ended April 30, 2017	24.87	0.51		(0.39)	0.12
Year ended April 30, 2016	24.85	0.53		0.01	0.54

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(f)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.
(g)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(h)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(i)	Effective March 9, 2020, the share class had a one-for-three reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-three stock split.

See notes to financial statements.

Distributions:						Supplemental data and ratios:
						Ratio of		Ratio of Net
Net			Net Asset		Net Assets,	Expenses to		Investment Income		Portfolio
Investment	Capital	Total	Value, End	Total	End of Period	Average		to Average		Turnover
Income	Gains	Distributions	of Period	Return(a)	(000’s)	Net Assets(b)		Net Assets(b)		Rate(a)(c)

$(0.10)	$(0.46)	$(0.56)	$10.54	(21.24)%	$50,646	0.81%		0.58%		28%
(0.10)	(1.78)	(1.88)	13.94	3.18	71,719	0.81		0.56		33
(0.08)	(1.14)	(1.22)	15.70	9.59	77,227	0.83		0.69		29
(0.07)	(0.45)	(0.52)	15.44	20.44	69,001	0.87		0.43		36
(0.09)	(1.55)	(1.64)	13.26	(2.39)	55,445	0.85		0.59		33

$(0.07)	$(0.46)	$(0.53)	$9.84	(22.17)%	$—	—	(g)%	—	(g)%	28%
—	(3.56)	(3.56)	13.64	2.55	—	—	(g)	—	(g)	33
(0.12)	(2.28)	(2.40)	17.52	(0.48)	—	—	(g)	—	(g)	29

$(0.13)	$(0.46)	$(0.59)	$9.87	(20.85)%	$46	0.50%		1.11%		28%
—	(3.56)	(3.56)	13.56	2.27	3	—	(g)	—	(g)	33
(0.16)	(2.28)	(2.44)	17.48	(0.56)	—	—	(g)	—	(g)	29

$(0.12)	$(0.46)	$(0.58)	$10.74	(21.05)%	$140,792	0.55%		0.86%		28%
(0.13)	(1.78)	(1.91)	14.19	3.51	153,576	0.53		0.84		33
(0.12)	(1.14)	(1.26)	15.93	9.87	154,975	0.57		0.95		29
(0.11)	(0.45)	(0.56)	15.65	20.80	130,717	0.58		0.72		36
(0.13)	(1.55)	(1.68)	13.43	(2.15)	101,597	0.57		0.87		33

$(0.48)	$—	$(0.48)	$25.38	6.21%	$9,234	0.99%		1.87%		22%
(0.48)	—	(0.48)	24.36	3.72	10,115	0.95		1.97		25
(0.42)	—	(0.42)	23.96	(0.82)	11,134	0.96		1.67		5
(0.44)	—	(0.44)	24.58	0.11	10,664	0.95		1.71		18
(0.44)	—	(0.44)	24.99	1.87	11,719	0.95		1.80		11

$(0.41)	$—	$(0.41)	$28.84	2.08%	$—	—	(g)%	—	(g)%	22%
—	—	—	29.13	1.46	—	—	(g)	—	(g)	25
(0.63)	—	(0.63)	28.71	(2.27)	—	—	(g)	—	(g)	5

$(0.57)	$—	$(0.57)	$28.72	3.34%	$—	—	(g)%	—	(g)%	22%
—	—	—	28.98	1.47	—	—	(g)	—	(g)	25
(0.75)	—	(0.75)	28.56	(2.30)	—	—	(g)	—	(g)	5

$(0.55)	$—	$(0.55)	$25.28	6.60%	$142,421	0.65%		2.24%		22%
(0.55)	—	(0.55)	24.25	4.05	152,356	0.66		2.28		25
(0.49)	—	(0.49)	23.85	(0.54)	151,593	0.66		1.98		5
(0.52)	—	(0.52)	24.47	0.50	147,953	0.61		2.05		18
(0.52)	—	(0.52)	24.87	2.22	138,503	0.60		2.16		11

See notes to financial statements.

STEWARD FUNDS

NOTES TO FINANCIAL STATEMENTS — April 30, 2020

Note 1 — Organization:

Steward Funds, Inc. (‘‘SFI’’), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, (the ‘‘1940 Act’’), as a diversified open-end management investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (‘‘FASB’’) Accounting Standards Codification (‘‘ASC’’) Topic 946 Financial Services — Investment Companies. As of April 30, 2020, SFI is composed of six separate operational funds, each a series of SFI (each a ‘‘Fund’’ and collectively the ‘‘Funds’’). The accompanying financial statements are presented for the following six Funds:

Steward Covered Call Income Fund

Steward Global Equity Income Fund

Steward International Enhanced Index Fund

Steward Large Cap Enhanced Index Fund

Steward Small-Mid Cap Enhanced Index Fund

Steward Select Bond Fund

Each Fund currently offers four classes of shares: ‘‘Class A’’, ‘‘Class C’’, ‘‘Class R6’’, and ‘‘Institutional Class’’ (each a ‘‘Class’’ and collectively the ‘‘Classes’’). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class has a different expense structure. Each Class of shares has exclusive voting rights with respect to matters that affect just that Class or on which the interests of the Class differ from the interests of the other Classes. Income and realized and unrealized gains and losses on investments are allocated to each Class of shares based on its relative net assets.

Note 2 — Investment Objectives and Strategies:

Steward Covered Call Income Fund seeks to provide dividend income and options premium income, with the potential for capital appreciation and less volatility than the broad equity market. The Fund invests primarily in common stocks of large capitalization U.S. companies, most of which pay dividends, with sufficient liquidity and option market interest to suggest that call options can readily be written on those securities. The Fund writes (sells) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large capitalization securities market.

Steward Global Equity Income Fund seeks to provide current income along with growth of capital. The Fund invests primarily in U.S. and non-U.S. dividend-paying common stocks of large, medium and small capitalization companies that represent a broad spectrum of the global economy. The Fund’s non-U.S. investments will be primarily in the form of depositary receipts (‘‘DRs’’) or dual listed securities, or U.S. dollar-denominated instruments representing securities of non-U.S. issuers that are traded in the U.S. or in non-U.S. markets.

Steward International Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in DRs or dual listed securities representing securities of companies located or domiciled outside of the United States and allocates selectively between securities of developed market companies and emerging market companies.

Steward Large Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of large capitalization companies that represent a broad spectrum of the United States economy and allocates selectively between growth and value securities.

Steward Small-Mid Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of small and medium capitalization companies that represent a broad spectrum of the United States economy and allocates selectively between growth and value securities.

Steward Select Bond Fund seeks to provide high current income with capital appreciation. The Fund invests primarily in fixed income securities, such as corporate bonds, mortgage-backed securities and government and agency bonds and notes.

In pursuing their investment objectives, the Funds apply a comprehensive set of values-based screens to all of their portfolio investments.

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Note 3 — Significant Accounting Policies:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (‘‘GAAP’’) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ materially from those estimates. The following summarizes the significant accounting policies of the Funds.

Portfolio Valuation: Fund investments are recorded at fair value. In determining fair value, the Funds use various valuation approaches. Equity securities listed on a domestic or foreign exchange are valued at the last sale price on the day of valuation or, if there was no sale that day, at the mean between the last reported bid and asked prices as of the close of trading. Equity securities traded on The NASDAQ Stock Market LLC (‘‘NASDAQ’’) use the official closing price, if available, and otherwise, use the last reported sale price, or the mean between the last reported bid and asked prices if there was no sale on that day. Equity securities that are traded in the over-the-counter market only, but that are not included on NASDAQ, are valued at the last sale price on the day of valuation. Debt securities (other than short-term debt obligations), including listed issues, are valued at the bid price. These prices will be obtained by the Funds’ accounting services agent from approved independent pricing sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Short-term debt obligations (those with remaining maturities of 60 days or less) are valued at amortized cost. Open-end money market mutual funds are valued at net asset value per share. Exchange-traded options are valued (i) at the last reported sale price, or, (ii) if there is no last sale price, at the most recent bid for long options and the most recent ask for short options. Each of these valuation methods has been determined in good faith by the Funds’ Board of Directors (the “Board”) to represent fair value for the affected securities. If securities or other assets held by the Funds cannot be valued as set forth above or if a market price or quotation for a security or other asset is not readily available, or cannot be determined, or if any market price or quotation is deemed to be unreliable or inaccurate by the Funds’ investment adviser, the security will be priced at its fair value in accordance with procedures approved by the Board.

GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Quoted prices in active markets for identical securities and net asset values for money market funds.

Level 2 — Other significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risks).

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Pursuant to these valuation policies, equity securities and written options contracts are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2). Debt securities are generally categorized as Level 2 securities in the fair value hierarchy, except that U.S. Treasury debt securities may be categorized as Level 1. Money market funds are generally categorized as Level 1 securities in the fair value hierarchy. Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarcy.

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The following table presents a summary of inputs used to value the Funds’ investments as of April 30, 2020:

	Investments in Securities
Fund	LEVEL 1	LEVEL 2	LEVEL 3		Total
Steward Covered Call Income Fund
Security Type
Common Stocks*	$28,384,599	$—	$—		$28,384,599
Money Market Fund	624,957	—	—		624,957
Total Investment Securities	$29,009,556	$—	$—		$29,009,556
Other Financial Instruments:^
Written Call Options	$(1,342,669)	$—	$—		$(1,342,669)
Total Investments	$27,666,887	$—	$—		$27,666,887
Steward Global Equity Income Fund
Security Type
Common Stocks*	$256,210,728	$—	$—		$256,210,728
Money Market Fund	7,066,693	—	—		7,066,693
Preferred Stocks*	6,364,281	—	—		6,364,281
Total Investments	$269,641,702	$—	$—		$269,641,702
Steward International Enhanced Index Fund
Security Type
Common Stocks*	$122,569,023	$—	$—		$122,569,023
Master Limited Partnerships	359,764	—	—		359,764
Money Market Fund	1,503,330	—	—		1,503,330
Preferred Stocks*	2,262,118	—	—		2,262,118
Total Investments	$126,694,235	$—	$—		$126,694,235
Steward Large Cap Enhanced Index Fund
Security Type
Common Stocks*	$389,386,954	$—	$—		$389,386,954
Money Market Fund	6,113,636	—	—		6,113,636
Total Investments	$395,500,590	$—	$—		$395,500,590
Steward Small-Mid Cap Enhanced Index Fund
Security Type
Common Stocks*	$188,114,348	$—	$—		$188,114,348
Money Market Fund	3,565,147	—	—		3,565,147
Right*	—	—	—	**	—
Total Investments	$191,679,495	$—	$—		$191,679,495
Steward Select Bond Fund
Security Type
Corporate Bonds*	$—	$104,876,116	$—		$104,876,116
Money Market Fund	6,076,750	—	—		6,076,750
Municipal Bonds	—	1,905,226	—		1,905,226
U.S. Government Agencies	—	6,376,904	—		6,376,904
U.S. Government Agency Mortgage-Backed Obligations	—	9,123,799	—		9,123,799
U.S. Treasury Obligations	—	22,691,595	—		22,691,595
Preferred Stocks*	1,429,050	390,900	—		1,819,950
Total Investments	$7,505,800	$145,364,540	$—		$152,870,340

*	Please refer to the Schedule of Portfolio Investments to view common stocks, corporate bonds, preferred stocks, and rights segregated by industry type.
**	Level 3 security has zero value.
^	Other Financial Instruments would include any derivative instruments, such as written options contracts. These investments are generally recorded in the financial statements at fair value.

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Securities Transactions and Investment Income: Portfolio security transactions are recorded on trade date. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Debt obligations may be placed in non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Funds’ investment adviser. The treatment of such interest income may be different for federal income tax purposes. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Dividend income is recorded on the ex-dividend date, or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholdings taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, from the Funds are declared and paid quarterly. All net realized long-term or short-term capital gains, if any, are declared and distributed at least annually.

Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by the Funds, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Funds. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Written Options Contracts: Steward Covered Call Income Fund may write (sell) covered call options. Premiums received from written options contracts are recorded as liabilities and are marked-to-market to reflect the current value of the options written. When writing an option, the Fund bears the market risk of unfavorable changes in the price of the underlying instrument.

The notional amount of written options outstanding at April 30, 2020 was $23,288,550. The twelve month average notional amount for written options contracts for the year ended April 30, 2020 was $25,657,069.

Transactions in derivative instruments reflected on the Statements of Assets and Liabilities and Statements of Operations, categorized by risk exposure, as of April 30, 2020, are:

		Liability Derivatives
		Statements of Asset and	Total Fair
Fund	Primary Risk Exposure	Liabilities Location	Value
Steward Covered Call Income Fund	Equity Risk Options Contracts	Written options at fair value	$(1,342,669)

		Realized Gain/(Loss) on	Change in Unrealized
		Derivatives Recognized	Appreciation/(Depreciation) on
		as a Result from	Derivatives Recognized as
		Operations	a Result from Operations
Change in unrealized
	Primary Risk	Net realized gains on	depreciation on options
Fund	Exposure	options transactions	transactions
Steward Covered Call Income Fund	Equity Risk	$1,980,862	$(4,504)

Federal Income Taxes: The Funds intend to continue to qualify as regulated investment companies under Sub-Chapter M of the Internal Revenue Code and accordingly, will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

As of and during the year ended April 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. For all open tax years, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Further, management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.

Allocation of Expenses: Expenses directly attributable to a Fund or Class are charged directly to that Fund or Class, while expenses that are attributable to more than one Fund or Class are allocated among the respective Funds and their Classes based upon relative net assets or some other reasonable method.

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Foreign Securities: Investments in securities of issuers in foreign countries involve risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than found in developed countries.

Affiliated Securities Transactions: Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by Crossmark Global Investments, Inc. (‘‘Crossmark Global Investments’’ or the ‘‘Adviser’’). Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended April 30, 2020, the Funds did not engage in any Rule 17a-7 transactions.

Recent Accounting Pronouncements: In March 2017, FASB issued Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (‘‘ASU 2017-08’’), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date for purchased non-contingently callable debt securities. For public business entities, ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted ASU 2017-08 in the current period and it does not materially impact the Funds’ financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (‘‘ASU 2018-13’’). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Funds have early adopted certain provisions of ASU 2018-13 as permitted and eliminated or modified disclosures within the financial statements. Management does not believe that final adoption of all provisions of ASU 2018-13 will materially impact the Funds’ financial statements.

Note 4 — Investment Advisory and Other Agreements:

Crossmark Global Investments, a wholly-owned subsidiary of Crossmark Global Holdings, Inc. (‘‘Crossmark Global Holdings’’), serves as investment adviser to the Funds. Crossmark Global Investments provides investment advisory services to investment companies, pension and profit sharing accounts, corporations and individuals. Subject to the authority of the Board, the Adviser provides the Funds with continuous investment advisory services in accordance with an investment advisory agreement between the Adviser and SFI, on behalf of the Funds. Crossmark Global Investments receives compensation for its services as investment adviser. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. Pursuant to the terms of the investment advisory agreement, Crossmark Global Investments has full discretion to manage the assets of the Funds in accordance with their investment objectives.

On May 16, 2019, in connection with a proposal by Crossmark Global Investments, the Board approved a new investment advisory agreement (the ‘‘New Advisory Agreement’’), subject to shareholder approval, which was approved by shareholders of each Fund on July 29, 2019. The new investment advisory agreement took effect on August 1, 2019 and the prior investment advisory agreement was terminated. Crossmark provides the same advisory services under the New Advisory Agreement that it provided under the prior investment advisory agreement, but also provides the values-based screening services that were provided by Crossmark Consulting, LLC (“Crossmark Consulting”), an affiliate of Crossmark Global Investments and a wholly-owned subsidiary of Crossmark Global Holdings, prior to August 1, 2019. The changes to the fees each Fund pays to Crossmark Global Investments for advisory services, and the values-based screening services described below, under the New Advisory Agreement are set forth in the table below. The annual fee rates are applied to the average daily net assets of the applicable Fund.

Advisory Agreement Fee Schedule	New Advisory Agreement Fee Schedule
(prior to August 1, 2019)	(effective August 1, 2019)
Steward Covered Call Income Fund	Steward Covered Call Income Fund
— 0.45% for all assets	— 0.625% of the first $1 billion
— 0.5625% of assets over $1 billion

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Advisory Agreement Fee Schedule	New Advisory Agreement Fee Schedule
(prior to August 1, 2019)	(effective August 1, 2019)
Steward Global Equity Income Fund	Steward Global Equity Income Fund
— 0.30% of the first $500 million	— 0.625% of the first $1 billion
— 0.25% of the next $500 million	— 0.5625% of assets over $1 billion
— 0.20% of assets over $1 billion

Steward International Enhanced Index Fund	Steward International Enhanced Index Fund
— 0.30% of the first $500 million	— 0.365% of the first $1 billion
— 0.25% of the next $500 million	— 0.3285% of assets over $1 billion
— 0.20% of the assets over $1 billion

Steward Large Cap Enhanced Index Fund	Steward Large Cap Enhanced Index Fund
— 0.15% of the first $500 million	— 0.215% of the first $1 billion
— 0.125% of the next $500 million	— 0.1935% of assets over $1 billion
— 0.10% of assets over $1 billion

Steward Small-Mid Cap Enhanced Index Fund	Steward Small-Mid Cap Enhanced Index Fund
— 0.15% of the first $500 million	— 0.215% of the first $1 billion
— 0.125% of the next $500 million	— 0.1935% of assets over $1 billion
— 0.10% of assets over $1 billion

Steward Select Bond Fund	Steward Select Bond Fund
— 0.25% of the first $500 million	— 0.315% of the first $1 billion
— 0.20% of the next $500 million	— 0.2835% of assets over $1 billion
— 0.175% of assets over $1 billion

Crossmark Global Investments has entered into an expense limitation agreement with Steward Covered Call Income Fund. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by each Class of Steward Covered Call Income Fund in any fiscal year exceed the expense limit for such Class of the Fund, such excess amount will be the liability of the Adviser. Brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies, and extraordinary expenses are excluded from the expense limitation agreement. The expense limitation agreement may be terminated by the Board at any time and will terminate automatically upon the termination of the Advisory Agreement. As of April 30, 2020, the expense limitations were as follows:

	In effect through August 30, 2021
Fund	Class A	Class C	Class R6	Institutional Class
Steward Covered Call Income Fund	1.25%	2.00%	0.90%	1.00%

Steward Covered Call Income Fund has agreed to repay fees and expenses that were contractually waived or reimbursed by the Adviser for a period up to three fiscal years after the fiscal year in which such waiver or reimbursement was made to the extent such repayments would not cause the ordinary operating expenses of a Class to exceed the expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment, whichever is lower. Any amounts repaid by the Fund and recouped by the Adviser during the year are reflected on the Statements of Operations as ‘‘Recoupment of prior expenses reimbursed by the Adviser.’’

As of April 30, 2020, the amounts subject to repayment by the Fund in subsequent years under the expense limitation agreement were as follows:

	Expires	Expires	Expires
Fund	April 30, 2021	April 30, 2022	April 30, 2023
Steward Covered Call Income Fund	$15,048	$37,844	$96,611

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Prior to August 1, 2019, Crossmark Consulting served as administrator for the Funds. For its services as administrator, Crossmark Consulting received a monthly fee from the Funds calculated at the annual rate of 0.075% on the first $500 million of the Funds’ aggregate average daily net assets. The rate declined to 0.03% of the Funds’ aggregate average daily net assets in excess of $500 million. Effective August 1, 2019, these administration services, as well as the compliance services described below, are provided to the Funds by Crossmark Global Investments pursuant to a new administration agreement (the ‘‘New Administration Agreement’’) and the agreement with Crossmark Consulting for these administration services was terminated. For its administration and compliance services under the New Administration Agreement, Crossmark receives a monthly fee from each Fund calculated at the annual rate of 0.075% on the first $1 billion of the average daily net assets of that Fund and 0.0675% of assets over $1 billion.

Prior to August 1, 2019, Crossmark Consulting also served as a consultant to the Funds with respect to values-based investing. Crossmark Consulting received its consulting fee monthly, based on the annual average aggregate daily net assets of the Funds as set forth in the table below. The annual rates were applied to the average daily net assets of all Funds in the aggregate.

First	$500 million	0.08%
Next	$500 million	0.05%
Over	$1 billion	0.02%

Effective August 1, 2019, these values-based screening services are provided to the Funds by Crossmark Global Investments pursuant to the New Advisory Agreement and the agreement with Crossmark Consulting for these services was terminated.

Prior to August 1, 2019, Crossmark Consulting, pursuant to a Compliance Services Agreement, provided certain compliance services for the Funds. Each Fund paid Crossmark Consulting a monthly fee based on the annual average daily net assets of the Fund as follows for compliance services:

First	$500 million	0.025%
Next	$500 million	0.020%
Over	$1 billion	0.015%

Effective August 1, 2019, these compliance services are provided to the Funds by Crossmark Global Investments pursuant to the New Administration Agreement and the agreement with Crossmark Consulting for these services was terminated.

Prior to December 9, 2019, Crossmark Consulting, pursuant to a Class Action and Fair Fund Services Agreement, received fees totaling 6% of amounts received by the Funds from Fair Funds, as defined in the agreement. Effective December 9, 2019, Crossmark Consulting was dissolved and Crossmark Global Investments was substituted in its place under the agreement. During the fiscal year ended April 30, 2020, Crossmark Consulting and Crossmark waived all fees received under the agreement.

Crossmark Distributors, Inc. (‘‘Crossmark Distributors’’) serves as the distributor of the Funds’ shares. Crossmark Distributors is an affiliate of Crossmark Global Investments, and both are wholly-owned subsidiaries of Crossmark Global Holdings.

Each of the Funds has adopted a Service and Distribution Plan (the “Plan”) amended effective as of September 15, 2017, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan allows each Fund, out of assets attributable to Class A shares, to compensate Crossmark Distributors at an annual rate of 0.25% for its services in connection with the sale and distribution of Class A shares and for services to Class A shareholders. The Plan allows each Fund, out of assets attributable to Class C shares, to compensate Crossmark Distributors at an annual rate of 1.00% for its services in connection with the sale and distribution of Class C shares and for services to Class C shareholders. Because these fees are paid out of Class A and Class C assets on an ongoing basis over time these fees will increase the cost of your investment in Class A and Class C shares and may cost you more than paying other types of sales charges. Institutional Class and Class R6 shares are not subject to the Plan.

Each of the Funds has also adopted a Sub-Accounting Services Plan with respect to its Class A, Class C and Institutional Class shares, which provides that each Fund shall reimburse Crossmark Distributors out of the assets of the Fund attributable to its Class A, Class C, and Institutional Class shares for payments by Crossmark Distributors to certain third party providers that assist in the servicing of certain group accounts in which Fund shareholders of each Class participate. For asset-based fee arrangements between Crossmark Distributors and third party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, 0.20% of the average daily net assets of the applicable Class of each Fund. For per-account arrangements between Crossmark Distributors and third party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, $20 per account. These fees are in addition to fees payable under the Service and Distribution Plan. Class R6 shares are not subject to the Sub-Accounting Services Plan. Prior to April 1, 2019, the amounts payable to Crossmark Distributors could not exceed, on an annual basis, 0.10% of the average daily net assets of the applicable Class of each Fund.

Certain officers and directors of the Funds are also officers and/or directors of Crossmark Global Investments and/or Crossmark Distributors.

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Prior to May 1, 2019, Citi Fund Services Ohio, Inc. (‘‘Citi Ohio’’) served as the Funds’ fund accountant and sub-administrator. Effective May 1, 2019, The Northern Trust Company (‘‘Northern Trust’’) acts as fund accounting and sub-administration services provider for each Fund. Under the terms of the Fund Administration and Accounting Services Agreement, Northern Trust is paid annual class fees which shall apply to each additional class of shares of each Fund that has more than a single share class, and is entitled to receive a monthly fee from each Fund calculated at the annual rate of 0.05% on the first $500 million of the Funds’ aggregate average daily net assets. The rate then declines to 0.04% on the next $500 million of aggregate average daily net assets, and to 0.03% on the next $1 billion of aggregate average daily net assets, and to 0.02% on aggregate average daily net assets over $2 billion thereafter subject to certain minimums and additional fees. Northern Trust receives additional fees for sub-administration services and reimbursement of certain expenses. Prior to April 29, 2019, under a transfer agency agreement assigned from Citi Ohio, FIS Investor Services, LLC served as the Funds’ transfer agent and was paid annual class and per account fees. Effective April 29, 2019, Northern Trust serves as the Funds’ transfer agent and is paid annual class and per account fees.

Note 5 — Purchases and Sales of Securities:

Purchases and sales of portfolio securities (excluding short-term securities and U.S. government securities) for the year ended April 30, 2020, were as follows:

Fund	Purchases	Sales
Steward Covered Call Income Fund	$43,147,180	$40,277,493
Steward Global Equity Income Fund	145,814,548	159,605,673
Steward International Enhanced Index Fund	31,632,750	20,936,788
Steward Large Cap Enhanced Index Fund	133,659,693	132,163,198
Steward Small-Mid Cap Enhanced Index Fund	68,426,130	58,865,771
Steward Select Bond Fund	20,335,458	25,122,976

Purchases and sales of U.S. government securities for the year ended April 30, 2020, were as follows:

Fund	Purchases	Sales
Steward Select Bond Fund	$13,221,956	$26,965,665

Note 6 — Federal Income Tax Information:

As of April 30, 2020, the cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) on investments, including written call options, for federal income tax purposes, were as follows:

				Net
				Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)
Steward Covered Call Income Fund	$33,749,524	$913,957	$(6,996,494)	$(6,082,537)
Steward Global Equity Income Fund	285,728,579	23,416,038	(39,502,915)	(16,086,877)
Steward International Enhanced Index Fund	150,753,328	12,854,030	(36,913,123)	(24,059,093)
Steward Large Cap Enhanced Index Fund	382,390,814	66,618,203	(53,508,427)	13,109,776
Steward Small-Mid Cap Enhanced Index Fund	223,395,376	21,934,084	(53,649,964)	(31,715,880)
Steward Select Bond Fund	146,297,614	7,039,733	(467,007)	6,572,726

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily attributable to tax deferral of losses on wash sales, adjustments to income on certain securities and other temporary differences.

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The tax character of distributions paid during the fiscal year ended April 30, 2020, was as follows:

	Distributions Paid From
		Net
		Long-Term	Total
	Ordinary	Capital	Distribution
Fund	Income	Gains	Paid
Steward Covered Call Income Fund	$1,965,928	$78,151	$2,044,079
Steward Global Equity Income Fund	6,711,644	18,849,394	25,561,038
Steward International Enhanced Index Fund	3,676,956	—	3,676,956
Steward Large Cap Enhanced Index Fund	5,813,851	9,842,758	15,656,609
Steward Small-Mid Cap Enhanced Index Fund	1,843,538	7,241,158	9,084,696
Steward Select Bond Fund	3,550,046	—	3,550,046

The tax character of distributions paid during the fiscal year ended April 30,2019, was as follow:

	Distributions Paid From
		Net
		Long-Term	Total
	Ordinary	Capital	Distribution
Fund	Income	Gains	Paid
Steward Covered Call Income Fund	$2,375,222	$—	$2,375,222
Steward Global Equity Income Fund	10,280,699	17,436,658	27,717,357
Steward International Enhanced Index Fund	3,645,974	—	3,645,974
Steward Large Cap Enhanced Index Fund	5,748,102	21,132,271	26,880,373
Steward Small-Mid Cap Enhanced Index Fund	3,329,833	24,228,706	27,558,539
Steward Select Bond Fund	3,673,323	—	3,673,323

As of April 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

						Total
						Distributable
	Undistributed	Undistributed		Accumulated	Unrealized	Earnings/
	Ordinary	Long-Term	Accumulated	Capital and	Appreciation/	(Accumulated
Fund	Income	Capital Gains	Earnings	Other Losses	(Depreciation)	Deficit)
Steward Covered Call Income Fund	$2,180,217	$—	$2,180,217	$(89,035)	$(6,082,537)	$(3,991,355)
Steward Global Equity Income Fund	1,365,838	3,672,125	5,037,963	—	(16,086,877)	(11,048,914)
Steward International Enhanced Index Fund	273,526	1,139,785	1,413,311	—	(24,059,093)	(22,645,782)
Steward Large Cap Enhanced Index Fund	6,653,230	26,672,503	33,325,733	—	13,109,776	46,435,509
Steward Small-Mid Cap Enhanced Index Fund	1,333,259	6,557,617	7,890,876	—	(31,715,880)	(23,825,004)
Steward Select Bond Fund	507,600	—	507,600	(2,468,189)	6,572,726	4,612,137

As of the end of the fiscal year ended April 30, 2020, the following Funds had capital loss carry forwards (‘‘CLCFs’’) as summarized in the tables below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF is offset.

CLCFs not subject to expiration:

	Short-Term	Long-Term
Fund	Amount	Amount	Total
Steward Covered Call Income Fund	$—	$—	$—
Steward Global Equity Income Fund	—	—	—
Steward International Enhanced Index Fund	—	—	—
Steward Large Cap Enhanced Index Fund	—	—	—
Steward Small-Mid Cap Enhanced Index Fund	—	—	—
Steward Select Bond Fund	71,534	2,396,655	2,468,189

85

Under the current tax law, capital losses realized after October 31 and December 31, respectively, of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund’s deferred losses are as follows:

Post-October
Loss
Fund	Deferred
Steward Covered Call Income Fund	$(78,151)

Note 7 — Reclassifications:

In accordance with GAAP, the Funds will make reclassifications, if applicable, among their capital accounts. These reclassifications are intended to adjust the components of the Funds’ net assets to reflect the tax character of permanent book/tax differences (e.g., Foreign Currency Gain/Loss, return of capital basis adjustments sold, paydown gain/loss) and have no impact on the net assets or the net asset value of the Funds. As of April 30, 2020, there were no reclassifications made between the capital accounts and distributable earnings.

Note 8 — Control Ownership:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2020, AG Financial Solutions, the parent company of Crossmark Global Holdings, through its subsidiary, Steward Financial Holdings, Inc., had effective voting control over each of the Funds and SFI. In addition, as of April 30, 2020, the following were record owners of the approximate amounts of each Fund listed below. Record ownership is not necessarily the same as beneficial ownership.

		Percent
		Owned
Steward Covered Call Income Fund	MSCS Financial Services, LLC	86%

Steward Global Equity Income Fund	MSCS Financial Services, LLC	38%
Steward Global Equity Income Fund	National Financial Services LLC	32%

Steward International Enhanced Index Fund	MSCS Financial Services, LLC	44%
Steward International Enhanced Index Fund	National Financial Services LLC	50%

Steward Large Cap Enhanced Index Fund	MSCS Financial Services, LLC	41%
Steward Large Cap Enhanced Index Fund	National Financial Services LLC	42%

Steward Small-Mid Cap Enhanced Index Fund	MSCS Financial Services, LLC	40%
Steward Small-Mid Cap Enhanced Index Fund	National Financial Services LLC	24%

Steward Select Bond Fund	MSCS Financial Services, LLC	53%
Steward Select Bond Fund	National Financial Services LLC	45%

Note 9 — Additional Information:

At the February 27, 2020 meeting, the Board approved a reverse share split of the issued and outstanding shares of the Funds listed below.

On March 9, 2020, shares of the Funds listed below were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value per share. The reverse stock split had no impact on the net assets of the Fund or the value of a shareholder’s investment in the Fund. A summary of the reverse stock split is as follows:

86

			Net Asset	Net Asset
			Value Per	Value Per	Shares	Shares
	Effective		Share	Share	Outstanding	Outstanding
Fund	Date	Rate	Before Split	After Split	Before Split	After Split
Steward Global Equity Income Fund — Class C	3/9/2020	1:10	3.00	27.68	582,735.13	58,273.51
Steward Global Equity Income Fund — Class R6	3/9/2020	1:10	2.71	25.02	52,430.99	5,243.10
Steward International Enhanced Index Fund — Class C	3/9/2020	1:2	8.40	15.13	1.06	0.53
Steward International Enhanced Index Fund — Class R6	3/9/2020	1:2	8.43	15.20	59,229.13	29,614.56
Steward Large Cap Enhanced Index Fund — Class C	3/9/2020	1:5	7.59	34.69	1.36	0.27
Steward Large Cap Enhanced Index Fund — Class R6	3/9/2020	1:5	7.55	34.54	6,910,045.64	1,381,817.83
Steward Small-Mid Cap Enhanced Index Fund — Class C	3/9/2020	1:2	5.45	9.84	1.61	0.80
Steward Small-Mid Cap Enhanced Index Fund — Class R6	3/9/2020	1:2	5.47	9.86	8,301.18	4,150.59
Steward Select Bond Fund — Class C	3/9/2020	1:3	9.74	29.04	1.06	0.35
Steward Select Bond Fund — Class R6	3/9/2020	1:3	9.71	28.97	1.08	0.36

Note 10 — LIBOR Transition:

Certain of Steward Select Bond Fund’s investments, payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rate (“LIBOR”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR and reduced values of LIBOR-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from LIBOR may have an adverse impact on the Fund’s investments, performance or financial condition.

Note 11 — Coronavirus Disease 2019 (COVID-19):

Recently, the outbreak of COVID-19 has adversely impacted global commercial activity and contributed to significant volatility in financial markets. The COVID-19 pandemic and government responses are creating near-term disruption in global supply chains and adversely affecting many industries. The outbreak could have a continued material adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the ultimate material adverse impact of COVID-19. Nevertheless, COVID-19 presents material uncertainty and risk with respect to each Fund, its performance, and its financial results.

Note 12 — Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued.

Distributions

On June 15, 2020, the Funds declared and paid, respectively, a distribution from ordinary income for the following amounts:

Fund	Amount
Steward Covered Call Income Fund	$79,313
Steward Global Equity Income Fund	1,764,248
Steward International Enhanced Index Fund	663,304
Steward Large Cap Enhanced Index Fund	1,527,036
Steward Small-Mid Cap Enhanced Index Fund	177,129
Steward Select Bond Fund	811,728

Board of Directors

Richard J. Rossi was appointed by the Board as Lead Independent Director effective May 14, 2020.

87

Expense Limitation Agreement

The expense limitation agreement between SFI, on behalf of Steward Covered Call Income Fund, and Crossmark Global Investments, as described in Note 4, has been agreed to through August 30, 2021.

88

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Steward Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Steward Funds, Inc., comprising Steward Covered Call Income Fund, Steward Global Equity Income Fund, Steward International Enhanced Index Fund, Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, and Steward Select Bond Fund (the “Funds”) as of April 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended for Steward Global Equity Income Fund, Steward International Enhanced Index Fund, Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, and Steward Select Bond Fund, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended for Steward Covered Call Income Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of April 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2007.

COHEN & COMPANY, LTD.

Chicago, Illinois

June 25, 2020

C O H E N & C O M P A N Y , L T D .

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

General Information (Unaudited)

Federal Income Tax Information:

For the fiscal year ended April 30, 2020, the following percentages of the total ordinary income distributions paid by the Funds qualify for the dividends received deduction available to corporate shareholders.

Dividends
Fund	Received Deduction
Steward Covered Call Income Fund	2.84%
Steward Global Equity Income Fund	62.03%
Steward International Enhanced Index Fund	0.11%
Steward Large Cap Enhanced Index Fund	62.25%
Steward Small-Mid Cap Enhanced Index Fund	77.55%
Steward Select Bond Fund	2.79%

For the fiscal year ended April 30, 2020, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

For the taxable year ended April 30, 2020, the percentages of Qualified Dividend Income are as follows:

Qualified
Fund	Dividend Income
Steward Covered Call Income Fund	2.86%
Steward Global Equity Income Fund	100.00%
Steward International Enhanced Index Fund	100.00%
Steward Large Cap Enhanced Index Fund	64.42%
Steward Small-Mid Cap Enhanced Index Fund	78.59%
Steward Select Bond Fund	2.79%

The Funds declared long-term distributions of realized gains as follows:

Long-Term
Fund	Capital Gains
Steward Covered Call Income Fund	$78,151
Steward Global Equity Income Fund	18,849,394
Steward International Enhanced Index Fund	—
Steward Large Cap Enhanced Index Fund	9,842,758
Steward Small-Mid Cap Enhanced Index Fund	7,241,158
Steward Select Bond Fund	—

The Funds declared short-term distributions of realized gains as follows:

Short-Term
Fund	Capital Gains
Steward Covered Call Income Fund	$1,660,687
Steward Global Equity Income Fund	45,894
Steward International Enhanced Index Fund	—
Steward Large Cap Enhanced Index Fund	—
Steward Small-Mid Cap Enhanced Index Fund	55,773
Steward Select Bond Fund	—

The Steward International Enhanced Index Fund intends to elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on April 30, 2020 were as follows:

	Foreign	Foreign
Fund	Source Income	Tax Expense
Steward International Enhanced Index Fund	$0.55	$0.06

Proxy Voting Policy and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies and information regarding how each Fund voted proxies during the most recent 12 month-period ended June 30, is available without charge, (i) by calling 1-800-262-6631, or (ii) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Portfolio holdings information included with Form N-PORT for the third month of each relevant fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.

Submission of Matters to a Vote of Shareholders

At a special meeting of the shareholders of all series of Steward Funds, Inc. (“SFI”), consisting of Steward Covered Call Income Fund, Steward Global Equity Income Fund, Steward International Enhanced Index Fund, Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, and Steward Select Bond Fund (each, a “Fund”) held on July 29, 2019, the shareholders voted on two proposals: (1) to elect six nominees for Director to the Board of Directors of SFI (the “Board”), to serve from the time of his or her election and qualification until the election of Directors next succeeding his or her election and until his or her successor is elected and qualified; and (2) to approve a new investment advisory agreement between Crossmark Global Investments, Inc. and SFI, on behalf of each Fund. Shareholders of SFI were asked to vote on proposal (1) as a single class and shareholders of each Fund were asked to vote on proposal (2) with respect to their Fund. Each nominee for Director was elected to the Board and the new advisory agreement was approved for each Fund.

The results of the voting at the meeting were as follows:

1. Election of Directors

	Shares Voted
	For	Withheld
Richard J. Rossi	50,769,364.709	261,435.164
Mark H. Barineau	50,234,478.454	796,321.419
Richard L. Peteka	50,234,478.454	796,321.419
Adriana R. Posada	50,260,820.253	769,979.620
Michael L. Kern, III	50,702,875.335	327,924.538
Kyle A. Dana	50,728,120.683	302,679.190

There were no broker non-votes with regard to any of the Directors.

2. Approval of Investment Advisory Agreement For Each of the Funds

Steward Covered Call Income Fund
For	2,722,844.118
Against	0.000
Abstain	0.000
Broker Non-Vote	151,313.181
Total	2,874,157.299

Steward Global Equity Income Fund
For	5,590,249.690
Against	142,823.094
Abstain	20,998.670
Broker Non-Vote	3,642,992.822
Total	9,397,064.276

Steward International Enhanced Index Fund
For	4,787,969.427
Against	459,119.272
Abstain	13,166.598
Broker Non-Vote	1,289,450.498
Total	6,549,705.795

Steward Large Cap Enhanced Index Fund
For	12,493,771.616
Against	95,459.787
Abstain	19,304.484
Broker Non-Vote	1,955,131.771
Total	14,563,667.658

Steward Small-Mid Cap Enhanced Index Fund
For	7,510,448.570
Against	117,181.398
Abstain	50,840.442
Broker Non-Vote	3,432,900.838
Total	11,111,371.248

Steward Select Bond Fund
For	6,174,406.143
Against	13,590.000
Abstain	870.852
Broker Non-Vote	345,966.601
Total	6,534,833.596

EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Funds, you may incur transaction costs, including contingent deferred sales charges on the lesser of the purchase price or redemption proceeds of Class C shares. You will also incur ongoing costs, including management fee, 12b-1 fees, and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2019 through April 30, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

				Expense Ratio
	Beginning	Ending	Expenses Paid	During Period
	Account Value	Account Value	During Period*	11/1/19–
Fund	11/1/19	4/30/20	11/1/19 – 4/30/20	4/30/20**
Steward Covered Call Income Fund
Class A	$1,000.00	$919.10	$5.96	1.25%
Class C	1,000.00	914.90	9.52	2.00%
Class R6(1)	1,000.00	913.90	—	—%
Institutional Class	1,000.00	919.70	4.77	1.00%

Steward Global Equity Income Fund
Class A	1,000.00	867.20	6.31	1.36%
Class C	1,000.00	862.60	9.96	2.15%
Class R6	1,000.00	868.80	4.23	0.91%
Institutional Class	1,000.00	869.30	4.32	0.93%

Steward International Enhanced Index Fund
Class A	1,000.00	827.20	5.09	1.12%
Class C(1)	1,000.00	821.30	—	—%
Class R6	1,000.00	828.90	3.05	0.67%
Institutional Class	1,000.00	829.30	3.09	0.68%

Steward Large Cap Enhanced Index Fund
Class A	1,000.00	906.10	4.27	0.90%
Class C(1)	1,000.00	897.70	—	—%
Class R6	1,000.00	908.00	2.32	0.49%
Institutional Class	1,000.00	907.70	2.37	0.50%

Steward Small-Mid Cap Enhanced Index Fund
Class A	1,000.00	805.30	3.55	0.79%
Class C(1)	1,000.00	799.10	—	—%
Class R6	1,000.00	805.90	2.25	0.50%
Institutional Class	1,000.00	805.80	2.38	0.53%

Steward Select Bond Fund
Class A	1,000.00	1,024.40	5.18	1.03%
Class C(1)	1,000.00	999.50	—	—%
Class R6(1)	1,000.00	1,004.50	—	—%
Institutional Class	1,000.00	1,027.10	3.07	0.61%

*	Expenses are equal to the annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).
**	The Expense Ratio for each class of Steward Covered Call Income Fund (other than Class R6) reflects an expense limitation. See Note 4 in the Notes to Financial Statements.
(1)	Expense Paid and Expense Ratio are expressed as — and —%, respectively, because the class is too small to accrue income and expenses during the period ended April 30, 2020.

Hypothetical Example for Comparison Purposes (Unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Transactional costs, if any, such as sales charges (front or back end loads) or exchange fees, are not shown in the table. Therefore, this table is useful only in comparing ongoing costs and will not help you determine the relative costs of owning different funds.

			Expenses Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period
	Account Value	Account Value	11/1/19 –	11/1/19–
Fund	11/1/19	4/30/20	4/30/20	4/30/20**
Steward Covered Call Income Fund
Class A	$1,000.00	$1,018.65	$6.27	1.25%
Class C	1,000.00	1,014.92	10.02	2.00%
Class R6(1)	1,000.00	1,024.86	—	—%
Institutional Class	1,000.00	1,019.89	5.02	1.00%

Steward Global Equity Income Fund
Class A	1,000.00	1,018.10	6.82	1.36%
Class C	1,000.00	1,014.17	10.77	2.15%
Class R6	1,000.00	1,020.34	4.57	0.91%
Institutional Class	1,000.00	1,020.24	4.67	0.93%

Steward International Enhanced Index Fund
Class A	1,000.00	1,019.29	5.62	1.12%
Class C(1)	1,000.00	1,018.35	—	—%
Class R6	1,000.00	1,021.53	3.37	0.67%
Institutional Class	1,000.00	1,021.48	3.42	0.68%

Steward Large Cap Enhanced Index Fund
Class A	1,000.00	1,020.39	4.52	0.90%
Class C(1)	1,000.00	1,019.24	—	—%
Class R6	1,000.00	1,022.43	2.46	0.49%
Institutional Class	1,000.00	1,022.38	2.51	0.50%

Steward Small-Mid Cap Enhanced Index Fund
Class A	1,000.00	1,020.93	3.97	0.79%
Class C(1)	1,000.00	1,024.86	—	—%
Class R6	1,000.00	1,022.38	2.51	0.50%
Institutional Class	1,000.00	1,022.23	2.66	0.53%

Steward Select Bond Fund
Class A	1,000.00	1,019.74	5.17	1.03%
Class C(1)	1,000.00	1,018.90	—	—%
Class R6(1)	1,000.00	1,024.86	—	—%
Institutional Class	1,000.00	1,021.83	3.07	0.61%

*	Expenses are equal to the annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).
**	The Expense Ratio for each class of Steward Covered Call Income Fund (other than Class R6) reflects an expense limitation. See Note 4 in the Notes to Financial Statements.
(1)	Expense Paid and Expense Ratio are expressed as — and —%, respectively, because the class is too small to accrue income and expenses during the period ended April 30, 2020.

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors and the Funds’ officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the past five years, other directorships held by the Directors and their affiliations, if any, with Crossmark Global Investments, Inc. and Crossmark Distributors, Inc.

The Funds’ statement of additional information includes additional information about the Funds’ Directors and is available, without charge, upon request, by calling 1-800-262-6631.

				Number of
				Portfolios in
				Fund Complex	Other Directorships
	Position(s)	Term of Office(1)		Overseen by	Held by Director or
	Held with	and Length of	Principal Occupation(s)	Director or	Nominee During
Name, Address, Age	Fund	Time Served	During Past 5 Years	Nominee	the Past 5 Years
Interested Directors
Michael L. Kern, III, CFA (2) c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Chairman of the Board; Director	Indefinite Term Since 2017	President, CEO & Treasurer of Crossmark Global Holdings, Inc. (May 2015 – Present); President, CEO & Treasurer of Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 – Present); President, CEO & Treasurer of Crossmark Consulting, LLC (2016 – 2019); CCO of Crossmark Distributors, Inc. (August 1, 2017 – December 11, 2017); Secretary of Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Consulting, LLC (2016 – 2018); President of Stout Risius Ross, Inc. (2008 – 2015)	6	Stratford Cambridge Group Investments – Advisory Board (2011 – 2017); Foundation Capital Resources (2015 – Present); Stout Risius Ross, Inc. (2008 – 2015)

Kyle A. Dana CRPC(3) c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1978	Director	Indefinite Term Since 2017	Senior Vice President, Retirement & Investment Solutions of AG Financial Solutions(4) (2000 – Present)	6	N/A

Independent Directors
Mark H. Barineau c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1968	Director	Indefinite Term Since 2017	President of Lionsmark Investment Group(5) (since April 2016); President & Owner of Radney Management & Investments, Inc.(6) (1996 – 2016)	6	N/A

Richard L. Peteka c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1961	Director	Indefinite Term Since 2017	Chief Financial Officer and Secretary of Solar Capital Ltd., Solar Senior Capital Ltd. (May 2012 - Present) and SCP Private Credit Income BDC LLC(7) (2018 – Present)	6	N/A

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

				Number of
				Portfolios in
				Fund Complex	Other Directorships
	Position(s)	Term of Office(1)		Overseen by	Held by Director or
	Held with	and Length of	Principal Occupation(s)	Director or	Nominee During
Name, Address, Age	Fund	Time Served	During Past 5 Years	Nominee	the Past 5 Years
Independent Directors (continued)
Adriana R. Posada c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1954	Director	Indefinite Term Since 2017	Retired; Sr. Portfolio Manager of American Beacon Advisors, Inc. (September 1998 – March 2016)	6	Trustee of Irving Firemen’s Relief and Retirement Plan (April 2009 – October 2015)

Richard J. Rossi c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1956	Lead Independent Director as of May 14, 2020.	Indefinite Term Since 2019	Retired; President and Co–Chief Operating Officer, Eagle Asset Management, President, Eagle Mutual Funds and Eagle Fund Distributors (2000 – 2017)	6	N/A

(1)	Each Director serves on the Board from the time of his or her election or appointment until the election of Directors next succeeding his or her election or appointment and until his or her successor is elected and qualified. Because the Funds do not hold regular annual meetings of shareholders to elect Directors, each Director serves for an indefinite period.
(2)	Mr. Kern is an ‘‘interested person’’ of SFI, as defined in the 1940 Act, because of his position with the Funds’ investment adviser, administrator and distributor.
(3)	Mr. Dana is an ‘‘interested person’’ of SFI, as defined in the 1940 Act, because of his position with AG Financial Solutions, which is an affiliate of the Funds’ investment adviser, administrator and distributor.
(4)	AG Financial Solutions is an affiliate of SFI’s investment adviser, administrator and distributor specializing in delivering financial products and services that align with faith and values.
(5)	Lionsmark Investment Group is a private real estate investment and management company that Mr. Barineau formed in 2016. Its primary business is the acquisition, development and management of multi-family assets and other active and passive real estate investments.
(6)	Radney Management & Investments, Inc. was established in 1982 and is an ACCREDITED MANAGEMENT ORGANIZATION(R) specializing in multifamily property management.
(7)	Solar Capital Ltd., Solar Senior Capital Ltd. and SCP Private Credit Income BDC LLC are business development companies that invest primarily in senior secured loans of private middle-market companies to generate current income that is distributed to shareholders across economic cycles.

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

Other
Directorships Held
by Director or
	Position(s) Held	Term of Office(1) and	Principal Occupation(s)	Nominee During
Name, Address and Age	with Fund	Length of Time Served	During Past 5 Years	the Past 5 Years
Executive Officers
Michael L. Kern, III, CFA (1) c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	President and Treasurer	Since 2016	President, CEO & Treasurer of Crossmark Global Holdings, Inc. (May 2015 – Present); President, CEO & Treasurer of Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 – Present); President, CEO & Treasurer of Crossmark Consulting, LLC (2016 – 2019); CCO of Crossmark Distributors, Inc. (August 1, 2017 – December 11, 2017); Secretary of Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Consulting, LLC (2016 – 2018); President of Stout Risius Ross, Inc. (2008 – 2015)	Stratford Cambridge Group Investments – Advisory Board (2011 – 2017); Foundation Capital Resources (2015 – Present); Stout Risius Ross, Inc. (2008 – 2015)

John R. Wolf 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1961	Executive Vice President	SLCEIF since 2004 SSMCEIF since 1998 SIEIF since 2006 SSBF since 2004 SGEIF since 2008 SCCIF since 2017	Managing Director, Crossmark Global Investments, Inc. (2019 – Present); Managing Director – Equity Investments, Crossmark Global Investments, Inc. (1996 – 2019)	N/A

Victoria Fernandez 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Executive Vice President	Since 2014	Chief Market Strategist of Crossmark Global Investments, Inc. (2018 – Present); Managing Director – Fixed Income Investments of Crossmark Global Investments, Inc. (2012 – 2018); Associate, Fayez Sarofim & Co. (1994 - 2012)	N/A

Paul Townsen 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1971	Executive Vice President	Since 2017	Managing Director – Crossmark Global Investments, Inc. (2017 – Present); Senior Vice President – Crossmark Global Investments, Inc. (2015 – 2017); Vice President – Crossmark Global Investments, Inc. (1994 – 2015)	N/A

Brent Lium, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1969	Executive Vice President	Since 2019	Managing Director, Crossmark Global Investments, Inc. (2019 – Present); Portfolio Manager, Invesco Ltd. (2001 – 2019)	N/A

Ryan Caylor, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1986	Executive Vice President	Since 2020	Portfolio Manager, Crossmark Global Investments, Inc. (2020 – Present); Head of Research, Crossmark Global Investments, Inc. (2019 – Present); Senior Research Analyst, Crossmark Global Investments Inc. (2016 – 2019); Associate, Tudor, Pickering, Holt & Co. (2013 – 2016); Associate, Pricewaterhouse Coopers LLP (2011 – 2013)	N/A

Charles Sylvester 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1964	Executive Vice President	Since 2020	Managing Director – Head of Sales & Distribution, Crossmark Global Investments, Inc. (October 2019 – Present); Senior Vice President, Crossmark Global Investments, Inc. (June 2019 – September 2019); Senior Vice President, Invesco Ltd. (April 2000 – May 2019)	N/A

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

Other
Directorships Held
by Director or
	Position(s) Held	Term of Office(1) and	Principal Occupation(s)	Nominee During
Name, Address and Age	with Fund	Length of Time Served	During Past 5 Years	the Past 5 Years
Executive Officers (continued)
Patrick N. Garboden 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1957	Executive Vice President and Liquidity Risk Management Program Administrator	Since 2018	Portfolio Manager, Crossmark Global Investments, Inc. (October 2008 – Present)	N/A

Jim A. Coppedge 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1968	Executive Vice President, Chief Compliance Officer, Assistant Secretary and Assistant Treasurer	Since 2017	General Counsel & Chief Compliance Officer of Crossmark Global Investments, Inc. (2017 – Present); General Counsel & Chief Compliance Officer of Crossmark Distributors, Inc. (December 11, 2017 – Present); Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2018 – Present); Secretary, Crossmark Consulting, LLC (2018 – 2019); Deputy General Counsel of American International Group (2007 – 2015)	N/A

(1)	SFI officers are elected by the Board annually and hold office until the next annual Board meeting at which officers are elected and until his or her successor is elected and qualified.

Fund Name Abbreviations

Steward Covered Call Income Fund	(SCCIF)

Steward Global Equity Income Fund	(SGEIF)

Steward International Enhanced Index Fund	(SIEIF)

Steward Large Cap Enhanced Index Fund	(SLCEIF)

Steward Select Bond Fund	(SSBF)

Steward Small-Mid Cap Enhanced Index Fund	(SSMCEIF)

Visit us online at:

crossmarkglobal.com

CROSSMARK STEWARD FUNDS

ANNUAL REPORT

Steward Covered Call Income Fund

Steward Global Equity Income Fund

Steward International Enhanced Index Fund

Steward Large Cap Enhanced Index Fund

Steward Small-Mid Cap Enhanced Index Fund

Steward Select Bond Fund

Distributed by: Crossmark Distributors, Inc. 15375 Memorial Dr, Suite 200 Houston, TX 77079 1-800-262-6631 info@crossmarkglobal.com

For more complete information about the Steward Funds, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an exhibit.

(c)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 of Form N-CSR.

(d)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 of Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)	(2) The audit committee financial expert is Richard L. Peteka, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
(a) Audit Fees	$87,500	$86,000
(b) Audit-Related Fees	$-	$-
(c) Tax Fees	$18,000	$18,000
(d) All Other Fees	$-	$-

The audit fees are paid for professional services rendered by the auditor for the audit of the Funds’ annual financial statements or services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The tax fees are paid for professional services rendered by the auditor for tax compliance, tax advice and tax planning.

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(e)

(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the auditor to the Funds and certain non-audit services to be rendered by the auditor to the Funds’ investment adviser which require pre-approval by the Audit Committee. In connection with such pre-approvals, the auditor, or a Fund officer, with the assistance of the auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(2) For the fiscal years ended April 30, 2020 and 2019, 100% of all the fees in paragraphs (b) through (d) were approved by the Audit Committee.

(f) Not applicable.

(g)

For the fiscal year ended April 30, 2020, Cohen and Company, Ltd. billed $18,000.

For the fiscal year ended April 30, 2019, Cohen and Company, Ltd. billed $18,000.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The schedules of investments are included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

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(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-2(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)	(2) Certifications for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)	(3) Not applicable.

(a)	(4) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Steward Funds, Inc.

By:	/s/ Michael L. Kern, III
Michael L. Kern, III
President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date: July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Kern, III
Michael L. Kern, III
President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date: July 2, 2020

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